UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22935

IMPAX FUNDS SERIES TRUST III
(Exact name of Registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH	03801
(Address of principal executive offices)	(Zip code)

Impax Asset Management LLC 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:	800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders

IMPAX LARGE CAP FUND

IMPAX SMALL CAP FUND

IMPAX US SUSTAINABLE
ECONOMY FUND

IMPAX GLOBAL SUSTAINABLE
INFRASTRUCTURE FUND

IMPAX GLOBAL OPPORTUNITIES
FUND

IMPAX GLOBAL ENVIRONMENTAL MARKETS FUND

IMPAX ELLEVATE GLOBAL WOMEN’S LEADERSHIP FUND

IMPAX INTERNATIONAL
SUSTAINABLE ECONOMY FUND

IMPAX CORE BOND FUND

IMPAX HIGH YIELD BOND FUND

IMPAX SUSTAINABLE ALLOCATION FUND

ANNUAL
REPORT

December 31, 2022

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Table of Contents

Glossary of Terms	2
Letter to Shareholders	6
Portfolio Manager Comments and Highlights	9
Impax Large Cap Fund	9
Impax Small Cap Fund	13
Impax US Sustainable Economy Fund	17
Impax Global Sustainable Infrastructure Fund	21
Impax Global Opportunities Fund	25
Impax Global Environmental Markets Fund	29
Impax Ellevate Global Women’s Leadership Fund	34
Impax International Sustainable Economy Fund	38
Impax Core Bond Fund	43
Impax High Yield Bond Fund	47
Impax Sustainable Allocation Fund	52
Shareholder Expense Examples	56
Schedules of Investments	59
Statements of Assets and Liabilities	110
Statements of Operations	114
Statements of Changes in Net Assets	116
Financial Highlights	122
Notes to Financial Statements	134
Report of Independent Registered Public Accounting Firm	157
Trustees and Officers	161
Account Options and Services	166

*	Effective December 31, 2022, the names of each Fund changed to replace “Pax” with the name “Impax”.

For More Information

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Account Inquiries

Impax Funds
P.O. Box 534463
Pittsburgh, PA 15253-4463

Investment Adviser

Impax Asset Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and Dividend Disbursing Agent

BNY Mellon Investment
Servicing (U.S.) Inc.
P.O. Box 534463
Pittsburgh, PA 15253-4463

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

1

Glossary of Terms

Blended Index for the Impax Sustainable Allocation Fund is composed of 60% S&P 500 Index and 40% Bloomberg US Aggregate Bond Index.

Bloomberg US Aggregate Bond Index is a broad-based index, maintained by Bloomberg L.P. often used to represent investment grade bonds being traded in the United States.

FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology, waste and pollution control and food, agriculture and forestry. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. (“Impax”) with FTSE International. Impax is also the sub-adviser to the Impax Global Environmental Markets Fund.

The FTSE Global Infrastructure Opportunities Index is designed to reflect the performance of infrastructure and infrastructure-related listed securities worldwide. Companies must derive a minimum of 20% of their revenue from either the core infrastructure activities or the infrastructure-related activities to be considered for index inclusion.

ICE BofA Merrill Lynch U.S. High Yield - Cash Pay - BB-B (Constrained 2%) Index tracks the performance of BB- and B rated fixed income securities publicly issued in the major domestic or Eurobond markets, with total index allocation to an individual issuer limited to 2%.

Impax Global Women’s Leadership Index is a customized market capitalization-weighted index created and licensed by Impax Asset Management (“IAM”) consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by the IAM Gender Analytics team, with final approval by the IAM Women’s Index Committee. In addition, the companies comprising the Women’s Index meet certain environmental, social and governance (ESG) or sustainability thresholds, as rated by MSCI ESG Research.

Impax Sustainability Lens is a proprietary tool designed to facilitate a systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. The tool highlights sub-industries with transition tailwinds and headwinds, assisting the investment team in identifying companies that the Adviser believes present attractive opportunities and lower risks.

Impax Systematic ESG Rating is a proprietary ranking of companies’ environmental, social and governance (ESG). The rating framework is shaped on how sustainability impacts financial performance. The rating emphasizes a company’s management of ESG-related risks.

Lipper Core Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper Core Bond Funds Index Average. The Lipper Core Bond Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

Lipper Global Infrastructure Funds Index tracks the results of the 10 largest mutual funds in the Lipper Global Infrastructure Fund Index Average. The Lipper Global Infrastructure Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest predominantly across energy, industrials, utilities and materials sectors.

2

Funds must contain a diverse mix of listed & liquid equities that reflect companies which engaged in core infrastructure activities. These generally include large geographic projects leading to the construction of energy supplies, utilities, education, health, social and transportation facilities.

Lipper Global Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Global Multi-Cap Core Funds Index Average. The Global Multi-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap core funds typically have average characteristics compared to the MSCI World Index.

Lipper Global Multi-Cap Growth Funds Index tracks the results of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) above 400% of the 75th market capitalization Glossary of Terms 3 percentile of the S&P/Citigroup World Broad Market Index. Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup BMI. One cannot invest directly in an index.

Lipper High Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Yield Bond Funds Average. The Lipper High Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues.

Lipper International Large-Cap Core Funds Index tracks the results of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Large Cap Core Funds Index Average. The Lipper Large Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have average characteristics compared to the S&P 500 Index.

Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds Index Average. The Lipper Multi-Cap Core Funds Index Average is a total return performance average of mutual funds tracked by Lipper, Inc. that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. These funds typically have average characteristics compared to the S&P SuperComposite 1500 Index.

Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap core funds have more latitude

3

Glossary of Terms, continued

in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Morningstar Allocation – 50% to 70% Equity seeks to provide both capital appreciation and income by investing in three major areas: stocks, bonds and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash.

MSCI All-Country World Index (“ACWI”) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 48 country indices comprising 23 developed and 24 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE (Net) Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom.

MSCI EAFE ESG Leaders Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities of issuers organized or operating in developed market countries around the world excluding the U.S. and Canada that have high environmental, social and governance (ESG) ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually. MSCI ESG Research evaluates companies’ ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest).

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Russell 1000 Index measures the performance of the 1,000 largest U.S. companies, as measured by market capitalization. It is a subset of the Russell 3000 Index, which measures the largest 3,000 companies. The Russell 1000 Index is comprised of over 90% of the total market capitalization of all listed U.S stocks.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

4

The S&P 500 Index is an unmanaged index of large capitalization common stocks.

The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities.

Performance for the MSCI ACWI Index, the MSCI EAFE Index, the MSCI EAFE ESG Leaders Index, the MSCI World Index, the S&P Global Infrastructure Index and the Impax Global Women’s Leadership Index are shown “net”, which includes dividend reinvestments after deduction of foreign withholding tax.

Securities Indices above assume reinvestment of all distributions and interest payments, have no policy of sustainable investing and do not take into account brokerage fees or expenses.

Lipper Indices above are not what are typically considered to be an “index” because they track the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

Diversification does not eliminate the risk of experiencing investment losses.

One cannot invest directly in any index.

5

Letter to Shareholders
by Joseph Keefe, President

Dear fellow shareholders,

2022 was an exceptionally challenging year for global markets, and a challenging but energizing year for Impax mutual funds. Although US gross domestic product (GDP) grew at a surprisingly solid 2.9% annual rate in the fourth quarter, both equity and bond markets delivered negative returns as investors faced higher inflation, rising interest rates, heightened geopolitical tensions, supply chain disruptions and a slower outlook for growth. A market rotation away from higher quality companies and into more commodity-oriented sectors like energy created headwinds, as our funds tend to invest in higher quality securities and are fossil fuel-free.

As you review our portfolio managers’ report on how our funds have fared in this environment, I want to underscore why, notwithstanding volatile markets, we are optimistic about the future.

At Impax, we believe that short-term volatility can offer real opportunities for active management. The resulting market inefficiencies create more attractive entry points for longer-term investments, and we believe this is particularly true for Impax’s investments, which are focused on the opportunities and risks arising from the transition to a more sustainable economy.

For example, energy market upheaval and geopolitical tensions arising from the Russian invasion of Ukraine have underscored the risks, both political and economic, of over-dependence on fossil fuel imports. We anticipate that a defining characteristic of 2023 – aided by public policy tailwinds such as infrastructure legislation and the Inflation Reduction Act in the US – will be a significant expansion of investment in renewable electricity generation. Renewables have begun to play a major role in addressing energy costs and security issues while helping to reduce carbon emissions.

Few companies have been immune to rising costs, which will continue to crimp margins in the short term. Over the longer term, we believe the imperative to shift towards a more sustainable economic model creates vast opportunities for innovative businesses, irrespective of the macroeconomic picture. The healthcare sector is an example where quality companies can continue to enhance their competitive advantage through product innovation. We believe that the combination of aging populations, more stringent regulation and ever more specific diagnoses means that focused small and midsized biotech players can thrive in niches that didn’t previously exist.

6

Beyond identifying investable opportunities, we continue to support our clients and contribute to the development of a sustainable society through our engagement and advocacy activity, our research, and our impact reporting.

Just a few examples in the last year include groundbreaking research with the University of Oxford on pricing physical climate risk, a corporate engagement campaign on women’s health and wellness in response to the Dobbs decision, and progress in our engagement with Disney on equity and inclusion – after many conversations over the course of several years, the company published pay equity data for the first time in December 2022. We also voiced our support when the SEC signaled that ESG factors could be material to investors, for both investment and proxy voting, and we continue to hone our internal tools to ensure we price each of these factors accurately and consistently.

You may have noticed this is the first Annual Report since the Funds’ names changed from ’Pax’ to ’Impax’ to better reflect our unified global investment approach and brand. Since all Impax-managed strategies globally apply the same investment management philosophy, process and proprietary tools, we believe that this change provides greater clarity among investors and in the marketplace.

To honor the history and legacy of Pax World Funds, we have created the Pax Scholarship Program to award annual scholarships to three New Hampshire-based educational and non-profit institutions promoting sustainability, advancing gender equality, and fostering global peace.

Despite recent challenges, we remain focused on what we believe are promising investment opportunities ahead. Over the coming decades, businesses and capital markets will be profoundly re-shaped by global sustainability challenges. Certain sectors and industries will face headwinds while others will enjoy tailwinds. Some companies will be leaders, well-positioned to potentially benefit from the sustainability transition, while laggards that fail to adjust will be left behind. Impax will continue to invest in the leaders, working on your behalf with the goal to deliver competitive investment returns while building momentum toward a more sustainable future.

Sincerely,

Joseph F. Keefe

President

7

Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Impax Asset Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund’s portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund’s share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).

Performance data quoted represent past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For most recent month-end performance information, visit www.impaxam.com

The Funds’ distributor, Foreside Financial Services, LLC, is not affiliated with Impax Asset Management LLC or Impax Asset Management, Ltd.

8

December 31, 2022
Impax Large Cap Fund

Portfolio Managers’ Comments

Portfolio Manager Andrew Braun

Portfolio Manager Barbara Browning, CFA

How did the Impax Large Cap Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2022, the Institutional Class and Investor Class of the Fund had total returns of -19.77% and -19.99%, respectively, compared to -18.11% for the S&P 500 Index and -17.00% for the Lipper Large-Cap Core Funds Index.

What factors or portfolio holdings contributed to the Fund’s performance?

In 2022, the Fund posted negative returns in absolute terms and underperformed the S&P 500 Index on a relative basis, although the Fund’s negative performance was mitigated by strong stock selection in Health Care as several of the portfolio’s positions outperformed the strong relative returns of the Health Care sector. Communication Services and Information Technology were other sectors where the portfolio generated attractive stock selection, due to being underweight to the mega cap tech complex.

Relative performance was positive until late in February, when relative performance began to be more influenced by the macro environment, including the geopolitical events transpiring in Ukraine. The steepening of the yield curve and upward move in oil and commodity prices led to a rotation out of quality and growth and into more commodity-oriented sectors of the market such as Energy in the first half of 2022. The second half of 2022 was a tale of two quarters. We saw exuberance at the start of the third quarter, but this quickly dissipated as the Federal Reserve took action to manage inflation. This was followed by a potential bear market bounce in October and November as investors bet on central banks slowing the pace of interest rate hikes in the face of a potential recession in 2023.

Stocks supported by good earnings and those with good pricing power or better inflation resilience have tended to perform better over the year. Merck (Health Care), a diversified global health care company, benefited from strong results and the rotation into large cap pharmaceuticals. Merck’s diversified revenue base remains attractive, with a leading oncology business, paired with sizeable franchises in Animal Health and Vaccine categories which have been able to outgrow market expectations. Vertex Pharmaceuticals (Health Care), a drug development company,

9

December 31, 2022
Impax Large Cap Fund, continued

has produced a series of strong financial results and benefitted from an improving outlook for pipeline assets, thus allowing for upgrades to earnings estimates. A better competitive outlook for its key cystic fibrosis franchise has also underpinned stock performance. T-Mobile (Communication Services) is the newly ranked number two cellular provider in the US. The stock has performed strongly in an uncertain environment. In our view, the firm’s competitive 5G position, limited exposure to inflation, and defensive business model should provide management with the flexibility to execute on a significant share repurchase program over the next 36 months.

What factors or portfolio holdings detracted from the Fund’s performance?

As mentioned above, US stocks in general were down for the year as investors adjusted to the end of quantitative easing, persistent inflation, heightened geo-political tensions, and a slower outlook for growth. Market volatility has been pronounced as investors weigh slower economic momentum against central bank actions to contain inflation.

The S&P 500 Energy sector saw its best return in the last 33 years, and as a result, the Fund’s lack of an Energy allocation was the largest detractor of returns, offsetting the benefits of positive stock selection. Stock selection was most challenged in Materials, Industrials, and Financials. In particular, the portfolio’s growth-oriented Materials and Industrials holdings struggled as investors rotated to cheaper stocks with more commodity exposure.

Market rotation away from Covid-19 beneficiaries and richly valued growth and quality names were among the biggest headwinds for performance. Stanley Black and Decker (Industrials), a manufacturer of hand and power tools, had disappointing results in the second quarter, and a significant negative revision, rebasing earnings as the company announced a major restructuring program to reduce inventories, take out layers of management, and reduce manufacturing complexity. The team sold out of the position over a lack of conviction in the new CEO. Lincoln National Corp (Financials) announced a significant GAAP charge to cover changes related to decreasing numbers of older policy holders dropping coverage. This has impacted the balance sheet, expectations on the buyback program, as well as base case revenue. The team exited the position as the expectations for the company have deteriorated as a result. Aptiv (Consumer Discretionary) has faced headwinds during the year due to continued supply chain issues and higher interest rates leading to ongoing reductions in market estimates for global automotive growth. However, the company recently announced quarterly earnings highlighting continued growth in vehicle content from the transition towards electric cars, while supply chain headwinds that have inhibited

10

December 31, 2022

auto production this year are beginning to abate. The investment team regards the company as a key beneficiary of electrification and automation of vehicles. Despite the share price weakness, the Investment Team maintains conviction in Aptiv as a key beneficiary of electrification and automation of vehicles.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Year ended December 31, 2022

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	5 Years	Since Inception[1]
Institutional Class[2]	PXLIX	-19.77%	9.20%	10.88%	12.26%
Investor Class[2]	PAXLX	-19.99%	8.94%	10.60%	11.99%
S&P 500 Index		-18.11%	7.66%	9.42%	11.17%
Lipper Large-Cap Core Funds Index		-17.00%	6.69%	8.25%	10.05%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

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December 31, 2022
Impax Large Cap Fund, continued
Portfolio Highlights (Unaudited), continued

Asset Allocation	Percent of Investments
Foreign Stocks	1.8%
U.S. Stocks	97.4%
Cash & Cash Equivalents	0.8%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	6.4%
Apple, Inc.	4.6%
Trane Technologies PLC	3.0%
Alphabet, Inc., Class A	2.9%
Merck & Co., Inc.	2.7%
Walt Disney Co., The	2.6%
Visa, Inc., Class A	2.5%
Aptiv PLC	2.4%
Lowe’s Cos., Inc.	2.4%
Citizens Financial Group, Inc.	2.4%
Total	31.9%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	26.2%
Health Care	15.5%
Financials	11.0%
Communication Services	9.8%
Industrials	9.1%
Consumer Discretionary	8.5%
Consumer Staples	7.4%
Real Estate	5.8%
Materials	4.8%
Utilities	1.0%
Other assets and liabilities (net)	0.9%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

12

December 31, 2022
Impax Small Cap Fund

Portfolio Manager Nathan Moser, CFA

Portfolio Manager Diederik Basch, CFA

Portfolio Manager Curtis Kim, CFA

How did the Impax Small Cap Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2022, the Investor Class, Class A and Institutional Class shares of the Fund had total returns of -22.97%, -23.03% and -22.80%, respectively, compared to -20.44% for the Russell 2000 Index and -15.22% for the Lipper Small Cap Core Funds Index.

What factors or portfolio holdings contributed to the Fund’s performance?

In 2022, the Fund posted negative absolute returns and underperformed the Russell 2000 Index on a relative basis, although the Fund’s negative performance was mitigated by strong stock selection in Information Technology and Real Estate.

Relative performance was positive to begin the year, until late in February when the macroeconomic environment – including the war in Ukraine – weighed on performance. The steepening of the yield curve and an upward move in oil and commodity prices led to a rotation out of quality and growth and into more commodity-oriented sectors of the market such as Energy in the first half of 2022. The second half of 2022 was a tale of two quarters. We saw exuberance at the start of the third quarter, but this quickly dissipated as the Fed aggressively raised rates to fight inflation. This was followed by a potential bear market bounce in October and November as investors bet on central banks slowing the pace of interest rate hikes in the face of a potential recession in 2023.

The top contributors for the year were stock specific. Natus Medical (Health Care) is a neuro and newborn focused medical device company which was acquired by ArchiMed Group for a 29% premium. Karuna Therapeutics (Health Care) is a biotechnology company that develops therapies for the treatment of chronic mental health disorders. The company had positive clinical data for its schizophrenia drug in 2022. We believe that the significant unmet clinical need and better safety profile suggests this drug could have a multi-billion-dollar revenue potential. The team

13

December 31, 2022
Impax Small Cap Fund, continued

exited the position during the period due to catalyst realization and valuation. The company was sold during the period after the share price reacted favorably to this announcement and reached the team’s intrinsic value estimate.

What factors or portfolio holdings detracted from the Fund’s performance?

As noted above, the portfolio’s performance was broadly down for the year as investors adjusted to the end of quantitative easing, persistent inflation, heightened geo-political tensions, and a slower outlook for growth. Market volatility has been pronounced as investors weigh slower economic momentum against central bank actions to contain inflation.

Energy was the only sector that delivered positive returns in the Russell 2000, as the sector saw one of its best returns in the last 25 years. The fossil fuel-free portfolio’s structural underweight to Energy and Utilities was a large detractor and offset the positive stock selection the team was able to generate for the year. Stock selection was weakest in Industrials and Financials.

Health Care names dominated the bottom contributors as the market rotated away from Covid-19 beneficiaries and names reliant on the biotech funding cycle. Health Catalyst (Health Care) lowered guidance as its core customers (hospitals and medical providers) are facing a difficult environment. Management has refocused on tangible return on investment (ROI) products, which gave our investment team the confidence to maintain and increase the position given the discounted valuation. Omnicell (Health Care) – a healthcare IT company – cited deteriorating financial health from large hospital systems and nurse staffing issues as they largely reset medium term growth targets. The stock was sold in the fourth quarter as fundamentals deteriorated.

14

December 31, 2022

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Year ended December 31, 2022

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXSCX		-22.97%	3.88%	3.07%	8.20%
Class A1,2,4	PXSAX	NAV[3]	-23.03%	3.87%	3.06%	8.19%
		POP	-27.25%	1.93%	1.90%	7.58%
Institutional Class[1]	PXSIX		-22.80%	4.14%	3.32%	8.47%
Russell 2000 Index			-20.44%	3.10%	4.13%	9.01%
Lipper Small-Cap Core Funds Index			-15.22%	5.62%	5.48%	9.48%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses during the 10-year periods; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

15

December 31, 2022
Impax Small Cap Fund, continued
Portfolio Highlights (Unaudited), continued

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
Foreign Stocks	2.5%
U.S. Stocks	96.8%
Cash & Cash Equivalents	0.7%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Victory Capital Holdings, Inc., Class A	4.4%
Brightsphere Investment Group, Inc.	3.9%
Neurocrine Biosciences, Inc.	3.6%
Graphic Packaging Holding Co.	3.2%
Voya Financial, Inc.	2.9%
SI-BONE, Inc.	2.8%
Eastern Bankshares, Inc.	2.7%
Ligand Pharmaceuticals, Inc.	2.7%
Altus Group, Ltd.	2.5%
Healthcare Realty Trust, Inc., REIT	2.5%
Total	31.2%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Health Care	21.8%
Financials	16.4%
Information Technology	16.0%
Industrials	15.5%
Consumer Discretionary	9.6%
Real Estate	7.0%
Materials	5.4%
Consumer Staples	4.7%
Communication Services	3.0%
Other assets and liabilities (net)	0.6%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

16

December 31, 2022
Impax US Sustainable Economy Fund

Portfolio Manager Scott LaBreche

Portfolio Manager Christine Cappabianca

How did the Impax US Sustainable Economy Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2022, the Fund’s Investor Class, Class A, and Institutional Class shares had total returns of -18.25%, -18.24% and -18.01%, respectively, compared to -19.13% for the Russell 1000 Index and -17.99% for the Lipper Multi-Cap Core Funds Index.

What factors or portfolio holdings contributed to the Fund’s performance?

In calendar year 2022, the Fund outperformed the Russell 1000 Index. Although US Large Cap Stocks were down in 2022, the portfolio’s avoidance of stocks with low environmental, social, and governance (ESG) ratings, as determined by the Impax Systematic ESG Rating, was the key driver of outperformance for the reporting period.

The Fund is overweight to companies with favorable Impax Systematic ESG Ratings, relative to their sector and industry peers. Not owning companies with poor Systematic ESG scores, most notably Tesla and Meta, was additive to performance as those companies struggled in 2022.

The Fund’s underweight to Amazon, a company that also endured a challenging year, as well as its security selection within Healthcare and Insurance helped performance. MetLife (Insurance) and Bristol-Myers Squibb (Healthcare) were standout performers and contributed positively to performance over the reporting period.

What factors or portfolio holdings detracted from the Fund’s performance?

The portfolio’s underweight to industries that we consider higher risk, extractive sub-industries, as determined by the Impax Sustainability Lens1 was a large detractor to Fund performance. The Impax Sustainability Lens is a proprietary tool that helps the portfolio managers systematically overweight the portfolio toward sub-industries we identify as high opportunity in the context of the transition to a more sustainable economy, while removing exposure to sub-industries classified as low opportunity and high risk.

17

December 31, 2022
Impax US Sustainable Economy Fund, continued

Additionally, the Fund’s lack of energy exposure, due to its fossil fuel-free profile, negatively impacted performance during the reporting period. The Energy sector performed well throughout the year and produced outsized returns, relative to other sectors. The Fund’s avoidance of traditional energy companies and subsequently, not owning large, diversified oil names, including ExxonMobil and Chevron, hurt performance.

Finally, while the portfolio’s overweight to companies with the highest ESG scores (ESG leaders), as determined by Impax Systematic ESG Rating, was a positive contributor to overall Fund performance, one of the portfolio’s ESG leaders, NVDIA, significantly underperformed during the reporting period. NVDIA, an industry leading semiconductor company that maintains a high ESG score as determined by the Systematic ESG Rating, was among the worst performers in the Russell 1000 Index.

[1]

The portfolio integrates the Impax Sustainability Lens, a proprietary tool that helps the adviser systematically overweight the portfolio toward sub-industries we identify as high opportunity in the context of the transition to a more sustainable economy while removing exposure to sub-industries classified as low opportunity and high risk.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

18

December 31, 2022

Returns—Year ended December 31, 2022

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXWGX		-18.25%	6.41%	7.91%	10.86%
Class A1,2,4	PXGAX	NAV[3]	-18.24%	6.40%	7.90%	10.86%
		POP	-22.75%	4.42%	6.69%	10.23%
Institutional Class[1]	PWGIX		-18.01%	6.67%	8.18%	11.14%
Russell 1000 Index			-19.13%	7.35%	9.13%	12.37%
Lipper Multi-Cap Core Funds Index			-17.99%	7.01%	7.89%	11.02%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses or waived a portion of its fee during all periods shown; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
Foreign Stocks	1.1%
U.S. Stocks	97.3%
Cash & Cash Equivalents	1.6%
Total	100.0%

19

December 31, 2022
Impax US Sustainable Economy Fund, continued
Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	5.3%
Microsoft Corp.	4.5%
Alphabet, Inc., Class A	2.4%
Johnson & Johnson	2.3%
NVIDIA Corp.	2.0%
Eli Lilly & Co.	1.8%
Texas Instruments, Inc.	1.8%
Home Depot, Inc., The	1.8%
Bristol-Myers Squibb Co.	1.7%
MetLife, Inc.	1.7%
Total	25.3%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	29.0%
Health Care	17.1%
Industrials	12.4%
Consumer Discretionary	7.2%
Financials	7.0%
Communication Services	6.2%
Consumer Staples	6.2%
Real Estate	6.1%
Materials	5.5%
Utilities	1.7%
Other assets and liabilities (net)	1.6%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

20

December 31, 2022
Impax Global Sustainable Infrastructure Fund

Portfolio Manager Scott LaBreche

Portfolio Manager Christine Cappabianca

How did the Impax Global Sustainable Infrastructure Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2022, the Fund’s Institutional Class and Investor Class shares had total returns of -13.25% and -13.44%, respectively, compared to -9.04% for the FTSE Global Infrastructure Opportunities Index (FTSE IO) and -18.36% for the MSCI ACWI, -0.99% for the S&P Global Infrastructure Index and -6.80% for the Lipper Global Infrastructure Funds Index.

Effective November 15, 2022, the FTSE IO, a measure of traditional infrastructure performance, replaced the S&P Global Infrastructure Index as the primary benchmark for the Fund. As part of this change, the MSCI ACWI became the Fund’s secondary benchmark for a broad global market comparison.

What factors or portfolio holdings contributed to the Fund’s performance?

2022 was an exceptionally challenging year for global equities as higher inflation, rising interest rates and slower economic growth negatively impacted investor sentiment. The Fund’s underperformance relative to the FTSE IO was largely due to its avoidance of companies that fall outside of the sustainable infrastructure universe. Companies that fall outside of the Fund’s investment universe are generally more resource and carbon intensive.

The portfolio follows a sustainable investing approach, investing in companies that are representative of infrastructure essential for the transition to a more sustainable economy, while retaining the broad characteristics that investors expect from an infrastructure portfolio, high yields and defensive characteristics.

Impax classifies sustainable infrastructure into two broad categories:

1.	Resource Infrastructure includes New Energy, Water, Waste & Resource Efficiency, and Food and Agriculture sub sectors.

2.	Social and Economic Infrastructure which includes Communications & Data, Buildings & Facilities, Transportation, Healthcare, Education, and Finance sub sectors.

21

December 31, 2022
Impax Global Sustainable Infrastructure Fund, continued

Although the Fund underperformed its primary benchmark during the reporting period, the Fund’s underperformance was mitigated by a few factors. Within Resource Infrastructure, Resource Efficiency & Waste Management, companies were positive contributors to the Fund’s relative performance. Ashtead and United Rentals, equipment rental companies, were standout performers during the year. Additionally, outperformance from Brambles, a provider of pallet and plastic container pooling services, helped performance.

Within Social and Economic Infrastructure, strong performance from Cigna benefitted the portfolio. Additionally, outperformance from railroad holdings, Union Pacific and MTR, was a boost to performance.

What factors or portfolio holdings detracted from the Fund’s performance?

The primary detractor to performance relative to the FTSE IO was the lack of exposure to companies that fall outside of the sustainable infrastructure universe. The portfolio’s avoidance of sectors that outperformed the broader market, such as traditional utility and steel companies, negatively impacted performance.

Within Resource Infrastructure, the portfolio suffered from its allocation to Water holdings, as water utility holdings (Veolia and Pennon) as well as water distribution holdings (Advanced Drainage) sold off in 2022.

Within the Social and Economic Infrastructure category, Communications & Data exposure detracted during the period, weighed down by Communication Services. Efficient IT exposure also detracted, given underperformance from Taiwan Semiconductor.

22

December 31, 2022

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Year ended December 31, 2022

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Year	5 Year	Since Inception[1]
Institutional Class[2]	PXDIX	-13.25%	4.29%	6.59%	8.41%
Investor Class[2]	PAXDX	-13.44%	4.04%	6.30%	8.14%
FTSE Global Infrastructure Opportunities		-9.04%	2.59%	3.65%	5.71%
S&P Global Infrastructure Index		-0.99%	0.93%	2.99%	5.54%
Lipper Global Infrastructure Funds Index		-6.80%	1.55%	4.02%	6.73%
MSCI ACWI (Net) Index		-18.36%	3.99%	5.21%	8.06%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

[2]

The Fund’s investment adviser waived a portion of its fee during all periods shown; total returns would have been lower had these waivers not taken place. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

23

December 31, 2022
Impax Global Sustainable Infrastructure Fund, continued
Portfolio Highlights (Unaudited), continued

Asset Allocation	Percent of Investments
Foreign Stocks	55.4%
U.S. Stocks	43.4%
Cash & Cash Equivalents	1.2%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Schneider Electric SE	2.4%
Iberdrola SA	2.3%
Waste Management, Inc.	2.1%
Enel SpA	1.8%
Canadian Pacific Railway, Ltd.	1.7%
American Water Works Co., Inc.	1.5%
Edison International	1.4%
SSE PLC	1.4%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1.4%
AT&T, Inc.	1.3%
Total	17.3%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Industrials	30.0%
Utilities	28.1%
Communication Services	14.7%
Information Technology	10.0%
Health Care	8.2%
Real Estate	5.0%
Consumer Staples	1.6%
Materials	0.5%
Consumer Discretionary	0.4%
Other assets and liabilities (net)	1.5%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

24

December 31, 2022
Impax Global Opportunities Fund

Portfolio Manager Kirsteen Morrison

Portfolio Manager David Winborne Sub-Adviser Impax Asset Management Ltd.

How did the Impax Global Opportunities Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2022, the Fund’s Institutional Class and Investor Class shares had total returns of -18.49% and -18.66%, respectively, compared to -18.36% for the MSCI All-Country World (Net) Index (“MSCI ACWI”) and -28.63% for the Lipper Global Multi-Cap Growth Funds Index.

What factors or portfolio holdings contributed to the Fund’s performance?

For the year ended December 31, 2022, the Fund was down in absolute terms, although the Fund’s negative performance was mitigated by a few factors. As the year progressed and investors focused more on the increasing risk of recession, investor appetite for companies with more predictable earnings and higher quality characteristics increased. We believe this helped the Fund to gain back some relative performance.

The Fund benefited from strong stock selection in Information Technology and Communications Services, where the portfolio’s lack of exposure to mega-cap technology companies helped on a relative basis. The sector allocation effect was positive overall, as the benefits from being underweight to Communication Services and Consumer Discretionary offset the drag from the lack of exposure to Energy.

Stocks supported by good earnings and those with good pricing power or better inflation resilience have tended to perform better over the year. Vertex Pharmaceuticals (Biotechnology, US), a drug development company, has produced a series of strong financial results and benefitted from an improving outlook for pipeline assets, thus allowing for upgrades to earnings estimates. A better competitive outlook for its key cystic fibrosis franchise has also underpinned stock performance. AIA (Life & Health Insurance, Hong Kong) has benefited from the relaxation of Covid-19 related mobility restrictions in China as the potential re-opening of the HK-China border allows for a more positive outlook on the value of new business growth. While the stock has experienced some volatility, the company has produced good results relative to peers and management remains focused on key targets such as mainland China expansion. The company also announced a well-received share buy-back earlier in the year, demonstrating, in our view, the firm’s resilience and balance sheet strength.

25

December 31, 2022
Impax Global Opportunities Fund, continued

Finally, Hannover Reuck (Reinsurance, Germany) has benefitted from better sentiment towards the reinsurance market as investors anticipated a shift in the balance of power between primary insurers and reinsurers would lead to a strong pricing environment going into next year. This stronger pricing was realised at the start of 2023, and we believe this positions the company for strong earnings in years to come.

What factors or portfolio holdings detracted from the Fund’s performance?

Global stock markets have fallen as investors adjusted to the end of quantitative easing, persistent inflation, heightened geo-political tensions, and a slower outlook for global growth. Market volatility has been pronounced as investors weigh slower economic momentum against central bank actions to contain inflation.

On a relative basis the Fund slightly underperformed the MSCI All Country World Index. Relative performance was negatively impacted at the start of the year by the steepening yield curve and upward move in oil and commodity prices which led to a dramatic rotation out of quality and growth and into more value-oriented sectors of the market such as Energy. The portfolio has no exposure to Energy, and this has been a significant detractor to the Fund’s performance on a relative basis over the year.

Stock selection has been negative, particularly within the Materials and Health Care sectors where there has been a reversal of last year’s stronger performance. Health Care companies have been impacted by a combination of factors, including worsening sentiment towards indebted companies, concerns of a slowdown in biotech funding and valuation compression.

Market rotation away from Covid-19 beneficiaries and richly valued growth and quality names were among the biggest headwinds to performance. Evotec (Life Sciences Tools & Services, Germany) suffered from the market rotation away from highly valued growth orientated stocks and news that milestone payments would be less than expected following the decision by partner Bayer AG to return the rights to one of Evotec’s development assets. Recent results, which were below expectations, have left the market nervous about Evotec’s ability to meet unchanged full year estimates. Koninklijke DSM (Speciality Chemicals, Netherlands) has been hit by worsening sentiment towards the European chemicals sector, despite the company’s very high nutrition ingredients franchise. More recently the company sold off ahead of an earnings disappointment driven by higher raw material prices. The investment team remains positive on the stock as we believe Koninklijke DSM has a strong balance sheet and the proposed merger with Firmenich will move the company forward in its transformation towards a pure consumer and animal nutrition ingredients company. Aptiv (Auto Parts & Equipment, US) has faced headwinds during the year due to

26

December 31, 2022

continued supply chain issues and higher interest rates leading to ongoing reductions in market estimates for global automotive growth. However, the company recently announced quarterly earnings highlighting continued growth in vehicle content from the transition towards electric cars, while supply chain headwinds that have inhibited auto production this year are beginning to abate. The investment team regards the company as a key beneficiary of electrification and automation of vehicles.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Year ended December 31, 2022

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Year	Since Inception[1]
Institutional Class[2]	PXGOX	-18.49%	6.08%	8.84%
Investor Class[2]	PAXGX	-18.66%	5.83%	8.63%
MSCI ACWI (Net) Index		-18.36%	4.00%	6.09%
Lipper Global Multi-Cap Growth Funds Index		-28.63%	3.20%	5.39%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is June 27, 2018.

27

December 31, 2022
Impax Global Opportunities Fund, continued
Portfolio Highlights (Unaudited), continued

[2]

The Fund’s investment adviser assumed certain expenses during each period shown; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
Foreign Stocks	47.4%
U.S. Stocks	52.6%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Microsoft Corp.	4.3%
Linde PLC	3.9%
MasterCard, Inc., Class A	3.9%
Thermo Fisher Scientific, Inc.	3.5%
IQVIA Holdings, Inc.	3.5%
Alcon, Inc.	3.5%
Boston Scientific Corp.	3.5%
Hannover Rueck SE	3.4%
HDFC Bank, Ltd., ADR	3.3%
Cintas Corp.	3.2%
Total	36.0%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Health Care	25.4%
Information Technology	24.2%
Industrials	14.2%
Financials	14.1%
Materials	8.9%
Consumer Staples	4.3%
Communication Services	3.0%
Real Estate	2.2%
Consumer Discretionary	2.0%
Other assets and liabilities (net)	1.7%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

28

December 31, 2022
Impax Global Environmental Markets Fund

Portfolio Manager Hubert Aarts

Portfolio Manager Siddharth Jha

Portfolio Manager David Winborne Sub-Adviser Impax Asset Management Ltd.

How did the Impax Global Environmental Markets Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2022, the Investor Class, Class A, and Institutional Class of the Fund had total returns of -22.62%, -22.58%, and -22.39%, respectively, versus -18.36% for the MSCI All-Country World (Net) Index (“MSCI ACWI”) and -24.10% for the FTSE Environmental Opportunities Index Series (“FTSE EOAS”).

What factors or portfolio holdings contributed to the Fund’s performance?

The Fund underperformed during the reporting period, as concerns over inflation, rising interest rates and slowing economic growth negatively impacted performance. Although the Fund underperformed, the following companies were notable contributors and helped to offset drags to performance.

Hubbell (Smart & Efficient Grids, US) performed well over the balance of 2022. The company provided strong operational results, with their utility segment seeing a pick-up in demand, reflective of ongoing grid modernization initiatives and trends toward renewable energy. The company has also benefitted from industrial and residential end market demand. Elevated crop prices and low dealer inventories has supported persistently healthy demand for Deere (Technology & Logistics, US). Deere continued to overcome supply chain challenges and higher production costs with strong top line growth and pricing power to deliver strong financial results in 2022. This was underscored in the Q4 earnings release with EPS and revenue coming in above expectations. Fiscal year 2023 guidance was raised with expectations for another year of supportive farm fundamentals with increased pricing power and margin expansion.

United Rentals (Resource Circularity & Efficiency, US) delivered strong results operationally throughout 2022, which demonstrated the resilience of equipment rental demand in the US, driven by a range of factors including rising appreciation

29

December 31, 2022
Impax Global Environmental Markets Fund, continued

of the benefits of rental vs. ownership, continued appetite for equipment to automate processes amid labor shortages, and the commencement of substantial infrastructure projects as part of the Inflation Reduction Act in the US.

What factors or portfolio holdings detracted from the Fund’s performance?

The portfolio’s bias to high quality growth exposure, and the market rotation away from quality and growth into value was a headwind during the year. Digital Infrastructure exposure was a leading detractor, as supply chain constraints, Covid-19 lockdowns in China, and weakening end market demand concerns led to underperformance for semiconductor holdings. Underperformance from holdings within Water Infrastructure & Technologies and Sustainable Food & Agriculture was a headwind to performance as well.

Royal DSM (Sustainable Agriculture, Netherlands) has been impacted by worsening sentiment towards the European chemicals sector, despite the company’s very high nutrition ingredients franchise. More recently the company sold off ahead of an earnings disappointment driven by higher raw material prices. The investment team remains positive on the stock as the company has a strong balance sheet and the proposed merger with Firmenich will move the company forward in its transformation towards a pure consumer and animal nutrition ingredients company.

MediaTek (Efficient IT, Taiwan) underperformed as the semiconductor industry was out of favor for much of 2022. MediaTek, along with other companies in the sector, suffered from production bottlenecks, revenue shortfalls associated with Covid-19 lockdowns in China, fears of slowing demand, and regulatory risk.

The share price of Ansys (Efficient IT, US) sold off in 2022 as the broader market rotation from growth and quality into value, as well as rising rate and recession concerns, created weakness for the software sector. Despite the underperformance, Ansys is trading at an attractive valuation and we believe it has a strong outlook for demand growth. The company’s industrial technology software provides cost, time, energy, and resource savings, tapping into demand from autonomous vehicle, electrification, industrial Internet of things (IoT), and 5G growth.

30

December 31, 2022

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Year ended December 31, 2022

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PGRNX		-22.62%	5.86%	5.36%	8.67%
Class A1,2,4	PXEAX	NAV[3]	-22.58%	5.85%	5.35%	8.67%
		POP	-26.83%	3.87%	4.16%	8.06%
Institutional Class[1]	PGINX		-22.39%	6.13%	5.62%	8.95%
MSCI ACWI (Net) Index			-18.36%	4.00%	5.23%	7.98%
FTSE Environmental Opportunities Index Series			-24.10%	8.54%	8.01%	10.79%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

The Fund’s investment adviser assumed certain expenses during the 5-year and 10-year periods; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[3]	NAV is Net Asset Value.

31

December 31, 2022
Impax Global Environmental Markets Fund, continued
Portfolio Highlights (Unaudited), continued

[4]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

Asset Allocation	Percent of Investments
Foreign Stocks	38.5%
U.S. Stocks	60.5%
Cash & Cash Equivalents	1.0%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Linde PLC	4.1%
Waste Management, Inc.	3.7%
Agilent Technologies, Inc.	3.6%
Air Liquide SA	3.2%
Schneider Electric SE	3.0%
Republic Services, Inc.	3.0%
GEA Group AG	2.9%
ANSYS, Inc.	2.7%
Koninklijke DSM NV	2.7%
Veolia Environnement SA	2.7%
Total	31.6%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Geographical Diversification

Country	Percent of Net Assets
United States	60.5%
France	11.3%
Germany	5.0%
United Kingdom	4.9%
Netherlands	4.3%
Denmark	4.2%
Japan	3.8%
Taiwan	3.3%
Switzerland	1.6%
Other assets and liabilities (net)	1.1%
Total	100.0%

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December 31, 2022

Sector Diversification

Sector	Sub Sector	Percent of Net Assets
	New Energy		21.4%
	Renewable Energy Developers & IPPs	2.3%
	Wind Power Generation Equipment	1.9%
	Smart & Efficient Grids	5.0%
	Industrial Energy Efficiency	10.2%
	Buildings Energy Efficiency	2.0%

	Clean and Efficient Transport		4.7%
	E-Bikes & Bicycles	0.9%
	Advanced Road Vehicles & Devices	3.8%

	Sustainable Food		18.1%
	Technology & Logistics	6.9%
	Food Safety & Packaging	6.9%
	Sustainable Agriculture	4.3%
	Water		17.6%
	Water Distribution & Infrastructure	5.8%
	Water Treatment	6.6%
	Water Utilities	5.2%
	Circular Economy		9.9%
	General Waste Management	6.7%
	Recycled, Recyclable Products & Biomaterials	1.4%
	Resource Circularity & Efficiency	1.8%
	Smart Environment		27.2%
	Environmental Testing & Monitoring	7.0%
	Efficient IT	15.8%
	Cloud Computing	4.4%
	Other assets and liabilities (net)	1.1%	1.1%
	Total	100.0%	100.0%

May include companies representing multiple industries within a single “Sector”.

33

December 31, 2022
Impax Ellevate Global Women’s Leadership Fund

Portfolio Manager Scott LaBreche

Portfolio Manager Christine Cappabianca

How did the Impax Ellevate Global Women’s Leadership Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2022, the Investor and Institutional Class had total returns of –19.98% and –19.76%, respectively, compared to –20.57% for the Impax Global Women’s Leadership Index (Women’s Index), -18.14% for the MSCI World (Net) Index (World Index) and -17.88% for the Lipper Global Multi-Cap Core Funds Index.

What factors or portfolio holdings contributed to the Fund’s performance?

The Fund underperformed the World Index in calendar year 2022. Global developed market stocks endured a challenging year performance wise, and the Fund’s sector allocation was a headwind to performance, driven by the portfolio’s lack of exposure to the Energy sector.

Although the Fund underperformed during the reporting period, the Fund’s underperformance was mitigated by a few factors. The portfolio’s high conviction overweight to the highest rated gender leadership companies (gender leaders), as determined by the Impax Gender Score, was additive to performance. Gender leadership companies outperformed the World Index. The lowest rated gender leadership companies (gender laggards), as determined by the Impax Gender Score, underperformed the World Index, and the portfolio’s avoidance of those companies also contributed positively to performance. Additionally, not owing Tesla, a company in the bottom 25% of the MSCI World Index from a gender diversity perspective, was down significantly during the reporting period and the portfolio’s avoidance of this company was a boost to performance. Overweight positions in gender leadership companies, as determined by the Impax Gender Score, like, Ulta Beauty and Omnicom Group, also contributed positively to Fund performance.

What factors or portfolio holdings detracted from the Fund’s performance?

The Fund’s lack of energy exposure, due to its fossil fuel-free profile, was a key detractor to performance during the reporting period. The Energy sector had its best year for performance in the last three decades and produced outsized returns relative to other sectors. The Fund’s avoidance of traditional energy companies and subsequently, not owning ExxonMobil, which was one of the top performing stocks

34

December 31, 2022

in the World Index last year, hurt performance. While the portfolio’s overweight to gender leadership companies was additive to performance overall during the reporting period, two of the portfolio’s gender leaders, Koninklijke DSM N.V. and Amazon, detracted from performance. Both companies underperformed following a long period of outperformance for growth stocks.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Year ended December 31, 2022

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PXWEX	-19.98%	2.18%	4.46%	7.95%
Institutional Class[1]	PXWIX	-19.76%	2.43%	4.73%	8.22%
Impax Global Women’s Leadership (Net) Index*		-20.57%	2.49%	5.04%
MSCI World (Net) Index		-18.14%	4.94%	6.14%	8.85%
Lipper Global Multi-Cap Core Funds Index		-17.88%	3.78%	4.38%	7.72%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

*	Inception date of Women’s Index is February 28, 2014.

[1]

On June 4, 2014 the Pax World Global Women’s Equality Fund merged into the Impax Ellevate Global Women’s Leadership Fund (the Fund), pursuant to an Agreement and Plan of Reorganization dated March 4, 2014 (the “Reorganization”). Because the Fund had no investment operations prior to the closing of the

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Impax Ellevate Global Women’s Leadership Fund, continued
Portfolio Highlights (Unaudited), continued

Reorganization, Pax World Global Women’s Equality Fund (the “Predecessor Fund”) is treated as the survivor of the Reorganization for account and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to June 4, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
Foreign Stocks	33.3%
U.S. Stocks	65.9%
Cash & Cash Equivalents	0.8%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	3.9%
Microsoft Corp.	3.4%
Amazon.com, Inc.	2.5%
Coca-Cola Co., The	2.0%
Accenture PLC, Class A	1.8%
Elevance Health, Inc.	1.8%
Citigroup, Inc.	1.7%
Bristol-Myers Squibb Co.	1.7%
Diageo PLC	1.7%
Schneider Electric SE	1.6%
Total	22.1%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Information Technology	18.4%
Financials	18.3%
Health Care	16.3%
Consumer Discretionary	12.9%
Consumer Staples	11.7%
Materials	5.8%
Communication Services	5.7%
Utilities	5.1%
Industrials	4.3%
Real Estate	0.8%
Other assets and liabilities (net)	0.7%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

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December 31, 2022

Geographical Diversification

Country	Percent of Net Assets
United States	65.9%
United Kingdom	8.0%
France	5.5%
Norway	4.7%
Canada	3.0%
Australia	2.7%
Spain	1.9%
Netherlands	1.9%
Germany	1.4%
Switzerland	1.2%
Denmark	1.0%
Sweden	0.8%
Italy	0.4%
Hong Kong	0.2%
Finland	0.1%
Singapore	0.1%
New Zealand	0.1%
Israel	0.1%
Belgium	0.1%
Portugal	0.1%
Japan	0.1%
Other Assets and liabilities (net)	0.7%
Total	100.0%

37

December 31, 2022
Impax International Sustainable Economy Fund

Portfolio Manager Scott LaBreche

Portfolio Manager Christine Cappabianca

How did the Impax International Sustainable Economy Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2022, the Institutional Class and Investor Class had total returns of -17.80% and -18.00%, respectively, compared to -14.45% for the MSCI EAFE (Net) Index (EAFE Index), -16.99% for the MSCI EAFE ESG Leaders (Net) Index and -13.45% for the Lipper International Large-Cap Core Funds Index.

What factors or portfolio holdings contributed to the Fund’s performance?

The Fund underperformed the EAFE Index in calendar year 2022. International developed market stocks endured a challenging year performance wise, and the Fund’s sector allocation was a headwind to performance, primarily driven by the portfolio’s exposure to sub-industries and companies rated favorably by the Impax Sustainability Lens1, as well as the outperformance of several sub-industries we consider to be high risk and generally avoid investing in.

Although the Fund underperformed during the reporting period, the Fund’s underperformance was mitigated by a few factors. During the reporting period, the portfolio’s overweight towards higher opportunity sub-industries as identified by Impax Sustainability Lens, like Pharmaceuticals, was the largest contributor to performance. Within Pharmaceuticals, performance was led by AstraZeneca and Novo Nordisk. Insurance and reinsurance sub-industries also performed well, with Dai-ichi Life and Swiss Re significantly outperforming the EAFE Index during the reporting period.

What factors or portfolio holdings detracted from the Fund’s performance?

The portfolio’s underweight to sub-industries that we consider higher risk as determined by the Impax Sustainability Lens, including extractive sub-industries, was a large detractor to Fund performance.

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December 31, 2022

Additionally, the Fund’s lack of energy exposure, due to its fossil fuel-free profile, negatively impacted performance during the reporting period. The Energy sector performed well throughout the year and produced outsized returns relative to other sectors. The Fund’s avoidance of traditional energy companies including Shell, Total, and BP, hurt performance.

Finally, while the portfolio’s overweight to companies with the highest ESG scores (ESG leaders), as determined by MSCI ESG Quality Score, was a positive contributor to overall Fund performance, one of the portfolio’s ESG leaders, ASML Holding, significantly underperformed during the reporting period. ASML Holding, a semiconductor equipment company that maintains a high ESG score as determined by MSCI ESG Quality Score, was among the worst performers in the EAFE Index, and the portfolio’s overweight to ASML was a drag on performance.

[1]

The portfolio integrates the Impax Sustainability Lens, a proprietary tool that helps the adviser systematically overweight the portfolio toward sub-industries we identify as high opportunity in the context of the transition to a more sustainable economy while removing exposure to sub-industries classified as low opportunity and high risk.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

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Impax International Sustainable Economy Fund, continued
Portfolio Highlights (Unaudited), continued

Returns—Year ended December 31, 2022

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	5 Years	10 Years
Institutional Class[1]	PXNIX	-17.80%	0.42%	1.64%	4.63%
Investor Class[1,2]	PXINX	-18.00%	0.16%	1.39%	4.36%
MSCI EAFE (Net) Index		-14.45%	0.87%	1.54%	4.67%
MSCI EAFE ESG Leaders (Net) Index		-16.99%	0.67%	1.82%	5.03%
Lipper International Large-Cap Core Funds Index		-13.45%	0.65%	0.78%	4.06%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

Prior to March 31, 2021, Impax International Sustainable Economy Fund was known as Pax MSCI EAFE ESG Leaders Index Fund (the “EAFE ESG Index Fund”) and the strategy of the Fund differed from its current strategy. Accordingly, performance of the Fund for periods prior to March 31, 2021 may not be representative of the performance the Fund would have achieved had the Fund been following its current strategy. Effective March 31, 2014, the EAFE ESG Index Fund acquired the assets of Pax World International Fund, a series of Pax World Funds Series Trust I, and of Pax MSCI EAFE ESG Index ETF, a series of Pax World Funds Trust II, pursuant to an Agreement and Plan of Reorganization dated December 13, 2013 (the “Reorganizations”). Because the EAFE ESG Index Fund had no investment operations prior to the closing of the Reorganizations, and based on the similarity of the EAFE ESG Index Fund to Pax MSCI EAFE ESG Index ETF, Pax MSCI EAFE ESG Index ETF (the “Predecessor Fund”) is treated as the survivor of the Reorganizations for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the International Sustainable Economy Fund for periods prior to March 31, 2014 is that of the Predecessor Fund. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

[2]

Inception of the Investor Class is March 31, 2014. The performance information shown for the Investor Class shares for periods prior to March 31, 2014 includes the performance of the Predecessor Fund. These returns have been adjusted to reflect the expenses allocable to Investor Class.

Asset Allocation	Percent of Investments
Foreign Stocks	99.5%
Cash & Cash Equivalents	0.5%
Total	100.0%

40

December 31, 2022

Top Ten Holdings

Company	Percent of Net Assets
AstraZeneca PLC	2.9%
Novo Nordisk A/S, Class B	2.8%
Roche Holding AG	2.8%
ASML Holding NV	2.8%
AIA Group, Ltd.	2.4%
HSBC Holdings PLC	2.3%
SAP SE	2.2%
Allianz SE	1.9%
BNP Paribas SA	1.8%
ANZ Group Holdings, Ltd.	1.7%
Total	23.6%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	23.5%
Industrials	17.0%
Health Care	16.9%
Information Technology	10.1%
Consumer Staples	6.7%
Materials	6.5%
Communication Services	6.4%
Consumer Discretionary	6.2%
Real Estate	3.3%
Utilities	2.5%
Other assets and liabilities (net)	0.9%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

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December 31, 2022
Impax International Sustainable Economy Fund, continued
Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
Japan	21.4%
United Kingdom	15.0%
France	11.8%
Switzerland	10.0%
Germany	8.2%
Australia	7.7%
Netherlands	4.1%
Hong Kong	3.6%
Sweden	3.2%
Denmark	3.2%
Spain	2.6%
Italy	2.1%
Singapore	1.5%
Finland	1.0%
Belgium	0.9%
Norway	0.8%
Israel	0.7%
Ireland	0.6%
New Zealand	0.2%
Chile	0.2%
Austria	0.2%
Poland	0.1%
Portugal	0.0%	*
South Korea	0.0%	*
Other assets and liabilities (net)	0.9%
Total	100.0%

* Rounds to less than 0.05%

42

December 31, 2022
Impax Core Bond Fund

Portfolio Manager Tony Trzcinka, CFA

How did the Impax Core Bond Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2022, the Institutional Class and Investor Class shares of the Fund had total returns of -12.94% and -13.16%, respectively, compared to -13.01% for the Bloomberg US Aggregate Bond Index and -13.39% for the Lipper Core Bond Funds Index.

What factors or portfolio holdings contributed to the Fund’s performance?

While the Fund’s performance was generally in-line with benchmark performance, the areas of underperformance were mitigated by a few factors, including positive performance across the Corporate Bonds, Government Related and Asset Backed Securities (ABS) asset classes.

Most government-related holdings are short dated, including the highly rated Supranationals. Shorter maturity issues from the European Investment Bank, World Bank Group and Inter-American Development Bank were impacted far less by rising rates and widening spreads than other securities during the period, which contributed positively to the Fund’s performance.

ABS holdings also benefited from a shorter duration. ABS was one of the few sectors that had a positive excess return during the reporting period. Like Supranationals, these securities were less impacted by rising rates on a relative basis.

Within Corporate Bonds, security selection drove outperformance, led by securities within the Information Technology and Financial sectors. Issues like Hewlett Packard Enterprise Company, Analog Devices, NetApp and Microsoft were standout performers within this asset class.

Lastly, despite a rise in energy prices during the year, the portfolio’s lack of exposure to the Energy sector was a positive contributor to performance. The energy sector has a higher duration than the benchmark and holds many long term (20-year, 30-year) bonds, which were hurt by rising interest rates. The higher duration coupled with bonds that mature out, negatively impacted the energy sector’s performance and resulted in a boost to performance for the Fund.

What factors or portfolio holdings detracted from the Fund’s performance?

Detractors included the Fund’s Treasury positioning, long-dated Investment Grade Corporates and a few High Yield securities.

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December 31, 2022
Impax Core Bond Fund, continued

Treasuries outperformed the benchmark because, unlike other credit sectors which experienced high rates, they did not experience spread widening. The Fund’s underweight positioning to this asset class detracted from performance.

Within Corporates, long-dated Investment Grade issuers and High Yield Issuers were among the largest detractors to performance. Specifically, long-dated holdings such as Starbucks 4.45% 2049, Ford 3.25% 2032 and Altice Holdings 10.5% 2027, were the largest detractors.

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Year ended December 31, 2022

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	5 Years	Since Inception[1]
Institutional Class[2]	PXBIX	-12.94%	-2.74%	-0.12%	0.51%
Investor Class[2]	PAXBX	-13.16%	-2.98%	-0.36%	0.26%
Bloomberg US Aggregate Bond Index		-13.01%	-2.71%	0.02%	0.78%
Lipper Core Bond Funds Index		-13.39%	-2.40%	0.24%	1.00%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]	The Fund’s inception date is December 16, 2016.

44

December 31, 2022

[2]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

Asset Allocation	Percent of Investments
U.S. Bonds	69.2%
Foreign Bonds	17.8%
Supranational Bonds	12.3%
Cash & Cash Equivalents	0.7%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
United States Treasury Note, 4.000%, 11/15/42	4.4%
United States Treasury Note, 3.875%, 11/30/27	3.5%
United States Treasury Note, 4.000%, 11/15/52	2.7%
United States Treasury Note, 4.125%, 11/15/32	1.1%
European Investment Bank, 3.250%, 01/29/24	1.0%
International Bank for Reconstruction & Development, 1.625%, 01/15/25	0.9%
European Investment Bank, 2.500%, 03/15/23	0.6%
Kreditanstalt fuer Wiederaufbau, 2.625%, 02/28/24	0.6%
United States Treasury Note (TIPS), 0.125%, 07/15/24	0.6%
United States Treasury Note (TIPS), 0.375%, 07/15/27	0.6%
Total	16.0%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Corporate Bonds	37.1%
Mortgage-Backed Bonds	25.1%
Treasury Bonds	14.9%
Supranational Bonds	11.4%
Asset-Backed Securities	6.2%
Municipal Bonds	2.1%
Agency/Gov’t Related Bonds	1.9%
Community Investment Notes	0.1%
Other assets and liabilities (net)	1.2%
Total	100.0%

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Impax Core Bond Fund, continued
Portfolio Highlights (Unaudited), continued

Credit Quality*

Bond Rating	Percent of Bonds
U.S. Government	39.5%
AAA	18.1%
AA+	1.7%
AA	1.9%
AA-	2.4%
A+	1.7%
A	5.3%
A-	6.5%
BBB+	5.0%
BBB	5.5%
BBB-	3.4%
BB+	1.6%
BB	1.2%
BB-	0.8%
B+	0.3%
B	0.2%
B-	0.0%	[1]
CCC+	0.1%
Not Rated	4.8%
Total	100.0%

*

Credit quality ratings by Standard & Poor’s assist investors by evaluating the credit worthiness of many bond issues. AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Not Rated: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy,

[1]	Rounds to less than 0.05%.

46

December 31, 2022
Impax High Yield Bond Fund

Portfolio Manager Peter Schwab, CFA

Portfolio Manager Kent Siefers

How did the Impax High Yield Bond Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2022, the Investor Class, Class A, and Institutional Class shares of the Fund had total returns of -12.89%, -12.99%, and -12.72% respectively, compared to -10.59% for the ICE BofA Merrill Lynch U.S. High Yield—Cash Pay—BB-B (Constrained 2%) Index (the Index) and -10.28% for the Lipper High Yield Bond Funds Index.

What factors or portfolio holdings contributed to the Fund’s performance?

Although the Fund underperformed during the reporting period, the Fund’s underperformance was partially offset by a few factors. Positive selection in the Consumer Goods, Retail and Transportation sectors contributed to performance during the year. In Consumer Goods, food manufacturers Del Monte and Whole Earth Brands performed well. In Retail, supermarket Southeastern Grocers outperformed and in Transportation, selection of United and Delta frequent flier airline miles securitizations also buoyed results.

In terms of sector allocation, the Portfolio Managers found several companies in the Services sector that are well positioned for the transition to a sustainable economy. The overweight to this sector contributed to performance as did a lack of exposure to the Banking sector. Banking is a relatively small sector and mostly populated with junior capital from European banks that underperformed this year.

Lastly, the Fund benefited from a merger and acquisition event which resulted in material outperformance in the bonds of auto & truck supplier Meritor Inc., which was purchased by Cummins, Inc.

What factors or portfolio holdings detracted from the Fund’s performance?

The majority of the Fund’s underperformance was driven by negative credit selection in the Media, Technology and Capital Goods sectors. In Media, Cable TV exposure weighed heavily as both Altice USA and VTR (a Chilean company) underperformed on competitive challenges. In Technology, several lower rated companies performed poorly. Cision Ltd. underperformed due to secular headwinds

47

December 31, 2022
Impax High Yield Bond Fund, continued

requiring material re-investment, and Rackspace detracted as they are undergoing a strategic review. Finally, in Capital Goods, global beverage packaging company Ardagh came under pressure given their high leverage profile.

The portfolio’s defensive characteristics did not hold during a period of rapidly rising interest rates and unilateral widening of credit spreads. Several defensive sectors of focus for the Portfolio Managers carry higher duration risk, which proved to be a headwind. The team’s selective approach to lower-rated and shorter-dated CCC names underperformed as investors de-risked with minimal differentiation.

The Fund’s exposure to CCC-rated companies, which underperformed relative to BB and B-rated companies detracted. The Fund’s approximate 9% weighting in this segment of the market hurt performance as the market reduced exposure aggressively, showing little regard for company-specific fundamentals.

Sector allocation was a headwind due to the relative outperformance of the Energy sector for the second year. High energy prices have buoyed this sector, which would, in our view, normally underperform in difficult market conditions. An underweight in the Leisure sector was also a headwind for the period. Many sub-sectors like Gaming, Lodging and Cruise Lines performed well as they normalized post-COVID.

The Portfolio Managers’ approach has remained consistent, emphasizing sectors that are aligned with the transition to a more sustainable economy, and selecting companies that are best positioned to capture the opportunities arising from that transition. The team continues to de-emphasize sectors and companies that are less likely to thrive in this new, more circular economy. From a sector perspective, recent market conditions have been a headwind for this long-term investment approach, but the Portfolio Managers have strong conviction about the secular changes underway and will continue to position the portfolio to capture opportunities related to those changes.

48

December 31, 2022
Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Year ended December 31, 2022

			Total Return	Average Annual Return
Share Class	Ticker Symbol		1 Year	3 Years	5 Years	10 Years
Investor Class	PAXHX		-12.89%	-1.12%	1.35%	2.55%
Class A1,3	PXHAX	NAV[2]	-12.99%	-1.11%	1.36%	2.56%
		POP	-16.95%	-2.61%	0.43%	2.10%
Institutional Class	PXHIX		-12.72%	-0.84%	1.62%	2.81%
ICE BofA Merrill Lynch U.S. High Yield - Cash Pay - BB-B (Constrained 2%) Index			-10.59%	-0.20%	2.31%	3.93%
Lipper High Yield Bond Funds Index			-10.28%	-0.15%	1.99%	3.59%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund’s Class A Shares of 4.50%. NAV performance does not reflect the deduction of the sales load of the CDSC, which if reflected would reduce the performance shown.

[2]	NAV is Net Asset Value.

[3]

Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

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Impax High Yield Bond Fund, continued
Portfolio Highlights (Unaudited)

Asset Allocation	Percent of Investments
U.S. Bonds	84.6%
Foreign Bonds	9.9%
Loans	2.9%
U.S. Stocks	0.2%
Cash & Cash Equivalents	2.4%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
CCO Holdings, LLC/Capital Corp., 4.750%, 03/01/30	1.2%
Centene Corp., 4.625%, 12/15/29	1.1%
Prime Security Services Borrower, LLC/Finance, Inc., 6.250%, 01/15/28	1.0%
Darling Ingredients, Inc., 6.000%, 06/15/30	1.0%
United Natural Foods, Inc., 6.750%, 10/15/28	0.9%
Standard Industries, Inc., 4.375%, 07/15/30	0.9%
Avantor Funding, Inc., 4.625%, 07/15/28	0.9%
NCR Corp., 5.125%, 04/15/29	0.8%
Tenet Healthcare Corp., 5.125%, 11/01/27	0.8%
Graphic Packaging International, LLC, 3.750%, 02/01/30	0.8%
Total	9.4%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

50

December 31, 2022

Sector Diversification

Sector	Percent of Net Assets
Media	10.9%
Health Care	9.5%
Services	9.4%
Telecommunications	9.2%
Technology & Electronics	8.2%
Consumer Goods	8.1%
Basic Industry	7.8%
Capital Goods	7.3%
Retail	6.7%
Automotive	5.4%
Real Estate	4.3%
Utility	2.7%
Financial Services	2.7%
Leisure	2.2%
Transportation	0.9%
Insurance	0.5%
Community Investment Notes	0.2%
Other assets and liabilities (net)	4.0%
Total	100.0%

May include companies representing multiple industries within a single “Sector”.

Credit Quality*

Bond Rating	Percent of Bonds
BBB+	0.5%
BBB-	3.8%
BB+	10.7%
BB	14.2%
BB-	18.7%
B+	16.0%
B	15.7%
B-	13.2%
CCC+	5.4%
CCC	1.1%
CCC-	0.2%
NR	0.5%
Total	100.0%

*	See bond rating descriptions on page 46.

51

December 31, 2022
Impax Sustainable Allocation Fund

Portfolio Manager Andrew Braun

Portfolio Manager Nathan Moser, CFA

Portfolio Manager Tony Trzcinka, CFA

Portfolio Manager Peter Schwab, CFA

Portfolio Manager Kirsteen Morrison

How did the Impax Sustainable Allocation Fund (the Fund) perform for the period?

For the one-year period ended December 31, 2022, the Investor Class and Institutional Class shares of the Fund had total returns of -16.42% and -16.22%, respectively, compared to -18.11% for the S&P 500 Index, -15.79% for the 60% S&P 500/40% Bloomberg US Aggregate Bond Index blend (the Blended Index), and -13.64% for the Morningstar Allocation – 50% to 70% Equity category average.

Effective November 15, 2022, Kirsteen Morrison was added to the Portfolio Management team of the Fund, alongside Andy Braun, Peter Schwab, Nathan Moser and Tony Trzcinka.

What factors or portfolio holdings contributed to the Fund’s performance?

2022 was an exceptionally hard year for multi-asset investors, as both equity and bond markets delivered negative returns. Throughout the year, equity and bond markets were challenged as investors adjusted to persistent levels of inflation, central bank activity, rising interest rates, heightened geopolitical tensions, and a slower outlook for growth.

Although the Fund underperformed during the reporting period, the Fund’s underperformance was mitigated by its allocations to international equities, sustainable infrastructure equities and cash.

The Fund’s allocation to international equities, through its exposure to non-US securities in four of the underlying strategies (Impax Global Environmental Markets Fund, Impax Global Opportunities Fund, Impax Ellevate Global Women’s Leadership Fund and Impax International Sustainable Economy Fund), contributed positively to

52

December 31, 2022

relative performance, as non-US equities significantly outperformed US equities in 2022, as measured by the MSCI EAFE Index and the S&P 500 Index, which returned -14.45% and -18.11%, respectively.

The Fund’s allocation to Impax Global Sustainable Infrastructure Fund was also a boost to performance. The Global Sustainable Infrastructure Fund’s more defensive characteristics, including a significant weight in the Utilities sector, dividend yield and a low beta1, helped to mitigate some of the losses within the Sustainable Allocation Fund’s overall equity allocation.

Additionally, the portfolio’s cash allocation contributed to performance, in a year where both equity and bond markets had negative returns.

What factors or portfolio holdings detracted from the Fund’s performance?

The Fund’s largest detractor to performance was primarily due to the fossil fuel-free nature of its holdings, in a year when Energy outperformed other sectors. Impax Large Cap Fund, the Fund’s largest equity holding, and Impax International Sustainable Economy Fund both weighed notably on performance. These Funds underperformed their respective benchmarks, largely due to sector allocation and the lack of Energy exposure mentioned above.

The possibility of a recession in 2023 remains, as expectations around peak inflation and related central bank policy decisions continue to dominate investors’ thinking. In our view, sustained deterioration of earnings expectations and higher discount rates will likely provide a challenging environment in the short term. Despite the unpredictable outlook, we continue to believe that companies with long-term structural growth opportunities and innovative solutions will present attractive investment opportunities. Additionally, we’ve seen supportive policies broadly related to sustainability gaining traction globally, and we believe that higher energy prices and a renewed focus on energy security will support opportunities across a wide range of sustainable solutions. The Fund remains focused on managing risk, and the investment managers for its underlying strategies remain focused on finding companies with strong pricing protection and attractive valuations that we believe are aligned to benefit from the transition to a more sustainable economy.

[1]	A beta greater than 1.0 suggests that a stock is more volatile than the broader market, and a beta less than 1.0 indicates a stock with lower volatility.

53

December 31, 2022
Impax Sustainable Allocation Fund, continued

Portfolio Highlights (Unaudited)

Since Inception Total Return—Historical Growth of $10,000

Returns—Year ended December 31, 2022

		Total Return	Average Annual Return
Share Class	Ticker Symbol	1 Year	3 Years	5 Years	10 Years
Investor Class[1]	PAXWX	-16.42%	3.86%	5.36%	6.87%
Institutional Class[1]	PAXIX	-16.22%	4.12%	5.62%	7.14%
S&P 500 Index		-18.11%	7.66%	9.42%	12.56%
Blended Index		-15.79%	3.83%	5.96%	8.08%
Morningstar Allocation — 50% to 70% Equity		-13.64%	2.89%	4.13%	6.21%

See ‘Glossary of Terms’ for descriptions of benchmarks.

These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for periods of less than one year have not been annualized. For most recent month-end performance data, please visit www.impaxam.com or call 800.767.1729.

[1]

Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares.

54

December 31, 2022

Manager Allocations

Fund Allocation	Percent of Net Assets
Equity
Large-Cap/Multi-Cap Core Strategies
Impax Large Cap Fund	40.6%
Small Cap Core Strategies
Impax Small Cap Fund	2.8%
Foreign Strategies
Impax Ellevate Global Women’s Leadership Fund	2.6%
Impax Global Environmental Markets Fund	2.4%
Impax Global Opportunities Fund	2.6%
Impax Global Sustainable Infrastructure Fund	3.2%
Impax International Sustainable Economy Fund	4.7%
Total Equity	58.9%

Fixed Income
Investment Grade/Intermediate
Impax Core Bond Fund	34.5%
High Yield Strategies
Impax High Yield Bond Fund	4.3%
Total Fixed Income	38.8%

Cash & Cash Equivalents	2.3%
Total	100.0%

55

December 31, 2022
Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund’s prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2022 and ending on December 31, 2022.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of twenty dollars. If you are invested in one of these account types, you should add an additional $10.00 to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following pages provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, our costs would have been higher.

56

December 31, 2022
Shareholder Expense Examples (Unaudited), continued

Based on Actual Fund Return
	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Annualized Expense Ratio	Expenses Paid During Period[1]
Large Cap Fund - Investor	$ 1,000.00	$ 997.60	0.97%	$ 4.88
Large Cap Fund - Institutional	1,000.00	998.90	0.72%	3.63
Small Cap Fund - Investor	1,000.00	1,042.80	1.16%	5.97
Small Cap Fund - Class A	1,000.00	1,042.20	1.16%	5.97
Small Cap Fund - Institutional	1,000.00	1,043.70	0.91%	4.69
US Sustainable Economy Fund - Investor	1,000.00	1,020.30	0.70%	3.56
US Sustainable Economy Fund - Class A	1,000.00	1,020.50	0.70%	3.56
US Sustainable Economy Fund - Institutional	1,000.00	1,021.90	0.45%	2.29
Global Sustainable Infrastructure Fund - Investor	1,000.00	996.70	0.80%	4.03
Global Sustainable Infrastructure Fund - Institutional	1,000.00	998.10	0.55%	2.77
Global Opportunities Fund - Investor	1,000.00	1,063.50	1.23%	6.40
Global Opportunities Fund - Institutional	1,000.00	1,064.00	0.98%	5.10
Global Environmental Markets Fund - Investor	1,000.00	1,091.70	1.17%	6.17
Global Environmental Markets Fund - Class A	1,000.00	1,091.80	1.17%	6.17
Global Environmental Markets Fund - Institutional	1,000.00	1,093.20	0.92%	4.85
Global Women’s Leadership Fund - Investor	1,000.00	1,025.60	0.77%	3.93
Global Women’s Leadership Fund - Institutional	1,000.00	1,027.30	0.52%	2.66
International Sustainable Economy Fund - Investor	1,000.00	1,041.40	0.72%	3.70
International Sustainable Economy Fund - Institutional	1,000.00	1,042.40	0.47%	2.42
Core Bond Fund - Investor	1,000.00	968.80	0.71%	3.52
Core Bond Fund - Institutional	1,000.00	970.00	0.46%	2.28
High Yield Bond Fund - Investor	1,000.00	1,026.60	0.93%	4.75
High Yield Bond Fund - Class A	1,000.00	1,024.80	0.93%	4.75
High Yield Bond Fund - Institutional	1,000.00	1,027.90	0.68%	3.48
Sustainable Allocation Fund - Investor	1,000.00	999.30	0.30%	1.51
Sustainable Allocation Fund - Institutional	1,000.00	1,000.60	0.05%	0.25

[1]

Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2022 and ending on December 31, 2022).

57

December 31, 2022
Shareholder Expense Examples (Unaudited), continued

Based on Hypothetical 5% Return (before expenses)
	Beginning Account Value 7/1/2022	Ending Account Value 12/31/2022	Annualized Expense Ratio	Expenses Paid During Period[1]
Large Cap Fund - Investor	$ 1,000.00	$ 1,020.32	0.97%	$ 4.94
Large Cap Fund - Institutional	1,000.00	1,021.58	0.72%	3.67
Small Cap Fund - Investor	1,000.00	1,019.36	1.16%	5.90
Small Cap Fund - Class A	1,000.00	1,019.36	1.16%	5.90
Small Cap Fund - Institutional	1,000.00	1,020.62	0.91%	4.63
US Sustainable Economy Fund - Investor	1,000.00	1,021.68	0.70%	3.57
US Sustainable Economy Fund - Class A	1,000.00	1,021.68	0.70%	3.57
US Sustainable Economy Fund - Institutional	1,000.00	1,022.94	0.45%	2.29
Global Sustainable Infrastructure Fund - Investor	1,000.00	1,021.17	0.80%	4.08
Global Sustainable Infrastructure Fund - Institutional	1,000.00	1,022.43	0.55%	2.80
Global Opportunities Fund - Investor	1,000.00	1,019.00	1.23%	6.26
Global Opportunities Fund - Institutional	1,000.00	1,020.27	0.98%	4.99
Global Environmental Markets Fund - Investor	1,000.00	1,019.31	1.17%	5.96
Global Environmental Markets Fund - Class A	1,000.00	1,019.31	1.17%	5.96
Global Environmental Markets Fund - Institutional	1,000.00	1,020.57	0.92%	4.69
Global Women’s Leadership Fund - Investor	1,000.00	1,021.32	0.77%	3.92
Global Women’s Leadership Fund - Institutional	1,000.00	1,022.58	0.52%	2.65
International Sustainable Economy Fund - Investor	1,000.00	1,021.58	0.72%	3.67
International Sustainable Economy Fund - Institutional	1,000.00	1,022.84	0.47%	2.40
Core Bond Fund- Investor	1,000.00	1,021.63	0.71%	3.62
Core Bond Fund - Institutional	1,000.00	1,022.82	0.46%	2.35
High Yield Bond Fund - Investor	1,000.00	1,020.52	0.93%	4.74
High Yield Bond Fund - Class A	1,000.00	1,020.52	0.93%	4.74
High Yield Bond Fund - Institutional	1,000.00	1,021.78	0.68%	3.47
Sustainable Allocation Fund - Investor	1,000.00	1,023.69	0.30%	1.53
Sustainable Allocation Fund - Institutional	1,000.00	1,024.95	0.05%	0.26

[1]

Expenses are equal to each Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2022 and ending on December 31, 2022).

58

December 31, 2022
Schedules of Investments

Impax Large Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.1%
Communication Services: 9.8%
Alphabet, Inc., Class A (a)	443,160	$39,100,007
Alphabet, Inc., Class C (a)	285,060	25,293,374
T-Mobile US, Inc. (a)	228,108	31,935,120
Walt Disney Co., The (a)	409,592	35,585,353
		131,913,854
Consumer Discretionary: 8.5%
Amazon.com, Inc. (a)	295,470	24,819,480
Aptiv PLC (a)	354,100	32,977,333
Lowe’s Cos., Inc.	164,210	32,717,200
Target Corp.	165,273	24,632,288
		115,146,301
Consumer Staples: 7.4%
Estee Lauder Cos, Inc., The, Class A	94,600	23,471,206
McCormick & Co., Inc.	246,055	20,395,499
Procter & Gamble Co., The	192,655	29,198,792
Sysco Corp.	343,395	26,252,548
		99,318,045
Financials: 11.0%
BlackRock, Inc.	29,236	20,717,507
Citizens Financial Group, Inc.	823,868	32,435,683
JPMorgan Chase & Co.	237,247	31,814,823
PNC Financial Services Group, Inc., The	197,934	31,261,696
Voya Financial, Inc.	525,711	32,325,969
		148,555,678
Health Care: 15.5%
Avantor, Inc. (a)	986,987	20,815,556
Baxter International, Inc.	320,700	16,346,079
Bristol-Myers Squibb Co.	236,839	17,040,566
CVS Health Corp.	323,260	30,124,599
Danaher Corp.	68,400	18,154,728
IQVIA Holdings, Inc. (a)	112,715	23,094,176
Merck & Co., Inc.	328,968	36,499,001
Organon & Co.	901,841	25,188,419
Vertex Pharmaceuticals, Inc. (a)	75,058	21,675,249
		208,938,373
Industrials: 9.1%
Ferguson PLC (b)	151,400	19,223,258
Otis Worldwide Corp.	227,334	17,802,526
Trane Technologies PLC	242,603	40,779,138
United Parcel Service, Inc., Class B	160,197	27,848,646
Xylem, Inc.	160,350	17,729,900
		123,383,468

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology: 26.2% (c)
Accenture PLC, Class A	84,100	$22,441,244
Apple, Inc.	481,912	62,614,826
Applied Materials, Inc.	329,982	32,133,647
Fiserv, Inc. (a)	252,992	25,569,901
Gen Digital, Inc.	1,049,995	22,501,393
Microsoft Corp.	361,450	86,682,939
salesforce.com, Inc. (a)	188,154	24,947,339
TE Connectivity, Ltd.	217,097	24,922,736
Trimble, Inc. (a)	341,022	17,242,072
Visa, Inc., Class A	162,654	33,792,995
		352,849,092
Materials: 4.8%
Crown Holdings, Inc.	265,147	21,797,735
International Flavors & Fragrances, Inc.	207,535	21,757,969
PPG Industries, Inc.	168,392	21,173,610
		64,729,314
Real Estate: 5.8%
Alexandria Real Estate Equities, Inc., REIT	138,963	20,242,740
Equinix, Inc., REIT	27,442	17,975,333
Prologis, Inc., REIT	226,763	25,562,994
Weyerhaeuser Co., REIT	479,100	14,852,100
		78,633,167
Utilities: 1.0%
American Water Works Co., Inc.	89,229	13,600,284

TOTAL COMMON STOCKS
(Cost $1,067,597,875)		1,337,067,576

Money Market: 0.8%
State Street Institutional U.S. Government Money Market Fund, 4.120% (d)(e)	10,527,669	10,527,669
(Cost $10,527,669)

59	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax Large Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.0% (f)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.333% (d)(e)	192,900	$192,900
(Cost $192,900)

TOTAL INVESTMENTS: 99.9%
(Cost $1,078,318,444)		1,347,788,145

PAYABLE UPON RETURN OF SECURITIES LOANED: 0.0% (f)		(192,900)

Other assets and liabilities — (NET): 0.1%		866,299

NET ASSETS: 100.0%		$1,348,654,444

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2022. The total market value of securities on loan as of December 31, 2022 was $188,043.
(c)	Broad industry sectors used for financial reporting.
(d)	Rate shown represents annualized 7-day yield as of December 31, 2022.
(d)	Premier Class shares
(f)	Rounds to less than 0.05%

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	60

December 31, 2022
Schedules of Investments, continued

Impax Small Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.4%
Communication Services: 3.0%
QuinStreet, Inc. (a)	790,395	$11,342,168
TechTarget, Inc. (a)	142,583	6,282,207
		17,624,375
Consumer Discretionary: 9.6%
Carter’s, Inc. (b)	69,826	5,209,718
Columbia Sportswear Co.	75,515	6,613,604
Deckers Outdoor Corp. (a)	19,557	7,806,372
Fox Factory Holding Corp. (a)	83,331	7,602,287
Leslie’s, Inc. (a)	247,284	3,019,338
National Vision Holdings, Inc. (a)	255,669	9,909,730
Planet Fitness, Inc., Class A (a)	134,271	10,580,555
Visteon Corp. (a)	42,500	5,560,275
		56,301,879
Consumer Staples: 4.7%
BJ’s Wholesale Club Holdings, Inc. (a)	94,955	6,282,223
Darling Ingredients, Inc. (a)	183,294	11,472,371
Simply Good Foods Co., The (a)	258,620	9,835,319
		27,589,913
Financials: 16.4%
Brightsphere Investment Group, Inc. (b)	1,123,745	23,126,672
Eastern Bankshares, Inc.	915,000	15,783,750
Independent Bank Corp.	150,000	12,664,500
SuRo Capital Corp. (b)	508,398	1,931,912
Victory Capital Holdings, Inc., Class A	972,198	26,084,072
Voya Financial, Inc.	281,040	17,281,150
		96,872,056
Health Care: 21.8%
Amedisys, Inc. (a)	115,000	9,607,100
CryoPort, Inc. (a)(b)	487,375	8,455,956
Enovis Corp. (a)	185,630	9,934,918
Health Catalyst, Inc. (a)	1,204,475	12,803,569
Ligand Pharmaceuticals, Inc. (a)	234,320	15,652,576
Neurocrine Biosciences, Inc. (a)	175,000	20,902,001
OmniAb, Inc. (a)	1,148,184	4,133,462
Option Care Health, Inc. (a)	400,000	12,036,000
Pacira BioSciences, Inc. (a)	200,027	7,723,042
Prestige Consumer Healthcare, Inc. (a)	170,000	10,642,000

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care, continued
SI-BONE, Inc. (a)	1,200,343	$16,324,665
		128,215,289
Industrials: 15.5%
Advanced Drainage Systems, Inc.	49,433	4,052,023
AZEK Co Inc., The (a)	419,349	8,521,172
EnPro Industries, Inc.	120,000	13,042,800
Evoqua Water Technologies Corp. (a)	314,343	12,447,983
Gates Industrial Corp PLC (a)	1,052,713	12,011,455
Herc Holdings, Inc.	45,000	5,920,650
Huron Consulting Group, Inc. (a)	125,000	9,075,000
MSA Safety, Inc.	60,089	8,664,233
Stericycle, Inc. (a)	202,906	10,122,980
Vertiv Holdings Co.	561,461	7,669,557
		91,527,853
Information Technology: 16.0%
A10 Networks, Inc.	815,000	13,553,450
Belden, Inc.	190,000	13,661,000
Ciena Corp. (a)	253,064	12,901,203
Extreme Networks, Inc. (a)	630,178	11,538,559
Napco Security Technologies, Inc. (a)	255,000	7,007,400
Onto Innovation, Inc. (a)	137,557	9,366,256
Sprout Social, Inc., Class A (a)	113,724	6,420,857
Verra Mobility Corp. (a)	448,661	6,204,982
Workiva, Inc. (a)	158,586	13,316,466
		93,970,173
Materials: 5.4%
Element Solutions, Inc.	736,946	13,405,048
Graphic Packaging Holding Co.	833,585	18,547,266
		31,952,314
Real Estate: 7.0%
Altus Group, Ltd.	367,910	14,683,794
Healthcare Realty Trust, Inc., REIT	756,352	14,574,903
Rayonier, Inc., REIT	361,676	11,920,841
		41,179,538
TOTAL COMMON STOCKS
(Cost $591,170,330)		585,233,390

61	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax Small Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
Money Market: 0.7%
State Street Institutional U.S. Government Money Market Fund, 4.120% (c)(d)	3,883,966	$3,883,966
(Cost $3,883,966)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.0% (e)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.333% (c)(d)	45,060	45,060
(Cost $45,060)

TOTAL INVESTMENTS: 100.1%
(Cost $595,099,356)		589,162,416

PAYABLE UPON RETURN OF SECURITIES LOANED: 0.0% (e)		(45,060)

OTHER ASSETS AND LIABILITIES — (NET): -0.1%		(634,954)

NET ASSETS: 100.0%		$588,482,402

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2022. The total market value of securities on loan as of December 31, 2022 was $13,786,178.
(c)	Rate shown represents annualized 7-day yield as of December 31, 2022.
(d)	Premier Class shares
(e)	Rounds to less than 0.05%

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	62

December 31, 2022
Schedules of Investments, continued

Impax US Sustainable Economy Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 98.4%
Communication Services: 6.2%
Alphabet, Inc., Class A (a)	67,023	$5,913,440
Alphabet, Inc., Class C (a)	26,036	2,310,174
AT&T, Inc.	73	1,344
Cable One, Inc.	140	99,660
Electronic Arts, Inc.	4,061	496,173
Interpublic Group of Cos Inc., The	22,208	739,748
Paramount Global, Class B	66,833	1,128,141
Take-Two Interactive Software, Inc. (a)	5,519	574,693
T-Mobile US, Inc. (a)	1,978	276,920
Verizon Communications, Inc.	88,773	3,497,657
Warner Bros. Discovery, Inc. (a)	1,343	12,732
ZoomInfo Technologies, Inc. (a)	15,364	462,610
		15,513,292
Consumer Discretionary: 7.2%
Aptiv PLC (a)	5,697	530,562
Bath & Body Works, Inc.	34,254	1,443,464
Best Buy Co., Inc.	14,790	1,186,306
BorgWarner, Inc.	17,354	698,499
DR Horton, Inc.	1,363	121,498
eBay, Inc.	62,786	2,603,735
Grand Canyon Education, Inc. (a)	13,505	1,426,938
Harley-Davidson, Inc.	6,631	275,850
Hasbro, Inc.	2,498	152,403
Home Depot, Inc., The	13,812	4,362,657
Lear Corp.	1,423	176,480
Lowe’s Cos., Inc.	5,521	1,100,004
MGM Resorts International	6,483	217,375
Nordstrom, Inc. (b)	6,279	101,343
NVR, Inc. (a)	61	281,367
Planet Fitness, Inc., Class A (a)	31,306	2,466,913
PulteGroup, Inc.	96	4,371
Tractor Supply Co.	709	159,504
Vail Resorts, Inc.	877	209,033
Whirlpool Corp.	1,150	162,679
Williams-Sonoma, Inc.	1,646	189,158
		17,870,139
Consumer Staples: 6.2%
Clorox Co., The	3,670	515,011
Colgate-Palmolive Co.	13,965	1,100,302
Estee Lauder Cos, Inc., The, Class A	1,356	336,437

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Consumer Staples, continued
General Mills, Inc.	25,583	$2,145,135
Hershey Co., The	93	21,536
Ingredion, Inc.	2,886	282,626
J.M. Smucker Co., The	27	4,278
Kimberly-Clark Corp.	15,616	2,119,872
Kroger Co., The	51,105	2,278,262
PepsiCo, Inc.	18,561	3,353,230
Procter & Gamble Co., The	18,030	2,732,626
Walgreens Boots Alliance, Inc.	13,070	488,295
		15,377,610
Financials: 7.0%
Affiliated Managers Group, Inc.	3,860	611,540
Aflac, Inc.	446	32,085
Allstate Corp., The	29,129	3,949,893
Ally Financial, Inc.	5,369	131,272
American Express Co.	1,610	237,878
Ameriprise Financial, Inc.	4,714	1,467,798
Bank of New York Mellon Corp., The	42,323	1,926,543
FactSet Research Systems, Inc.	336	134,807
Hartford Financial Services Group, Inc., The	18,116	1,373,736
Huntington Bancshares, Inc.	15,039	212,050
MarketAxess Holdings, Inc.	978	272,754
MetLife, Inc.	59,529	4,308,115
PNC Financial Services Group, Inc., The	1,752	276,711
Progressive Corp., The	10,437	1,353,783
Prudential Financial, Inc.	2,685	267,050
Regions Financial Corp.	13,870	299,037
Reinsurance Group of America, Inc.	2,326	330,501
Synchrony Financial	5,727	188,189
		17,373,742
Health Care: 17.1%
AbbVie, Inc.	20,871	3,372,962
Agilent Technologies, Inc.	17,916	2,681,129
Amgen, Inc.	7,539	1,980,043
Baxter International, Inc.	2,829	144,194
Bio-Rad Laboratories, Inc., Class A (a)	1,079	453,709
Bristol-Myers Squibb Co.	59,988	4,316,137

63	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax US Sustainable Economy Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care, continued
Charles River Laboratories International, Inc. (a)	873	$190,227
CVS Health Corp.	11,847	1,104,022
Elevance Health, Inc.	1,527	783,305
Eli Lilly & Co.	12,274	4,490,321
Encompass Health Corp.	25,188	1,506,494
Hologic, Inc. (a)	3,333	249,342
Humana, Inc.	627	321,143
IDEXX Laboratories, Inc. (a)	528	215,403
Illumina, Inc. (a)	6,582	1,330,880
Johnson & Johnson	32,236	5,694,490
Merck & Co., Inc.	30,894	3,427,689
Mettler-Toledo International, Inc. (a)	2,758	3,986,551
Organon & Co.	2,170	60,608
QuidelOrtho Corp. (a)	142	12,165
West Pharmaceutical Services, Inc.	11,909	2,802,783
Zoetis, Inc.	22,564	3,306,754
		42,430,351
Industrials: 12.4%
A.O. Smith Corp.	3,940	225,526
Acuity Brands, Inc.	2,680	443,835
Booz Allen Hamilton Holding Corp.	2,214	231,407
C.H. Robinson Worldwide, Inc.	7,935	726,529
Carrier Global Corp.	35,859	1,479,184
CSX Corp.	7,485	231,885
Cummins, Inc.	6,493	1,573,189
Dover Corp.	6,457	874,342
Emerson Electric Co.	17,588	1,689,503
Expeditors International of Washington, Inc.	1,175	122,106
Flowserve Corp.	13,691	420,040
GXO Logistics, Inc. (a)	6,630	283,035
IDEX Corp.	1,245	284,271
Illinois Tool Works, Inc.	1,065	234,620
Ingersoll Rand, Inc.	17,300	903,925
Johnson Controls International PLC	24,558	1,571,712
Lennox International, Inc.	1,010	241,622
Norfolk Southern Corp.	16,299	4,016,400
nVent Electric PLC	12,327	474,220
Otis Worldwide Corp.	19,330	1,513,732
Owens Corning	6,319	539,011
Regal Rexnord Corp.	3,668	440,087

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Industrials, continued
Republic Services, Inc.	26,099	$3,366,509
Rockwell Automation, Inc.	4,845	1,247,927
Trane Technologies PLC	8,131	1,366,740
United Parcel Service, Inc., Class B	12,394	2,154,573
United Rentals, Inc. (a)	41	14,572
W.W. Grainger, Inc.	755	419,969
Waste Management, Inc.	23,648	3,709,897
		30,800,368
Information Technology: 29.0% (c)
Accenture PLC, Class A	5,882	1,569,553
Adobe, Inc. (a)	1,442	485,276
Analog Devices, Inc.	12,785	2,097,124
ANSYS, Inc. (a)	8,282	2,000,848
Apple, Inc.	101,461	13,182,827
Applied Materials, Inc.	18,444	1,796,077
Autodesk, Inc. (a)	5,664	1,058,432
Automatic Data Processing, Inc.	5,699	1,361,263
Cadence Design Systems, Inc. (a)	7,361	1,182,471
Cisco Systems, Inc.	29,758	1,417,671
Cognex Corp.	10,884	512,745
Corning, Inc.	5,607	179,088
Dell Technologies, Inc., Class C	3,094	124,441
F5, Inc. (a)	138	19,804
First Solar, Inc. (a)	2,883	431,845
Gen Digital, Inc.	46,844	1,003,867
HP, Inc.	43,759	1,175,804
HubSpot, Inc. (a)	4,777	1,381,174
IBM	10,567	1,488,785
Intel Corp.	53,622	1,417,229
Intuit, Inc.	1,801	700,985
Keysight Technologies, Inc. (a)	8,093	1,384,470
Lam Research Corp.	8,660	3,639,798
Lumentum Holdings, Inc. (a)	5,481	285,944
MasterCard, Inc., Class A	9,770	3,397,322
Microsoft Corp.	46,381	11,123,092
National Instruments Corp.	5,720	211,068
New Relic, Inc. (a)	5,505	310,757
NVIDIA Corp.	33,477	4,892,329
PayPal Holdings, Inc. (a)	1,718	122,356
PTC, Inc. (a)	2,840	340,914
QUALCOMM, Inc.	1,849	203,279
salesforce.com, Inc. (a)	7,993	1,059,792

SEE NOTES TO FINANCIAL STATEMENTS	64

December 31, 2022
Schedules of Investments, continued

Impax US Sustainable Economy Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
ServiceNow, Inc. (a)	4,009	$1,556,574
Splunk, Inc. (a)	1,854	159,611
Synopsys, Inc. (a)	4,705	1,502,259
Texas Instruments, Inc.	26,744	4,418,644
Trimble, Inc. (a)	3,274	165,533
Universal Display Corp.	3,506	378,788
Visa, Inc., Class A	6,750	1,402,380
VMware, Inc., Class A (a)	6,628	813,653
Western Digital Corp. (a)	3,624	114,337
		72,070,209
Materials: 5.5%
Amcor PLC	20,473	243,833
Axalta Coating Systems, Ltd. (a)	8,184	208,446
Celanese Corp.	1,612	164,811
Chemours Co., The	70,085	2,146,003
Ecolab, Inc.	23,808	3,465,491
Graphic Packaging Holding Co.	14,914	331,837
International Flavors & Fragrances, Inc.	17,051	1,787,627
International Paper Co.	4,433	153,515
Linde PLC	8,165	2,663,260
Martin Marietta Materials, Inc.	1,482	500,872
Nucor Corp.	2,213	291,696
PPG Industries, Inc.	8,148	1,024,530
Sherwin-Williams Co., The	1,063	252,282
Steel Dynamics, Inc.	3,271	319,577
WestRock Co.	4,504	158,361
		13,712,141
Real Estate: 6.1%
Alexandria Real Estate Equities, Inc., REIT	6,721	979,048
AvalonBay Communities, Inc., REIT	5,598	904,189
Boston Properties, Inc., REIT	7,807	527,597
CBRE Group, Inc., Class A (a)	39,853	3,067,087
Equinix, Inc., REIT	3,249	2,128,192
Equity Residential, REIT	59	3,481
Healthpeak Properties, Inc., REIT	48,186	1,208,023
Prologis, Inc., REIT	16,904	1,905,588
Rayonier, Inc., REIT	27,365	901,950
Ventas, Inc., REIT	52,314	2,356,745
Welltower, Inc., REIT	14,084	923,206

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Real Estate, continued
Weyerhaeuser Co., REIT	6,890	$213,590
		15,118,696
Utilities: 1.7%
American Water Works Co., Inc.	24,210	3,690,088
Avangrid, Inc. (b)	4,856	208,711
Edison International	3,985	253,526
		4,152,325
TOTAL COMMON STOCKS
(Cost $175,413,356)		244,418,873

Money Market: 1.5%
State Street Institutional U.S. Government Money Market Fund, 4.120% (d)(e)	3,830,080	3,830,080
(Cost $3,830,080)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.333% (d)(e)	216,092	216,092
(Cost $216,092)

TOTAL INVESTMENTS: 100.0%
(Cost $179,459,528)		248,465,045

PAYABLE UPON RETURN OF SECURITIES LOANED: -0.1%		(216,092)

Other assets and liabilities — (NET): 0.1%		287,213

NET ASSETS: 100.0%		$248,536,166

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2022. The total market value of securities on loan as of December 31, 2022 was $309,740.
(c)	Broad industry sectors used for financial reporting.
(d)	Rate shown represents annualized 7-day yield as of December 31, 2022.
(e)	Premier Class shares

65	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax Global Sustainable Infrastructure Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 98.5%
Communication Services: 14.7%
AT&T, Inc.	78,135	$1,438,465
BCE, Inc.	25,451	1,118,227
Globe Telecom, Inc.	6,695	262,636
HKT Trust & HKT, Ltd.	826,000	1,011,126
Koninklijke KPN NV	61,421	190,114
Lumen Technologies, Inc.	149,093	778,265
Nippon Telegraph & Telephone Corp.	19,300	550,407
Orange SA	104,571	1,037,566
PCCW, Ltd.	1,389,000	625,786
Singapore Telecommunications, Ltd.	126,500	242,537
SK Telecom Co., Ltd.	26,185	982,300
SoftBank Corp.	101,400	1,147,206
Swisscom AG	783	428,936
Tele2 AB, Class B	95,962	782,842
Telefonica SA	253,958	919,355
Telenor ASA	85,444	798,301
Telia Company AB	294,939	753,648
Telstra Corp., Ltd.	131,804	356,456
Verizon Communications, Inc.	35,949	1,416,391
Vodafone Group PLC	888,490	899,789
		15,740,353
Consumer Discretionary: 0.4%
Sekisui Chemical Co., Ltd.	29,700	413,967

Consumer Staples: 1.6%
Darling Ingredients, Inc. (a)	7,355	460,349
Sysco Corp.	15,955	1,219,760
		1,680,109
Health Care: 8.2%
AmerisourceBergen Corp.	3,120	517,015
Cardinal Health, Inc.	7,175	551,541
Cigna Corp.	2,369	784,944
CVS Health Corp.	13,055	1,216,595
Encompass Health Corp.	9,311	556,891
HCA Healthcare, Inc.	4,860	1,166,206
Henry Schein, Inc. (a)	6,542	522,510
IDEXX Laboratories, Inc. (a)	1,286	524,637
McKesson Corp.	1,768	663,212
Mettler-Toledo International, Inc. (a)	347	501,571
Premier, Inc., Class A	14,917	521,797
Quest Diagnostics, Inc.	3,665	573,353
Select Medical Holdings Corp.	5,986	148,632

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care, continued
Sonic Healthcare, Ltd.	27,615	$561,994
		8,810,898
Industrials: 30.0% (b)
A.O. Smith Corp.	4,575	261,873
Advanced Drainage Systems, Inc.	5,396	442,310
Andritz AG	13,872	794,062
Ashtead Group PLC	22,724	1,290,831
Bloom Energy Corp., Class A (a)	22,945	438,708
Brambles, Ltd.	92,708	760,262
Canadian Pacific Railway, Ltd.	23,965	1,786,755
Carlisle Companies, Inc.	1,919	452,212
China Conch Venture Holdings, Ltd.	253,500	549,924
Clean Harbors, Inc. (a)	4,413	503,612
CSX Corp.	39,616	1,227,304
East Japan Railway Co.	3,700	210,744
Ferguson PLC	8,214	1,031,217
Geberit AG	1,822	860,130
Generac Holdings, Inc. (a)	5,901	593,995
Herc Holdings, Inc.	100	13,157
Hubbell, Inc.	5,524	1,296,372
Kurita Water Industries, Ltd.	18,700	772,398
Lennox International, Inc.	2,184	522,478
Masco Corp.	14,760	688,849
Miura Co., Ltd.	18,700	428,838
MTR Corp., Ltd.	103,346	546,582
NARI Technology Co., Ltd., Class A	143,070	499,999
Norfolk Southern Corp.	4,962	1,222,736
Otis Worldwide Corp.	1,664	130,308
Pentair PLC	15,256	686,215
Plug Power, Inc. (a)(c)	40,016	494,998
Prysmian SpA	15,611	580,035
Quanta Services, Inc.	6,561	934,943
Schneider Electric SE	18,628	2,616,015
Shimizu Corp.	149,700	798,788
Sunrun, Inc. (a)	10,265	246,565
Union Pacific Corp.	6,608	1,368,319
United Rentals, Inc. (a)	1,506	535,263
Vertiv Holdings Co.	29,191	398,749
Voltronic Power Technology Corp.	11,000	551,889
Waste Management, Inc.	14,385	2,256,719
Watsco, Inc.	2,184	544,690

SEE NOTES TO FINANCIAL STATEMENTS	66

December 31, 2022
Schedules of Investments, continued

Impax Global Sustainable Infrastructure Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Industrials, continued
Watts Water Technologies, Inc., Class A	3,621	$529,499
West Japan Railway Co.	14,200	616,554
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	707,000	626,725
Xylem, Inc.	8,476	937,191
		32,048,813
Information Technology: 10.0%
ASML Holding NV	947	516,353
Cadence Design Systems, Inc. (a)	2,996	481,277
Check Point Software Technologies, Ltd. (a)	4,098	517,004
China Railway Signal & Communication Corp., Ltd., Class H	1,703,000	555,360
Cisco Systems, Inc.	21,196	1,009,777
Enphase Energy, Inc. (a)	1,717	454,936
First Solar, Inc. (a)	1,752	262,432
Jack Henry & Associates, Inc.	3,108	545,640
Juniper Networks, Inc.	17,453	557,798
MasterCard, Inc., Class A	3,733	1,298,076
Motorola Solutions, Inc.	2,411	621,339
SolarEdge Technologies, Inc. (a)	1,649	467,112
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	19,485	1,451,439
TE Connectivity, Ltd.	3,811	437,503
Visa, Inc., Class A	832	172,856
VMware, Inc., Class A (a)	2,080	255,341
Xinyi Solar Holdings, Ltd.	1,027,389	1,130,482
		10,734,725
Materials: 0.5%
Elkem ASA (a)	140,967	507,384

Real Estate: 5.0%
Boston Properties, Inc., REIT	1,879	126,983
Cousins Properties, Inc., REIT	5,541	140,132
Douglas Emmett, Inc., REIT	6,100	95,648
Healthpeak Properties, Inc., REIT	35,230	883,216
Japan Real Estate Investment Corp.	69	303,068

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Real Estate, continued
Medical Properties Trust, Inc. (c)	62,550	$696,807
Omega Healthcare Investors, Inc., REIT	34,116	953,542
Orix JREIT, Inc.	296	419,921
SL Green Realty Corp., REIT (c)	11,183	377,091
Ventas, Inc., REIT	18,260	822,613
Welltower, Inc., REIT	7,354	482,055
		5,301,076
Utilities: 28.1% (b)
Acciona SA	5,710	1,050,821
Adani Green Energy, Ltd. (a)	22,329	517,586
American Water Works Co., Inc.	10,681	1,627,998
Beijing Enterprises Water Group, Ltd.	662,000	169,277
Boralex, Inc., Class A	15,689	463,718
Brookfield Renewable Partners, LP	28,507	721,728
Edison International	23,995	1,526,562
EDP - Energias de Portugal SA	264,475	1,318,356
EDP Renovaveis SA	52,407	1,154,816
Encavis AG	22,854	451,917
Enel Americas SA	8,660,717	1,158,846
Enel Chile SA	10,423,231	479,106
Enel SpA	353,407	1,900,672
Engie Brasil Energia SA	104,100	746,874
Guangdong Investment, Ltd.	1,110,000	1,133,365
Iberdrola SA	214,667	2,505,912
Innergex Renewable Energy, Inc.	39,335	470,626
Mercury NZ, Ltd.	63,084	222,859
Meridian Energy, Ltd.	362,751	1,206,578
Neoen SA	8,225	332,609
Ormat Technologies, Inc. (c)	8,371	723,924
Orsted A/S	15,630	1,413,040
Pennon Group PLC	46,057	495,186
Power Grid Corp of India, Ltd.	455,260	1,175,126
Severn Trent PLC	38,131	1,218,214
Solaria Energia y Medio Ambiente SA (a)	28,258	518,026
SSE PLC	72,764	1,496,534
Sunnova Energy International, Inc. (a)(c)	15,658	282,001

67	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax Global Sustainable Infrastructure Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Utilities, continued
United Utilities Group PLC	100,603	$1,202,038
Veolia Environnement SA	45,511	1,169,378
Verbund AG	13,840	1,163,387
		30,017,080
TOTAL COMMON STOCKS
(Cost $112,114,113)		105,254,405

Money Market: 1.2%
State Street Institutional U.S. Government Money Market Fund, 4.120% (d)(e)	1,279,340	1,279,340
(Cost $1,279,340)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 1.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.333% (d)(e)	1,035,336	1,035,336
(Cost $1,035,336)

TOTAL INVESTMENTS: 100.7%
(Cost $114,428,789)		107,569,081

PAYABLE UPON RETURN OF SECURITIES LOANED: -1.0%		(1,035,336)

Other assets and liabilities — (NET): 0.3%		304,063

NET ASSETS: 100.0%		$106,837,808

(a)	Non-income producing security.
(b)	Broad industry sectors used for financial reporting.
(c)	Security or partial position of this security was on loan as of December 31, 2022. The total market value of securities on loan as of December 31, 2022 was $2,263,989.
(d)	Rate shown represents annualized 7-day yield as of December 31, 2022.
(e)	Premier Class shares

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent Of Net Assets
Australia	$1,678,711	1.6%
Austria	1,957,449	1.8%
Brazil	746,874	0.7%
Canada	4,561,054	4.3%
Chile	1,637,952	1.5%
China	4,665,133	4.4%
Denmark	1,413,040	1.3%
France	5,155,568	4.8%
Germany	451,917	0.4%
Hong Kong	2,183,493	2.1%
India	1,692,713	1.6%
Israel	517,004	0.5%
Italy	2,480,707	2.3%
Japan	5,661,892	5.3%
Netherlands	706,467	0.7%
New Zealand	1,429,437	1.3%
Norway	1,305,684	1.2%
Philippines	262,636	0.3%
Portugal	1,318,356	1.2%
Singapore	242,537	0.2%
South Korea	982,300	0.9%
Spain	6,148,930	5.8%
Sweden	1,536,490	1.4%
Switzerland	1,726,569	1.6%
Taiwan	2,003,326	1.9%
United Kingdom	6,602,591	6.2%
United States	46,185,574	43.2%
Money Market	1,279,340	1.2%
Other assets and liabilities (net)	304,064	0.3%
	$106,837,808	100.0%

SEE NOTES TO FINANCIAL STATEMENTS	68

December 31, 2022
Schedules of Investments, continued

Impax Global Opportunities Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 96.6%
Communication Services: 3.0%
KDDI Corp.	103,900	$3,150,963

Consumer Discretionary: 2.0%
Aptiv PLC (a)	22,258	2,072,888

Consumer Staples: 4.3%
Jeronimo Martins SGPS SA	99,138	2,144,898
Unilever PLC	47,827	2,399,802
		4,544,700
Financials: 14.1%
AIA Group, Ltd.	280,200	3,094,355
Globe Life, Inc.	12,934	1,559,194
Hannover Rueck SE	18,312	3,613,098
HDFC Bank, Ltd., ADR	49,916	3,414,754
Legal & General Group PLC	679,833	2,038,229
Partners Group Holding AG	1,155	1,022,733
		14,742,363
Health Care: 23.7%
Alcon, Inc.	53,434	3,666,585
Becton Dickinson & Co.	4,077	1,036,781
Boston Scientific Corp. (a)	78,774	3,644,873
Cooper Cos, Inc., The	5,562	1,839,187
Danaher Corp.	7,979	2,117,786
Evotec SE (a)	24,172	393,233
IQVIA Holdings, Inc. (a)	17,949	3,677,570
Lonza Group AG	5,313	2,608,021
Thermo Fisher Scientific, Inc.	6,679	3,678,059
Vertex Pharmaceuticals, Inc. (a)	7,602	2,195,306
		24,857,401
Industrials: 14.2%
Ashtead Group PLC	18,680	1,061,113
Cintas Corp.	7,369	3,327,987
Kubota Corp.	157,400	2,150,310
Schneider Electric SE	22,104	3,104,166
United Rentals, Inc. (a)	5,078	1,804,823
Vestas Wind Systems A/S	36,376	1,061,111
Wolters Kluwer NV	22,066	2,308,881
		14,818,391
Information Technology: 24.2%
Analog Devices, Inc.	19,249	3,157,413
Applied Materials, Inc.	21,832	2,126,000
ASML Holding NV	3,446	1,878,937
Cadence Design Systems, Inc. (a)	16,391	2,633,050
Keyence Corp.	7,050	2,737,124

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology, continued
MasterCard, Inc., Class A	11,844	$4,118,514
Microsoft Corp.	18,666	4,476,481
TE Connectivity, Ltd.	18,281	2,098,659
Visa, Inc., Class A	10,090	2,096,298
		25,322,476
Materials: 8.9%
Croda International PLC	25,700	2,045,169
Koninklijke DSM NV	25,191	3,093,318
Linde PLC	12,655	4,127,807
		9,266,294
Real Estate: 2.2%
Equinix, Inc., REIT	3,578	2,343,697

TOTAL COMMON STOCKS
(Cost $89,744,656)		101,119,173

Preferred Stocks: 1.7%
Health Care: 1.7%
Sartorius AG	1,634,098	1,775,756
(Cost $1,634,098)

TOTAL INVESTMENTS: 98.3%
(Cost $91,378,754)		102,894,929

Other assets and liabilities — (NET): 1.7%		1,845,330

NET ASSETS: 100.0%		$104,740,259

(a)	Non-income producing security.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

69	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax Global Opportunities Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent Of Net Assets
Denmark	$1,061,111	1.0%
France	3,104,166	3.0%
Germany	5,782,087	5.5%
Hong Kong	3,094,355	3.0%
India	3,414,754	3.3%
Japan	8,038,397	7.7%
Netherlands	7,281,135	6.9%
Portugal	2,144,898	2.0%
Switzerland	7,297,339	7.0%
United Kingdom	7,544,313	7.2%
United States	54,132,374	51.7%
Other assets and liabilities (net)	1,845,330	1.7%
TOTAL	$104,740,259	100.0%

SEE NOTES TO FINANCIAL STATEMENTS	70

December 31, 2022
Schedules of Investments, continued

Impax Global Environmental Markets Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 98.9%
NEW ENERGY: 21.4%
Renewable Energy Developers & IPPs 2.3%
Orsted A/S	562,394	$50,843,587

Wind Power Generation Equipment: 1.9%
Vestas Wind Systems A/S	1,404,469	40,969,267

Smart & Efficient Grids: 5.0%
Hubbell, Inc.	183,826	43,140,286
Schneider Electric SE	472,850	66,404,491
		109,544,777

Industrial Energy Efficiency: 10.2%
Air Liquide SA	498,027	70,687,603
Delta Electronics, Inc.	3,589,475	33,274,384
Keyence Corp.	54,300	21,081,677
Rockwell Automation, Inc.	130,858	33,705,095
Siemens AG	327,551	45,153,299
Spirax-Sarco Engineering, PLC	167,070	21,339,934
		225,241,992
Building Energy Efficiency: 2.0%
Trane Technologies PLC	266,198	44,745,222

CLEAN & EFFICIENT TRANSPORT: 4.7%
E-Bikes & Bicycles: 0.9%
Shimano, Inc.	125,300	19,799,762
Advanced Road Vehicles & Devices: 3.8%
Aptiv PLC (a)	483,315	45,011,126
TE Connectivity, Ltd.	346,850	39,818,380
		84,829,506
SUSTAINABLE FOOD: 18.1%
Technology & Logistics: 6.9%
Deere & Co.	102,049	43,754,529
GEA Group AG	1,592,190	64,750,445
Kubota Corp.	3,179,000	43,429,698
		151,934,672
Food Safety & Packaging: 6.9%
Crown Holdings, Inc.	358,273	29,453,623
Eurofins Scientific SE	760,923	54,632,844
Mettler-Toledo International, Inc. (a)	20,697	29,916,479
WestRock Co.	1,108,002	38,957,350
		152,960,296

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
SUSTAINABLE FOOD, continued
Sustainable Agriculture: 4.3%
International Flavors & Fragrances, Inc.	330,031	$34,600,450
Koninklijke DSM NV	486,198	59,702,469
		94,302,919
WATER: 17.6%
Water Distribution & Infrastructure: 5.8%
Ferguson PLC	285,199	35,804,970
Georg Fischer AG	594,032	36,391,730
IDEX Corp.	241,767	55,202,659
		127,399,359
Water Treatment: 6.6%
Linde PLC	276,473	90,179,964
Pentair PLC	1,247,030	56,091,409
		146,271,373
Water Utilities: 5.2%
American Water Works Co., Inc.	369,590	56,332,908
Veolia Environnement SA	2,292,897	58,914,636
		115,247,544
CIRCULAR ECONOMY: 9.9%
General Waste Management: 6.7%
Republic Services, Inc.	507,947	65,520,084
Waste Management, Inc.	526,162	82,544,294
		148,064,378
Recycled, Recyclable Products & Biomaterials: 1.4%
Croda International PLC	385,422	30,671,323

Resource Circularity & Efficiency: 1.8%
United Rentals, Inc. (a)	115,338	40,993,432

SMART ENVIRONMENT: 27.2%
Environmental Testing & Monitoring: 7.0%
Agilent Technologies, Inc.	532,756	79,726,936
Halma PLC	842,497	20,064,015
Waters Corp. (a)	163,629	56,056,023
		155,846,974
Efficient IT: 15.8%
ANSYS, Inc. (a)	249,118	60,184,418
Applied Materials, Inc.	361,263	35,179,791
ASML Holding NV	65,813	35,884,646
Autodesk, Inc. (a)	284,321	53,131,065
MediaTek, Inc.	2,001,000	40,458,068
PTC, Inc. (a)	276,719	33,217,349

71	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax Global Environmental Markets Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
SMART ENVIRONMENT, continued
Efficient IT, continued
Texas Instruments, Inc.	330,467	$54,599,757
Trimble, Inc. (a)	701,984	35,492,311
		348,147,405
Cloud Computing: 4.4%
Equinix, Inc., REIT	70,128	45,935,944
Microsoft Corp.	209,303	50,195,045
		96,130,989
Total Common Stocks
(Cost $1,888,678,785)		2,183,944,777

MONEY MARKET: 1.0%
State Street Institutional U.S. Government Money Market Fund, 4.120% (b)(c)	22,131,588	22,131,588
(Cost $22,131,588)

TOTAL INVESTMENTS: 99.9%
(Cost $1,910,810,373)		2,206,076,365

Other assets and liabilities — (NET): 0.1%		2,600,307

NET ASSETS: 100.0%		$2,208,676,672

(a)	Non-income producing security.
(b)	Rate shown represents annualized 7-day yield as of December 31, 2022.
(c)	Premier Class shares

REIT - Real Estate Investment Trust

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent Of Net Assets
Denmark	$91,812,854	4.2%
France	250,639,577	11.4%
Germany	109,903,744	5.0%
Japan	84,311,136	3.8%
Netherlands	95,587,115	4.3%
Switzerland	36,391,730	1.6%
Taiwan	73,732,451	3.3%
United Kingdom	107,880,243	4.9%
United States	1,333,685,927	60.4%
Money Market	22,131,588	1.0%
Other assets and liabilities (net)	2,600,307	0.1%
Total	$2,208,676,672	100.0%

SEE NOTES TO FINANCIAL STATEMENTS	72

December 31, 2022
Schedules of Investments, continued

Impax Ellevate Global Women’s Leadership Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.3%
Communication Services: 5.7%
Adevinta ASA (a)	7,472	$49,477
Auto Trader Group PLC	1,831,988	11,408,429
BCE, Inc.	1,800	79,086
BT Group PLC	166,931	225,403
Deutsche Telekom AG	100,084	1,991,328
Interpublic Group of Cos Inc., The	9,407	313,347
Koninklijke KPN NV	73,158	226,443
Match Group, Inc. (a)	8,214	340,799
Netflix, Inc. (a)	10,485	3,091,817
News Corp.	9,600	174,720
Omnicom Group, Inc.	4,811	392,433
Orange SA	46,714	463,502
Paramount Global, Class B	21,041	355,172
Pinterest, Inc., Class A (a)	13,295	322,803
Publicis Groupe SA	6,700	428,011
REA Group, Ltd.	1,337	100,551
SEEK, Ltd.	8,258	117,402
Singapore Telecommunications, Ltd.	197,481	378,629
Snap, Inc., Class A (a)	30,383	271,928
Spark New Zealand, Ltd.	59,688	204,358
Tele2 AB, Class B	19,519	159,233
Telenor ASA	1,280,463	11,963,327
Telia Company AB	63,512	162,290
Telstra Corp., Ltd.	91,586	247,689
TELUS Corp.	11,409	220,175
Verizon Communications, Inc.	99,276	3,911,474
Vivendi SA	15,250	145,682
Vodafone Group PLC	652,145	660,438
Walt Disney Co., The (a)	59,914	5,205,328
WPP PLC	25,866	255,556
		43,866,830
Consumer Discretionary: 12.9%
Accor SA (a)	3,932	98,094
Amazon.com, Inc. (a)	233,075	19,578,299
Aristocrat Leisure, Ltd.	15,563	320,688
Barratt Developments PLC	22,442	107,190
Bath & Body Works, Inc.	8,027	338,258
Best Buy Co., Inc.	140,392	11,260,842
Burberry Group PLC	9,565	232,546
Burlington Stores, Inc. (a)	1,570	318,333
Cie Generale des Etablissements Michelin SCA	15,232	424,322
Compass Group PLC	39,054	901,836

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Consumer Discretionary, continued
Dollar General Corp.	5,504	$1,355,360
Domino’s Pizza, Inc.	900	311,760
eBay, Inc.	14,140	586,386
Electrolux AB, Class B	5,221	70,541
Etsy, Inc. (a)	3,729	446,660
Expedia Group, Inc. (a)	4,304	377,030
General Motors Co.	35,906	1,207,878
H & M Hennes & Mauritz AB, Class B	51,536	555,374
Hasbro, Inc.	3,437	209,691
Hermes International	724	1,120,644
Hilton Worldwide Holdings, Inc.	7,194	909,034
Industria de Diseno Textil SA	23,936	635,765
InterContinental Hotels Group PLC	4,130	236,974
Kering SA	1,954	994,444
Kingfisher PLC	46,788	132,935
La Francaise des Jeux SAEM	2,321	93,394
lululemon athletica, Inc. (a)	38,269	12,260,622
LVMH Moet Hennessy Louis Vuitton SE	6,558	4,772,206
Marriott International, Inc., Class A	7,080	1,054,141
McDonald’s Corp.	17,200	4,532,716
Mercedes-Benz Group AG	18,212	1,190,971
Moncler SpA	4,561	242,357
Next PLC	4,413	309,222
Pearson PLC	21,122	238,506
Renault SA (a)	4,574	152,628
Rivian Automotive, Inc., Class A (a)(b)	11,721	216,018
Ross Stores, Inc.	8,269	959,783
SEB SA	538	45,139
Starbucks Corp.	108,698	10,782,842
Target Corp.	12,451	1,855,697
Taylor Wimpey PLC	80,545	98,643
TJX Cos., Inc., The	27,315	2,174,274
Tractor Supply Co.	2,781	625,642
Ulta Beauty, Inc. (a)	26,448	12,405,963
Vail Resorts, Inc.	1,016	242,164
VF Corp.	9,707	268,010
Wesfarmers, Ltd.	27,392	854,282
Whirlpool Corp.	1,400	198,044
Yum! Brands, Inc.	6,551	839,052

73	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Consumer Discretionary, continued
Zalando SE (a)	4,451	$156,697
		99,299,897
Consumer Staples: 11.7%
Alimentation Couche-Tard, Inc.	18,827	827,331
Beiersdorf AG	2,157	246,484
Carrefour SA	13,804	230,885
Clorox Co., The	81,455	11,430,580
Coca-Cola Co., The	241,270	15,347,184
Coles Group, Ltd.	30,437	345,023
Colgate-Palmolive Co.	18,000	1,418,221
Conagra Brands, Inc.	10,800	417,960
Danone SA	14,331	755,325
Diageo PLC	292,417	12,799,634
Empire Co., Ltd., Class A	3,935	103,635
Essity AB, Class B	12,590	329,697
Estee Lauder Cos, Inc., The, Class A	47,148	11,697,890
General Mills, Inc.	28,123	2,358,114
Heineken Holding NV	2,196	169,598
Heineken NV	5,675	534,541
Henkel AG & Co. KGaA	2,387	153,400
Hershey Co., The	3,356	777,149
J Sainsbury PLC	40,558	106,376
J.M. Smucker Co., The	2,497	395,675
Jeronimo Martins SGPS SA	6,457	139,700
Kellogg Co.	5,893	419,817
Kimberly-Clark Corp.	7,658	1,039,574
Kroger Co., The	17,395	775,469
Loblaw Cos, Ltd.	3,776	333,872
L’Oreal SA	5,578	1,997,468
McCormick & Co., Inc.	5,850	484,907
Metro, Inc.	5,629	311,674
Mondelez International, Inc., Class A	32,000	2,132,800
Mowi ASA	8,643	147,279
Orkla ASA	16,735	120,782
Pernod Ricard SA	4,686	921,841
Procter & Gamble Co., The	53,891	8,167,720
Remy Cointreau SA	522	88,016
Saputo, Inc.	5,808	143,784
Shiseido Co., Ltd.	8,300	406,814
Tesco PLC	169,994	458,111
Treasury Wine Estates, Ltd.	16,563	153,016
Unilever PLC	56,215	2,838,172

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Consumer Staples, continued
Walgreens Boots Alliance, Inc.	100,531	$3,755,838
Woolworths Group, Ltd.	226,010	5,161,032
		90,442,388
Financials: 18.3%
ABN AMRO Bank NV	8,673	120,103
Abrdn PLC	49,837	113,249
Admiral Group PLC	461,935	11,858,288
Aegon NV	38,254	193,820
Aflac, Inc.	14,100	1,014,354
Allianz SE	9,078	1,938,676
Ally Financial, Inc.	8,312	203,228
American Express Co.	15,762	2,328,836
Amundi SA	1,355	76,841
Annaly Capital Management, Inc., REIT (b)	9,715	204,792
ANZ Group Holdings, Ltd.	70,601	1,137,305
Aon PLC, Class A	5,077	1,523,811
Assicurazioni Generali SpA	24,547	436,507
ASX, Ltd.	4,658	214,530
Aviva PLC	62,835	333,317
AXA SA	41,911	1,167,452
Banco Bilbao Vizcaya Argentaria SA	145,774	878,035
Banco Santander SA	378,675	1,132,281
Bank Hapoalim BM	30,188	271,810
Bank Leumi Le-Israel BM	36,926	307,549
Bank of America Corp.	191,577	6,345,031
Bank of Montreal	16,451	1,490,310
Bank of New York Mellon Corp., The	18,000	819,360
Bank of Nova Scotia, The	29,182	1,429,789
BNP Paribas SA	24,343	1,386,069
Canadian Imperial Bank of Commerce	169,048	6,838,080
Citigroup, Inc.	288,711	13,058,400
CME Group, Inc.	8,503	1,429,864
Commerzbank AG (a)	21,224	198,436
Commonwealth Bank of Australia	54,177	3,762,853
Credit Agricole SA	26,495	278,710
Credit Suisse Group AG	75,745	226,133
Danske Bank A/S	14,522	286,419
Discover Financial Services	7,185	702,909
DNB Bank ASA	612,590	12,098,720
Eurazeo SA	984	61,261

SEE NOTES TO FINANCIAL STATEMENTS	74

December 31, 2022
Schedules of Investments, continued

Impax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Financials, continued
FactSet Research Systems, Inc.	1,057	$424,079
Fifth Third Bancorp	17,742	582,115
FinecoBank Banca Fineco SpA	13,605	225,926
First Republic Bank	4,419	538,632
Gjensidige Forsikring ASA	4,491	88,086
Globe Life, Inc.	2,195	264,607
Goldman Sachs Group, Inc., The	8,692	2,984,659
Groupe Bruxelles Lambert SA	2,229	178,136
Hang Seng Bank, Ltd.	25,700	426,271
Hargreaves Lansdown PLC	7,876	81,107
Hartford Financial Services Group, Inc., The	7,565	573,654
Hong Kong Exchanges and Clearing, Ltd.	25,700	1,104,335
Huntington Bancshares, Inc.	36,389	513,085
IGM Financial, Inc.	2,000	55,835
Industrivarden AB, Class A	3,010	73,212
Industrivarden AB, Class C	3,539	85,865
Insurance Australia Group, Ltd.	56,507	181,651
Intact Financial Corp.	4,157	598,405
Intercontinental Exchange, Inc.	13,597	1,394,916
Investor AB	11,332	210,828
Investor AB, Class B	41,079	743,569
JPMorgan Chase & Co.	70,036	9,391,829
KeyCorp.	23,692	412,715
Kinnevik AB, Class B (a)	5,910	81,346
Legal & General Group PLC	133,352	399,807
Lincoln National Corp.	4,949	152,033
Lloyds Banking Group, PLC	1,586,374	865,705
London Stock Exchange Group PLC	8,534	733,251
M&G PLC	59,449	134,430
Macquarie Group, Ltd.	8,844	998,385
Manulife Financial Corp.	44,732	797,842
Medibank Pvt, Ltd.	63,602	126,888
Mediobanca Banca di Credito Finanziario SpA	13,539	130,097
MetLife, Inc.	16,673	1,206,625
Moody’s Corp.	4,064	1,132,312
Nasdaq, Inc.	8,810	540,494
National Australia Bank, Ltd.	76,211	1,547,358
National Bank of Canada	8,001	539,092

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Financials, continued
NatWest Group PLC	118,714	$378,606
NN Group NV	6,061	247,848
Nordea Bank Apb	75,345	807,092
Onex Corp.	1,856	89,496
PNC Financial Services Group, Inc., The	10,349	1,634,521
Principal Financial Group, Inc.	8,192	687,473
Progressive Corp., The	17,437	2,261,753
Prudential Financial, Inc.	9,300	924,978
QBE Insurance Group, Ltd.	33,018	299,529
Royal Bank of Canada	33,867	3,184,098
S&P Global, Inc.	8,355	2,798,424
Schroders PLC	16,409	86,221
Skandinaviska Enskilda Banken AB, Class A	36,353	418,527
Societe Generale SA	17,948	450,201
Standard Chartered PLC	55,897	416,909
State Street Corp.	8,446	655,156
Sun Life Financial, Inc.	13,526	627,850
Suncorp Group, Ltd.	28,380	231,263
Svenska Handelsbanken AB, Class A	33,123	333,482
Swedbank AB, Class A	19,351	329,142
T Rowe Price Group, Inc.	5,841	637,019
Toronto-Dominion Bank, The	42,540	2,754,418
Travelers Cos., Inc., The	5,611	1,052,006
Tryg A/S	8,027	190,766
U.S. Bancorp	34,253	1,493,773
UBS Group AG	77,913	1,448,108
UniCredit SpA	44,684	634,046
Wendel SA	52,835	4,935,260
Westpac Banking Corp.	83,361	1,319,730
Willis Towers Watson PLC	2,664	651,561
Zurich Insurance Group AG	3,406	1,628,331
		139,993,897
Health Care: 16.3%
Abbott Laboratories	39,865	4,376,778
AbbVie, Inc.	40,305	6,513,691
Alcon, Inc.	11,217	769,699
Alnylam Pharmaceuticals, Inc. (a)	2,549	605,770
AmerisourceBergen Corp.	3,709	614,618
AstraZeneca PLC	34,559	4,676,501
Baxter International, Inc.	13,100	667,707
Biogen, Inc. (a)	3,600	996,912
Bristol-Myers Squibb Co.	179,305	12,900,995

75	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Health Care, continued
Cardinal Health, Inc.	147,898	$11,368,919
Charles River Laboratories International, Inc. (a)	1,208	263,223
Cigna Corp.	7,300	2,418,782
CSL, Ltd.	11,462	2,235,023
CVS Health Corp.	32,401	3,019,449
DENTSPLY SIRONA, Inc.	4,800	152,832
Elevance Health, Inc.	26,412	13,548,565
Eli Lilly & Co.	18,623	6,813,038
Exact Sciences Corp (a)	3,480	172,295
Fresenius Medical Care AG & Co KGaA	4,540	148,288
Genmab A/S (a)	1,586	670,553
Gilead Sciences, Inc.	37,199	3,193,534
GSK PLC	88,430	1,528,356
Hologic, Inc. (a)	5,777	432,177
Illumina, Inc. (a)	4,008	810,418
Insulet Corp. (a)	1,622	477,501
Ipsen SA	908	97,665
Jazz Pharmaceuticals PLC (a)	1,434	228,451
Johnson & Johnson	60,362	10,662,947
Koninklijke Philips NV	21,189	318,835
Lonza Group AG	1,801	884,067
McKesson Corp.	3,405	1,277,284
Merck & Co., Inc.	57,402	6,368,752
Merck KGaA	2,766	533,673
Novartis AG	47,445	4,293,650
Novo Nordisk A/S, Class B	35,045	4,759,656
Orion OYJ, Class B	2,246	123,132
Pfizer, Inc.	124,183	6,363,137
Quest Diagnostics, Inc.	2,669	417,538
Ramsay Health Care, Ltd.	4,273	187,632
Ryman Healthcare, Ltd.	410	1,387
Sanofi	23,951	2,309,512
Smith & Nephew PLC	19,441	259,631
Stryker Corp.	7,617	1,862,280
UCB SA	2,863	225,586
Vertex Pharmaceuticals, Inc. (a)	6,394	1,846,459
Waters Corp. (a)	1,484	508,389
Zimmer Biomet Holdings, Inc.	4,544	579,360
Zoetis, Inc.	14,037	2,057,122
		125,541,769
Industrials: 4.3%
Adecco Group AG	3,731	122,731
Aena SME SA (a)	1,716	215,115

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Industrials, continued
Aeroports de Paris (a)	778	$104,230
Air Canada (a)	3,963	56,752
Alstom SA	7,589	185,677
AP Moller - Maersk A/S	68	149,862
AP Moller - Maersk A/S, Class B	111	248,485
Assa Abloy AB, Class B	23,269	500,499
Auckland International Airport, Ltd. (a)	28,545	141,572
Booz Allen Hamilton Holding Corp.	4,530	473,476
Brambles, Ltd.	32,569	267,085
Bunzl PLC	8,270	275,144
Bureau Veritas SA	6,620	174,463
CAE, Inc. (a)	8,000	154,742
Canadian National Railway Co.	14,208	1,687,750
Cie de Saint-Gobain	19,071	932,969
Cummins, Inc.	3,503	848,742
Emerson Electric Co.	13,500	1,296,810
Epiroc AB, Class A	15,124	275,395
Epiroc AB, Class B	8,758	140,892
Equifax, Inc.	2,854	554,703
Experian PLC	21,199	717,975
Getlink SE	15,085	241,558
Legrand SA	5,989	480,208
Otis Worldwide Corp.	9,621	753,421
Qantas Airways, Ltd. (a)	21,570	87,309
Randstad NV	2,526	154,345
RELX PLC	43,254	1,195,888
Republic Services, Inc.	5,455	703,640
Ritchie Bros Auctioneers, Inc.	3,124	180,449
Schneider Electric SE	89,291	12,539,543
Skanska AB, Class B	7,728	122,508
Smiths Group PLC	8,315	159,582
Teleperformance	1,276	305,047
Transurban Group	73,013	642,358
United Parcel Service, Inc., Class B	18,086	3,144,069
Verisk Analytics, Inc.	3,822	674,277
Vestas Wind Systems A/S	20,719	604,387
W.W. Grainger, Inc.	1,200	667,500
Wartsila OYJ Abp	10,813	91,176
Wolters Kluwer NV	6,076	635,764
WSP Global, Inc.	3,036	352,234
		33,260,332

SEE NOTES TO FINANCIAL STATEMENTS	76

December 31, 2022
Schedules of Investments, continued

Impax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Information Technology: 18.4%
Accenture PLC, Class A	51,755	$13,810,304
Adobe, Inc. (a)	10,924	3,676,254
Affirm Holdings, Inc. (a)(b)	6,461	62,478
ANSYS, Inc. (a)	2,171	524,492
Apple, Inc.	232,391	30,194,563
Arista Networks, Inc. (a)	6,445	782,101
Autodesk, Inc. (a)	63,544	11,874,467
AVEVA Group PLC	2,683	103,851
Block, Inc., Class A (a)	12,805	804,666
Broadcom, Inc.	9,203	5,145,673
Capgemini SE	3,940	658,673
CDW Corp.	3,219	574,849
Ceridian HCM Holding, Inc. (a)	3,357	215,352
Cisco Systems, Inc.	109,483	5,215,770
Dassault Systemes SE	15,344	551,765
DocuSign,Inc. (a)	3,945	218,632
Dropbox, Inc., Class A (a)	6,933	155,161
F5, Inc. (a)	1,531	219,714
Gen Digital, Inc.	14,585	312,557
Halma PLC	252,948	6,023,941
Hexagon AB, Class B	45,972	482,020
HP, Inc.	36,148	971,297
HubSpot, Inc. (a)	1,141	329,897
Intel Corp.	104,805	2,769,996
Intuit, Inc.	6,420	2,498,792
Lam Research Corp.	3,424	1,439,107
Microsoft Corp.	109,639	26,293,625
Nokia OYJ	127,301	591,402
Okta, Inc. (a)	2,777	189,752
Palo Alto Networks, Inc. (a)	8,000	1,116,320
PayPal Holdings, Inc. (a)	28,374	2,020,796
Sage Group PLC, The	23,956	215,717
salesforce.com, Inc. (a)	27,719	3,675,262
SAP SE	24,337	2,512,568
ServiceNow, Inc. (a)	4,900	1,902,523
Texas Instruments, Inc.	22,747	3,758,259
Trimble, Inc. (a)	6,900	348,864
Twilio, Inc., Class A (a)	4,234	207,297
Visa, Inc., Class A	39,543	8,215,454
Western Union Co., The	9,468	130,374
WiseTech Global, Ltd.	3,633	124,948
Workday, Inc., Class A (a)	4,478	749,304
Worldline SA (a)	6,381	249,896
Xero, Ltd. (a)	3,083	147,009
		142,065,742

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Materials: 5.8%
Air Liquide SA	11,818	$1,677,391
Akzo Nobel NV	4,304	288,809
Arkema SA	1,282	115,309
BASF SE	21,230	1,045,335
BlueScope Steel, Ltd.	14,643	166,890
Celanese Corp.	112,821	11,534,819
Chr. Hansen Holding A/S	2,009	144,513
Covestro AG	4,474	174,289
Croda International PLC	3,202	254,811
Dow, Inc.	16,763	844,688
Ecolab, Inc.	6,150	895,194
Evonik Industries AG	4,835	92,222
Fortescue Metals Group, Ltd.	36,414	508,964
Johnson Matthey PLC	4,029	102,970
Koninklijke DSM NV	94,958	11,660,326
Mondi PLC	11,809	199,701
Newcrest Mining, Ltd.	18,886	264,825
Newmont Corp.	18,058	852,338
Norsk Hydro ASA	30,383	227,033
Novozymes A/S, Class B	5,203	263,967
Nutrien, Ltd.	13,515	986,675
Orica, Ltd.	9,733	99,514
Smurfit Kappa Group, PLC	5,337	197,791
Solvay SA	1,597	161,466
Stora Enso OYJ, Class R	12,645	178,288
Yara International ASA	267,526	11,748,927
		44,687,055
Real Estate: 0.8%
Azrieli Group, Ltd.	978	65,221
British Land Co. PLC, The, REIT	19,836	94,177
Canadian Apartment Properties, REIT	2,126	67,015
CapitaLand Integrated Commercial Trust, REIT	123,000	187,601
City Developments, Ltd.	9,300	57,170
Covivio, REIT	1,054	62,564
Dexus, REIT	24,288	127,514
Essex Property Trust, Inc., REIT	1,600	339,072
Gecina SA, REIT	1,494	152,209
GPT Group, The, REIT	45,356	129,356
Klepierre SA, REIT (a)	4,815	111,133
Land Securities Group PLC, REIT	15,699	117,290
LendLease Corp., Ltd.	15,923	84,521

77	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax Ellevate Global Women’s Leadership Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Real Estate, continued
Link, REIT	1,946	$14,240
Mapletree Logistics Trust, REIT	76,100	90,491
Mirvac Group, REIT	92,303	133,537
Realty Income Corp., REIT	13,475	854,718
RioCan Real Estate Investment Trust, REIT	3,509	54,760
Scentre Group, REIT	122,779	238,997
Stockland, REIT	55,104	135,713
Swire Properties, Ltd.	24,200	61,296
Unibail-Rodamco-Westfield, REIT (a)	2,662	139,159
Ventas, Inc., REIT	9,447	425,587
VICI Properties, Inc., REIT	22,785	738,233
Vicinity, Ltd., REIT	90,368	122,024
Vonovia SE	17,115	403,168
Welltower, Inc., REIT	11,380	745,958
Weyerhaeuser Co., REIT	17,801	551,831
Zillow Group, Inc., Class C (a)	4,117	132,609
		6,437,164
Utilities: 5.1%
American Water Works Co., Inc.	78,678	11,992,100
Edison International	182,644	11,619,811
EDP - Energias de Portugal SA	58,856	293,386
Electricite de France SA	12,414	159,375
Elia Group SA	736	104,632
Enel SpA	180,328	969,830
Hydro One, Ltd.	7,850	210,280
Iberdrola SA	130,112	1,518,861
Mercury NZ, Ltd.	15,702	55,471
Meridian Energy, Ltd.	40,047	133,204
Orsted A/S	4,150	375,183
Red Electrica Corp. SA	607,778	10,568,138
Severn Trent PLC	5,715	182,584
SSE PLC	23,875	491,036
Terna - Rete Elettrica Nazionale	31,736	234,376
United Utilities Group PLC	15,405	184,064
Veolia Environnement SA	14,933	383,695
		39,476,026
TOTAL COMMON STOCKS
(Cost $693,147,166)		765,071,100

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
PREFERRED STOCKS: 0.0% (c)
Consumer Staples: 0.0% (c)
Henkel AG & Co. KGaA	4,060	$281,410
(Cost $346,022)

MONEY MARKET: 0.8%
State Street Institutional U.S. Government Money Market Fund, 4.120% (d)(e)	6,433,972	6,433,972
(Cost $6,433,972)

SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.0% (c)
State Street Navigator Securities Lending Government Money Market Portfolio, 4.333% (d)(e)	231,470	231,470
(Cost $231,470)

TOTAL INVESTMENTS: 100.1%
(Cost $700,158,630)		772,017,952

PAYABLE UPON RETURN OF SECURITIES LOANED: 0.0% (c)		(231,470)

Other assets and liabilities — (NET): -0.1%		(689,504)

NET ASSETS: 100.0%		$771,096,978

(a)	Non-income producing security.
(b)	Security or partial position of this security was on loan as of December 31, 2022. The total market value of securities on loan as of December 31, 2022 was $359,169.
(c)	Rounds to less than 0.05%.
(d)	Rate shown represents annualized 7-day yield as of December 31, 2022.
(e)	Premier Class shares

REIT - Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS	78

December 31, 2022
Schedules of Investments, continued

Impax Ellevate Global Women’s Leadership Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Value	Percent Of Net Assets
Australia	$20,440,362	2.7%
Belgium	565,188	0.1%
Canada	23,348,099	3.0%
Denmark	7,693,792	1.0%
Finland	983,998	0.1%
France	42,768,915	5.5%
Germany	11,171,577	1.4%
Hong Kong	1,606,142	0.2%
Ireland	197,791	0.0%
Israel	644,581	0.1%
Italy	2,873,139	0.4%
Japan	406,814	0.1%
Netherlands	14,550,431	1.9%
New Zealand	683,001	0.1%
Norway	36,394,154	4.7%
Poland	199,701	0.0%
Portugal	433,086	0.1%
Singapore	713,891	0.1%
Spain	14,948,195	1.9%
Sweden	5,881,512	0.8%
Switzerland	9,372,718	1.2%
United Kingdom	61,466,019	8.0%
United States	508,009,404	65.9%
Money Market	6,433,972	0.8%
Other assets and liabilities (net)	(689,504)	-0.1%
TOTAL	$771,096,978	100.0%

79	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax International Sustainable Economy Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS: 99.0%
Australia: 7.7%
ANZ Group Holdings, Ltd.	894,737	$14,413,242
Aristocrat Leisure, Ltd.	219,294	4,518,730
ASX, Ltd. (a)	22,390	1,031,198
Brambles, Ltd.	88,207	723,351
Cochlear, Ltd.	6,088	840,798
Coles Group, Ltd.	439,318	4,979,945
Commonwealth Bank of Australia	192,858	13,394,915
Computershare, Ltd.	258,624	4,555,927
Dexus, REIT	459,425	2,412,010
Goodman Group, REIT	6,465	76,031
Mineral Resources, Ltd.	29,918	1,569,392
Mirvac Group, REIT	78,032	112,891
QBE Insurance Group, Ltd.	138,669	1,257,962
Ramsay Health Care, Ltd.	13,589	596,708
REA Group, Ltd. (a)	11,471	862,694
SEEK, Ltd.	40,700	578,621
Telstra Corp., Ltd.	1,999,308	5,407,009
Transurban Group	673,806	5,928,045
Vicinity Centres, REIT	371,712	501,922
		63,761,391
Austria: 0.2%
Verbund AG	17,497	1,470,794

Belgium: 0.9%
KBC Group NV	105,932	6,820,461
Solvay SA	5,631	569,328
Umicore SA	1,448	53,257
		7,443,046
Chile: 0.2%
Antofagasta PLC	71,911	1,342,406

Denmark: 3.2%
AP Moller - Maersk A/S, Class B	267	597,707
Genmab A/S (b)	6	2,537
Novo Nordisk A/S, Class B	170,792	23,196,212
Orsted A/S	25,921	2,343,404
		26,139,860
Finland: 1.0%
Elisa OYJ	12,991	688,589
Kesko Oyj, Class B	3,159	69,802
Stora Enso OYJ, Class R	16,308	229,935
UPM-Kymmene OYJ	148,894	5,571,814
Wartsila OYJ Abp	205,873	1,735,931
		8,296,071

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
France: 11.8%
Air Liquide SA	85,925	$12,195,789
AXA SA	212,300	5,913,723
BioMerieux	102	10,716
BNP Paribas SA	262,903	14,969,469
Bouygues SA (a)	136,062	4,080,738
Bureau Veritas SA	965	25,432
Carrefour SA	87,413	1,462,065
Cie Generale des Etablissements Michelin SCA	451,839	12,587,001
Danone SA	73,738	3,886,410
Eiffage SA	98,300	9,669,184
EssilorLuxottica SA	12,461	2,254,606
Gecina SA, REIT	546	55,626
L’Oreal SA	10,949	3,920,810
Orange SA	203,085	2,015,033
Schneider Electric SE	87,178	12,242,806
SEB SA	9	755
Societe Generale SA	258,779	6,491,118
Teleperformance	6,862	1,640,465
Unibail-Rodamco-Westfield, REIT (b)	69,586	3,637,688
Valeo SA	3,617	64,628
		97,124,062
Germany: 8.1%
Allianz SE	72,718	15,529,482
Beiersdorf AG	35	4,000
Brenntag SE	59	3,763
Commerzbank AG (b)	397,807	3,719,342
Deutsche Boerse AG	35,198	6,060,745
HeidelbergCement AG	95,204	5,394,734
HelloFresh SE (b)	15,194	331,607
Henkel AG & Co. KGaA	64	4,113
LEG Immobilien SE	47,097	3,071,605
Merck KGaA	71,011	13,700,878
Puma SE	19,504	1,178,886
SAP SE	175,216	18,089,417
		67,088,572
Hong Kong: 3.6%
AIA Group, Ltd.	1,784,600	19,708,018
BOC Hong Kong Holdings, Ltd.	310,057	1,052,580
Hang Seng Bank, Ltd.	3,900	64,687
MTR Corp., Ltd.	171,915	909,233
Prudential PLC	296,834	4,047,416
Sino Land Co., Ltd.	1,708,762	2,131,313
Swire Pacific, Ltd., Class A	210,000	1,840,835

SEE NOTES TO FINANCIAL STATEMENTS	80

December 31, 2022
Schedules of Investments, continued

Impax International Sustainable Economy Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Hong Kong, continued
Swire Properties, Ltd.	200	$507
		29,754,589
Ireland: 0.6%
CRH PLC	60,656	2,412,298
Kerry Group PLC, Class A	561	50,675
Kingspan Group PLC	44,928	2,432,576
		4,895,549
Israel: 0.7%
Bank Leumi Le-Israel BM	689,832	5,745,477

Italy: 2.1%
Coca-Cola HBC AG (b)	20,664	488,472
Enel SpA	626,099	3,367,249
Intesa Sanpaolo SpA	4,551,142	10,082,640
Prysmian SpA	81,016	3,010,190
		16,948,551
Japan: 21.4%
Ajinomoto Co., Inc.	41,500	1,268,378
Astellas Pharma, Inc.	755,700	11,490,892
Azbil Corp.	52,700	1,323,152
Bridgestone Corp. (a)	298,000	10,551,309
Chugai Pharmaceutical Co., Ltd.	136,100	3,471,469
Daifuku Co, Ltd.	35,300	1,645,479
Dai-ichi Life Holdings, Inc.	284,200	6,418,194
Daiichi Sankyo Co., Ltd.	900	28,968
Denso Corp.	15,600	765,021
Eisai Co., Ltd.	48,800	3,218,459
FANUC Corp.	46,700	6,988,491
FUJIFILM Holdings Corp	300	15,000
Fujitsu, Ltd.	22,100	2,946,317
Hankyu Hanshin Holdings, Inc.	2,300	68,143
Hitachi Construction Machinery Co., Ltd.	38,500	858,028
Hoya Corp.	49,100	4,702,725
Hulic Co., Ltd. (a)	154,800	1,215,575
Kajima Corp.	774,300	9,010,767
Kao Corp.	2,000	79,401
KDDI Corp.	435,300	13,201,293
Keio Corp.	200	7,326
Kikkoman Corp.	18,900	994,832
Komatsu, Ltd.	105,600	2,282,450
Kubota Corp.	15,100	206,288
Lixil Corp.	14,500	218,603
Mitsubishi Chemical Holdings Corp.	149,200	772,411

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Japan, continued
MS&AD Insurance Group Holdings, Inc.	36,200	$1,157,308
Murata Manufacturing Co., Ltd.	127,200	6,272,890
Nintendo Co., Ltd.	137,500	5,781,404
Nippon Express Holdings, Inc. (a)	200	11,422
Nippon Paint Holdings Co., Ltd. (a)	285,200	2,239,987
Nippon Yusen KK (a)	92,500	2,181,210
Nitto Denko Corp.	49,700	2,862,456
Nomura Research Institute, Ltd.	71,100	1,690,326
NTT Data Corp.	250,800	3,654,841
Obayashi Corp.	476,300	3,597,776
Odakyu Electric Railway Co., Ltd.	100	1,295
Omron Corp.	62,400	3,015,654
Oriental Land Co., Ltd.	40,000	5,820,967
Recruit Holdings Co, Ltd.	152,600	4,776,681
Rohm Co., Ltd.	30,200	2,165,019
SCSK Corp.	39,700	600,928
Sekisui Chemical Co., Ltd.	154,700	2,156,255
Sekisui House, Ltd.	209,900	3,721,328
Shimizu Corp.	54,800	292,409
Shionogi & Co., Ltd.	32,300	1,611,548
SoftBank Corp.	651,300	7,368,589
Sompo Holdings, Inc.	28,700	1,269,777
Sumitomo Chemical Co., Ltd.	132,300	474,378
Sumitomo Metal Mining Co., Ltd.	300	10,542
Suntory Beverage & Food, Ltd.	34,200	1,164,585
TDK Corp.	46,900	1,525,825
Tobu Railway Co., Ltd.	100	2,333
Tokyo Electron, Ltd.	42,000	12,340,804
Tokyu Corp.	4,800	60,451
TOTO, Ltd.	31,000	1,051,503
West Japan Railway Co.	200	8,684
Yamaha Corp.	22,300	827,504
Yamaha Motor Co., Ltd.	239,400	5,410,742
Yaskawa Electric Corp.	78,700	2,510,956
Yokogawa Electric Corp.	104,200	1,653,755
Z Holdings Corp.	1,559,600	3,895,126
		176,936,229

81	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax International Sustainable Economy Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Netherlands: 4.1%
Akzo Nobel NV	52,117	$3,497,182
ASML Holding NV	42,247	23,035,246
Koninklijke Ahold Delhaize NV	219,898	6,322,345
NN Group NV	811	33,164
Prosus NV (b)	13,824	954,456
Wolters Kluwer NV	183	19,148
		33,861,541
New Zealand: 0.2%
Auckland International Airport, Ltd. (b)	211,266	1,047,792
Fisher & Paykel Healthcare Corp., Ltd.	17	259
Mercury NZ, Ltd.	143,879	508,287
Spark New Zealand, Ltd.	113,446	388,413
		1,944,751
Norway: 0.8%
DNB Bank ASA	9,240	182,491
Mowi ASA	6,156	104,900
Norsk Hydro ASA	522,729	3,906,021
Orkla ASA	62,229	449,127
Telenor ASA	216,126	2,019,259
		6,661,798
Poland: 0.1%
Mondi PLC	68,437	1,157,331

Portugal: 0.0% (c)
Jeronimo Martins SGPS SA	152	3,289

Singapore: 1.5%
CapitaLand Integrated Commercial Trust, REIT	202,511	308,872
CapitaLand Investment, Ltd.	2,480,726	6,855,965
City Developments, Ltd.	653,100	4,014,814
Keppel Corp., Ltd.	132,800	720,198
Singapore Exchange, Ltd.	93,200	623,217
UOL Group, Ltd.	30,200	151,839
		12,674,905
South Korea: 0.0% (c)
Delivery Hero SE (b)	34	1,632

Spain: 2.6%
Banco Bilbao Vizcaya Argentaria SA	1,431,674	8,623,352
Iberdrola SA	956,389	11,164,396
Red Electrica Corp. SA (a)	103,042	1,791,710
		21,579,458

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
Sweden: 3.2%
Assa Abloy AB, Class B	206,495	$4,441,553
Atlas Copco AB, Class A	587,871	6,965,327
Atlas Copco AB, Class B	428,447	4,571,380
Boliden AB	558	20,960
Electrolux AB, Class B (a)	23,712	320,371
Epiroc AB, Class A	536	9,760
Epiroc AB, Class B	611	9,829
Holmen AB, Class B	117	4,650
Husqvarna AB, Class B (a)	192,166	1,349,664
Nibe Industrier AB, Class B	419,296	3,913,614
Sandvik AB	130,260	2,354,005
Svenska Cellulosa AB SCA, Class B	22,459	284,436
Tele2 AB, Class B	36,489	297,671
Telefonaktiebolaget LM Ericsson, Class B	92,056	539,394
Telia Company AB (a)	569,215	1,454,497
		26,537,111
Switzerland: 10.0%
ABB, Ltd.	309,255	9,425,320
Chocoladefabriken Lindt & Spruengli AG-PC	121	1,232,995
Chocoladefabriken Lindt & Spruengli AG-Reg	36	3,703,805
Geberit AG	1,549	731,252
Givaudan SA	670	2,052,147
Kuehne & Nagel International AG	10,897	2,533,362
Lonza Group AG	11,337	5,565,054
Roche Holding AG	73,475	23,088,589
SGS SA	1,120	2,608,859
Sika AG	30,158	7,250,080
Sonova Holding AG	15,668	3,721,128
Straumann Holding AG	63,832	7,319,686
Swiss Life Holding AG	6,477	3,338,626
Swiss Re AG	104,256	9,748,079
		82,318,982
United Kingdom: 15.0%
Ashtead Group PLC	21,082	1,197,558
Associated British Foods PLC	70,064	1,328,327
AstraZeneca PLC	177,718	24,048,685
BT Group PLC	1,928,670	2,604,233
Bunzl PLC	3,999	133,047
CNH Industrial NV	240,571	3,859,238
GSK PLC	627,405	10,843,587
HSBC Holdings PLC	3,063,508	18,986,196

SEE NOTES TO FINANCIAL STATEMENTS	82

December 31, 2022
Schedules of Investments, continued

Impax International Sustainable Economy Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
COMMON STOCKS, continued
United Kingdom, continued
Informa PLC	141,652	$1,056,690
J Sainsbury PLC	465,957	1,222,120
Kingfisher PLC	8,451	24,011
Legal & General Group PLC	1,843,265	5,526,352
Lloyds Banking Group, PLC	9,136,744	4,986,038
Next PLC	4,376	306,629
Ocado Group PLC (b)	227	1,685
Persimmon PLC	110,995	1,627,477
Reckitt Benckiser Group PLC	62,744	4,349,183
RELX PLC	407,594	11,269,170
Rentokil Initial, PLC	296,173	1,819,617
Schroders PLC	15,503	81,460
Segro PLC, REIT	105,524	972,114
Spirax-Sarco Engineering, PLC	23,703	3,027,596
St James’s Place, PLC	200,006	2,634,751
Tesco PLC	1,934,321	5,212,738
Unilever PLC	230,223	11,623,456
Vodafone Group PLC	5,332,473	5,400,286
		124,142,244
Total Common Stocks
(Cost $783,739,500)		817,829,639

PREFERRED STOCKS: 0.1%
Germany: 0.1%
Henkel AG & Co. KGaA	6,074	421,005
(Cost $582,317)

MONEY MARKET: 0.5%
State Street Institutional U.S. Government Money Market Fund, 4.120% (d)(e)	4,112,932	4,112,932
(Cost $4,112,932)

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.333% (d)(e)	5,213,817	$5,213,817
(Cost $5,213,817)

TOTAL INVESTMENTS: 100.2%
(Cost $793,648,566)		827,577,393

PAYABLE UPON RETURN OF SECURITIES LOANED (NET):- 0.6%		(5,213,817)

Other assets and liabilities — (NET): 0.4%		3,521,316

NET ASSETS: 100.0%		$825,884,892

(a)	Security or partial position of this security was on loan as of December 31, 2022. The total market value of securities on loan as of December 31, 2022 was $18,582,768.
(b)	Non-income producing security.
(c)	Rounds to less than 0.05%
(d)	Rate shown represents annualized 7-day yield as of December 31, 2022
(e)	Premier Class shares

REIT - Real Estate Investment Trust

SUMMARY OF INVESTMENTS BY SECTOR

Sector	Value	Percent Of Net Assets
Communication Services	$53,019,407	6.4%
Consumer Discretionary	50,837,701	6.2%
Consumer Staples	54,680,067	6.7%
Financials	193,911,482	23.5%
Health Care	139,713,503	16.9%
Industrials	140,787,004	17.0%
Information Technology	83,424,499	10.1%
Materials	53,871,535	6.5%
Real Estate	27,359,606	3.3%
Utilities	20,645,840	2.5%
Money Market	4,112,932	0.5%
Other assets and liabilities (net)	3,521,316	0.4%
Total	$825,884,892	100.0%

83	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax Core Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS: 98.8%
Community Investment Notes: 0.1%
CEI Investment Note, 2.000%, 11/03/23 (a)(b)	$304,521	$304,521
Envest Microfinance Fund, LLC, 4.000%, 04/20/26 (a)	250,000	240,088
Envest Microfinance Fund, LLC, 4.380%, 10/25/23 (a)(b)	150,000	150,000
(Cost $704,521)		694,609

CORPORATE BONDS: 37.1%
Communication Services: 2.9%
Alphabet, Inc., 1.900%, 08/15/40	700,000	467,256
Altice France Holding SA, 144A, 10.500%, 05/15/27 (c)	1,000,000	764,650
AT&T, Inc., 0.900%, 03/25/24	1,500,000	1,425,137
AT&T, Inc., 4.300%, 02/15/30	1,000,000	943,964
AT&T, Inc., 2.750%, 06/01/31	2,000,000	1,662,467
AT&T, Inc., 3.500%, 09/15/53	1,000,000	679,435
CCO Holdings, LLC/Capital Corp., 144A, 4.750%, 03/01/30 (c)	1,000,000	864,700
Charter Communications Operating, LLC/Capital, 5.050%, 03/30/29	1,000,000	942,898
Cogent Communications Group, Inc., 144A, 7.000%, 06/15/27 (c)	1,000,000	981,178
Discovery Communications, LLC, 3.950%, 03/20/28	1,500,000	1,333,929
Level 3 Financing, Inc., 144A, 3.750%, 07/15/29 (c)	1,000,000	720,700
Level 3 Financing, Inc., 144A, 3.875%, 11/15/29 (c)	1,000,000	790,935
Sprint Corp., 7.875%, 09/15/23	2,000,000	2,032,372
T-Mobile USA, Inc., 4.750%, 02/01/28	1,000,000	974,493
T-Mobile USA, Inc., 3.500%, 04/15/31	1,500,000	1,298,587

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Communication Services, continued
T-Mobile USA, Inc., 3.000%, 02/15/41	$1,000,000	$709,413
Verizon Communications, Inc., 2.355%, 03/15/32	1,011,000	804,096
Verizon Communications, Inc., 3.400%, 03/22/41	1,500,000	1,133,787
Verizon Communications, Inc., 3.875%, 03/01/52 (d)	1,000,000	763,282
Walt Disney Co., The, 3.350%, 03/24/25	1,000,000	969,441
Warnermedia Holdings, Inc., 144A, 3.638%, 03/15/25 (c)	1,750,000	1,665,622
Warnermedia Holdings, Inc., 144A, 4.054%, 03/15/29 (c)	1,000,000	867,040
		22,795,382
Consumer Discretionary: 3.0%
Amazon.com, Inc., 2.730%, 04/13/24	500,000	487,380
Amazon.com, Inc., 3.450%, 04/13/29	2,500,000	2,340,578
Amazon.com, Inc., 2.875%, 05/12/41	800,000	600,135
Amazon.com, Inc., 2.500%, 06/03/50	1,000,000	634,783
American Museum of Natural History, The, 3.121%, 07/15/52	750,000	491,789
American University, The, 3.672%, 04/01/49	1,000,000	771,516
Aptiv, PLC/Corp., 3.250%, 03/01/32	750,000	615,425
California Endowment, The, 2.498%, 04/01/51	1,000,000	619,514
Doris Duke Charitable Foundation, The, 2.345%, 07/01/50	2,000,000	1,179,057
Expedia Group, Inc., 144A, 6.250%, 05/01/25 (c)	1,000,000	1,009,288
Ford Foundation, The, 2.415%, 06/01/50	750,000	475,283

SEE NOTES TO FINANCIAL STATEMENTS	84

December 31, 2022
Schedules of Investments, continued

Impax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Discretionary, continued
Ford Motor Co., 3.250%, 02/12/32	$2,350,000	$1,766,545
Ford Motor Co., 4.750%, 01/15/43	1,000,000	720,048
Ford Motor Credit Co., LLC, 4.950%, 05/28/27	500,000	467,385
General Motors Co., 5.400%, 10/15/29	1,000,000	956,519
Home Depot Inc., The, 4.500%, 09/15/32 (d)	1,000,000	979,569
Home Depot, Inc., The, 2.875%, 04/15/27	750,000	700,691
IHO Verwaltungs GmbH, 144A, 6.375%, 05/15/29 (c)	1,000,000	846,825
Local Initiatives Support Corp., 1.000%, 11/15/25 (a)	1,000,000	883,312
Lowe’s Cos., Inc., 5.000%, 04/15/33 (d)	1,000,000	979,448
Lowe’s Cos., Inc., 2.800%, 09/15/41	750,000	513,214
Lowe’s Cos., Inc., 3.000%, 10/15/50 (d)	250,000	160,106
Macy’s Retail Holdings, LLC, 5.125%, 01/15/42	1,000,000	655,230
Massachusetts Institute of Technology, 3.067%, 04/01/52	700,000	516,241
Nature Conservancy, The, 1.861%, 07/01/33	266,000	198,339
Nature Conservancy, The, 3.957%, 03/01/52	750,000	600,676
Starbucks Corp., 2.250%, 03/12/30	1,000,000	832,979
Starbucks Corp., 4.450%, 08/15/49	2,000,000	1,710,200
Whirlpool Corp., 2.400%, 05/15/31	1,000,000	794,524
WK Kellogg Foundation Trust, 144A, 2.443%, 10/01/50 (c)	1,000,000	607,166
		24,113,765

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Staples: 2.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons, LLC, 144A, 3.250%, 03/15/26 (c)	$1,000,000	$913,630
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons, LLC, 144A, 4.625%, 01/15/27 (c)	1,000,000	931,070
Campbell Soup Co., 2.375%, 04/24/30	1,000,000	834,438
Capital Impact Partners, 2.300%, 10/15/24 (a)	500,000	459,396
Clorox Co., The, 1.800%, 05/15/30	1,500,000	1,197,594
CVS Health Corp., 4.300%, 03/25/28	219,000	212,234
CVS Health Corp., 2.125%, 09/15/31	2,000,000	1,590,837
CVS Health Corp., 5.125%, 07/20/45	1,000,000	916,293
CVS Health Corp., 5.050%, 03/25/48	1,000,000	902,635
Darling Ingredients, Inc., 144A, 6.000%, 06/15/30 (c)	1,500,000	1,468,276
General Mills, Inc., 2.875%, 04/15/30	1,000,000	866,236
General Mills, Inc., 2.250%, 10/14/31	750,000	605,168
Kellogg Co., 2.100%, 06/01/30	1,000,000	815,285
Keurig Dr Pepper, Inc., 0.750%, 03/15/24	1,000,000	949,719
Keurig Dr Pepper, Inc., 3.200%, 05/01/30	1,000,000	873,761
Keurig Dr Pepper, Inc., 4.050%, 04/15/32	1,250,000	1,140,651
Keurig Dr Pepper, Inc., 3.350%, 03/15/51	250,000	172,819
Kraft Heinz Foods Co., 4.250%, 03/01/31	1,000,000	937,620

85	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Staples, continued
Kraft Heinz Foods Co., 4.375%, 06/01/46	$1,000,000	$817,191
PepsiCo., Inc., 3.900%, 07/18/32	1,000,000	945,975
PepsiCo., Inc., 2.875%, 10/15/49	1,000,000	719,468
Raza Development Fund, Inc., 3.534%, 07/01/34	1,000,000	840,636
Sysco Corp., 5.950%, 04/01/30	995,000	1,032,232
		20,143,164
Energy: 0.2%
MidAmerican Energy Co., 3.100%, 05/01/27	1,000,000	937,982
MidAmerican Energy Co., 3.650%, 04/15/29	1,000,000	937,118
		1,875,100
Financials: 11.4%
Aflac, Inc., 1.125%, 03/15/26	1,500,000	1,330,659
Aflac, Inc., 3.600%, 04/01/30	1,000,000	907,472
Allstate Corp., The, 1.450%, 12/15/30	2,000,000	1,536,445
Allstate Corp., The, 3.850%, 08/10/49	1,000,000	778,961
Assured Guaranty US Holdings, Inc., 3.150%, 06/15/31	1,000,000	844,168
Astrazeneca Finance, LLC, 1.750%, 05/28/28	1,000,000	860,154
Bank of America Corp., 1.486%, 05/19/24 (e)	1,650,000	1,624,371
Bank of America Corp., 0.981%, 09/25/25 (e)	2,000,000	1,842,032
Bank of America Corp., 3.559%, 04/23/27 (e)	1,000,000	938,066
Bank of America Corp., 6.204%, 11/10/28 (e)	2,000,000	2,068,537
Bank of America Corp., 2.572%, 10/20/32 (e)	1,000,000	785,682
Bank of America Corp., 4.083%, 03/20/51 (e)	1,000,000	787,414
Bank of Montreal, 1.250%, 09/15/26	2,000,000	1,750,109

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
Bank of New York Mellon Corp., The, 3.400%, 01/29/28	$1,000,000	$930,938
Bank of New York Mellon Corp., The, 5.834%, 10/25/33 (e)	1,000,000	1,039,826
BlueHub Loan Fund, Inc., 2.890%, 01/01/27	1,000,000	872,698
BNG Bank NV, 144A, 0.500%, 11/24/25 (c)	250,000	223,529
Calvert Impact Capital, Inc., 3.000%, 03/14/25 (a)	1,000,000	1,028,380
Century Housing Corp., 0.950%, 02/15/23	1,000,000	994,705
Chubb INA Holdings, Inc., 1.375%, 09/15/30 (d)	2,000,000	1,557,101
Chubb INA Holdings, Inc., 2.850%, 12/15/51 (d)	250,000	166,387
Citigroup, Inc., 1.281%, 11/03/25 (e)	1,500,000	1,383,173
Citigroup, Inc., 2.014%, 01/25/26 (e)	2,000,000	1,855,060
Goldman Sachs Group Inc., The, 0.855%, 02/12/26 (e)	2,500,000	2,262,478
Goldman Sachs Group, Inc., The, 3.210%, 04/22/42 (e)	750,000	543,102
ING Groep NV, 3.869%, 03/28/26 (e)	1,500,000	1,444,667
JPMorgan Chase & Co., 0.653%, 09/16/24 (e)	3,000,000	2,893,867
JPMorgan Chase & Co., 0.563%, 02/16/25 (e)	2,000,000	1,887,014
JPMorgan Chase & Co., 0.768%, 08/09/25 (e)	2,000,000	1,847,086
JPMorgan Chase & Co., 2.947%, 02/24/28 (e)	1,000,000	906,037
JPMorgan Chase & Co., 3.964%, 11/15/48 (e)	1,000,000	784,693
Kreditanstalt fuer Wiederaufbau, 2.625%, 02/28/24	5,000,000	4,879,582

SEE NOTES TO FINANCIAL STATEMENTS	86

December 31, 2022
Schedules of Investments, continued

Impax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
Kreditanstalt fuer Wiederaufbau, 0.500%, 09/20/24 (d)	$1,000,000	$932,427
Kreditanstalt fuer Wiederaufbau, 2.000%, 05/02/25	3,000,000	2,841,250
Kreditanstalt fuer Wiederaufbau, 3.125%, 06/10/25	2,000,000	1,942,492
Kreditanstalt fuer Wiederaufbau, 0.375%, 07/18/25	1,000,000	904,889
Kreditanstalt fuer Wiederaufbau, 0.625%, 01/22/26	5,000,000	4,480,586
Kreditanstalt fuer Wiederaufbau, 1.000%, 10/01/26 (d)	1,500,000	1,333,917
Kreditanstalt fuer Wiederaufbau, 1.750%, 09/14/29	4,000,000	3,457,611
MetLife, Inc., 4.875%, 11/13/43	1,000,000	939,328
Metropolitan Life Global Funding I, 144A, 0.950%, 07/02/25 (c)(d)	3,000,000	2,720,773
Morgan Stanley, 4.602%, 11/10/23 (e)	3,000,000	2,992,046
Morgan Stanley, 3.625%, 01/20/27	2,000,000	1,888,941
Morgan Stanley, 4.457%, 04/22/39 (e)	1,000,000	881,791
Morgan Stanley, 6.375%, 07/24/42	1,000,000	1,089,835
National Bank of Canada, 0.550%, 11/15/24 (d)(e)	1,600,000	1,531,906
NatWest Group, PLC, 2.359%, 05/22/24 (e)	2,000,000	1,971,665
OneMain Finance Corp., 3.500%, 01/15/27	1,000,000	829,220
PNC Financial Services Group Inc., The, 1.150%, 08/13/26	1,000,000	879,042

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
PNC Financial Services Group, Inc., The, 3.450%, 04/23/29	$500,000	$458,093
Progressive Corp., The, 3.200%, 03/26/30	1,500,000	1,349,657
Prudential Financial, Inc., 1.500%, 03/10/26	250,000	225,381
Prudential Financial, Inc., 4.350%, 02/25/50	1,000,000	852,066
Royal Bank of Canada, 3.970%, 07/26/24	1,000,000	986,070
Royal Bank of Canada, 1.150%, 06/10/25	2,000,000	1,832,461
Sumitomo Mitsui Financial Group, Inc., 0.508%, 01/12/24	2,000,000	1,904,754
Toronto-Dominion Bank, The, 2.650%, 06/12/24	1,000,000	967,922
Toronto-Dominion Bank, The, 2.800%, 03/10/27	750,000	688,936
Toronto-Dominion Bank, The, 4.456%, 06/08/32	800,000	764,948
Travelers Cos, Inc., The, 4.100%, 03/04/49	1,000,000	818,908
Travelers Cos. Inc., The, 6.250%, 06/15/37	1,000,000	1,084,574
Truist Financial Corp., 1.267%, 03/02/27 (e)	2,500,000	2,217,777
USAA Capital Corp., 144A, 2.125%, 05/01/30 (c)	1,000,000	821,903
VZ Secured Financing BV, 144A, 5.000%, 01/15/32 (c)	1,000,000	814,431
		90,959,993
Health Care: 3.5%
AbbVie, Inc., 3.600%, 05/14/25	1,000,000	970,049
AbbVie, Inc., 3.200%, 11/21/29	1,000,000	903,751
AbbVie, Inc., 4.250%, 11/21/49	1,000,000	835,026
Agilent Technologies, Inc., 2.300%, 03/12/31	2,000,000	1,617,564

87	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care, continued
Amgen, Inc., 3.000%, 02/22/29	$750,000	$665,645
Amgen, Inc., 4.200%, 03/01/33	500,000	464,128
Avantor Funding, Inc., 144A, 4.625%, 07/15/28 (c)	1,000,000	910,720
Becton Dickinson & Co., 3.700%, 06/06/27 (d)	1,000,000	946,408
Becton Dickinson & Co., 4.298%, 08/22/32	750,000	704,285
Becton Dickinson & Co., 4.669%, 06/06/47	1,000,000	885,038
Bristol-Myers Squibb Co., 3.550%, 03/15/42	1,000,000	816,099
Elevance Health, Inc., 2.375%, 01/15/25	1,000,000	950,033
Elevance Health, Inc., 1.500%, 03/15/26	500,000	449,965
Elevance Health, Inc., 4.101%, 03/01/28	1,000,000	960,156
Elevance Health, Inc., 2.250%, 05/15/30	1,000,000	829,525
HealthEquity, Inc., 144A, 4.500%, 10/01/29 (c)	1,000,000	875,150
Kaiser Foundation Hospitals, 2.810%, 06/01/41	1,000,000	728,610
Kaiser Foundation Hospitals, 3.266%, 11/01/49	1,000,000	727,044
Laboratory Corp of America Holdings, 3.600%, 02/01/25	1,000,000	969,211
Laboratory Corp of America Holdings, 1.550%, 06/01/26	1,000,000	886,928
Merck & Co., Inc., 2.350%, 06/24/40	1,000,000	699,541
Novant Health, Inc., 2.637%, 11/01/36	1,500,000	1,110,637
Pfizer, Inc., 1.750%, 08/18/31	2,250,000	1,812,067
Quest Diagnostics, Inc., 3.450%, 06/01/26	1,000,000	954,936
Seattle Children’s Hospital, 1.208%, 10/01/27	1,000,000	812,715

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care, continued
Thermo Fisher Scientific, Inc., 1.750%, 10/15/28	$500,000	$424,401
Thermo Fisher Scientific, Inc., 2.000%, 10/15/31	1,500,000	1,218,776
UnitedHealth Group, Inc., 3.700%, 05/15/27 (d)	750,000	726,688
UnitedHealth Group, Inc., 5.250%, 02/15/28	500,000	512,053
UnitedHealth Group, Inc., 2.750%, 05/15/40	500,000	364,696
UnitedHealth Group, Inc., 3.050%, 05/15/41	750,000	566,660
Zoetis, Inc., 3.000%, 09/12/27	1,000,000	926,147
Zoetis, Inc., 3.900%, 08/20/28	1,000,000	951,858
		28,176,510
Industrials: 2.7%
Ashtead Capital, Inc., 144A, 5.500%, 08/11/32 (c)	2,000,000	1,918,790
Burlington Northern Santa Fe, LLC, 3.550%, 02/15/50	1,000,000	770,703
Caterpillar, Inc., 2.600%, 04/09/30	1,000,000	871,711
Cummins, Inc., 7.125%, 03/01/28	1,000,000	1,096,096
Johnson Controls International PLC/Tyco Fire & Security Finance SCA, 1.750%, 09/15/30	1,000,000	801,112
Masco Corp., 1.500%, 02/15/28 (d)	1,000,000	829,551
Norfolk Southern Corp., 2.300%, 05/15/31	2,500,000	2,061,325
Norfolk Southern Corp., 2.900%, 08/25/51	1,500,000	975,939
Republic Services, Inc., 1.450%, 02/15/31	2,000,000	1,546,630
Roper Technologies, Inc., 2.000%, 06/30/30	1,500,000	1,205,482
Standard Industries, Inc., 144A, 4.750%, 01/15/28 (c)	1,000,000	901,350

SEE NOTES TO FINANCIAL STATEMENTS	88

December 31, 2022
Schedules of Investments, continued

Impax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Industrials, continued
Tesla Energy Operations, Inc., 4.700%, 05/29/25 (a)	$2,000,000	$1,843,064
Union Pacific Corp., 2.400%, 02/05/30	500,000	428,878
Union Pacific Corp., 3.200%, 05/20/41	1,000,000	788,851
United Rentals North America, Inc., 5.250%, 01/15/30	2,000,000	1,882,710
Waste Management, Inc., 3.150%, 11/15/27 (d)	2,500,000	2,336,340
Waste Management, Inc., 2.500%, 11/15/50	350,000	219,636
Xylem, Inc., 1.950%, 01/30/28	1,500,000	1,292,490
		21,770,658
Information Technology: 4.3%
Analog Devices, Inc., 2.950%, 04/01/25	1,000,000	962,653
Analog Devices, Inc., 1.700%, 10/01/28	750,000	636,909
Apple, Inc., 3.350%, 02/09/27	2,500,000	2,394,069
Apple, Inc., 2.375%, 02/08/41	1,000,000	710,759
Apple, Inc., 2.400%, 08/20/50	1,000,000	626,568
Apple, Inc., 3.950%, 08/08/52	750,000	641,614
Block, Inc., 3.500%, 06/01/31 (d)	2,000,000	1,598,400
Broadcom Inc, 144A, 4.926%, 05/15/37 (c)	2,000,000	1,751,914
Broadcom, Inc., 144A, 3.500%, 02/15/41 (c)	1,000,000	713,656
CDW, LLC/Finance Corp., 3.276%, 12/01/28	2,000,000	1,716,070
Dell International, LLC/EMC Corp., 6.020%, 06/15/26	1,000,000	1,021,385
Fiserv, Inc., 3.500%, 07/01/29	1,500,000	1,354,582
Gen Digital, Inc., 144A, 6.750%, 09/30/27 (c)	600,000	588,780
Gen Digital, Inc., 144A, 7.125%, 09/30/30 (c)(d)	550,000	541,118
Hewlett Packard Enterprise Co., 1.450%, 04/01/24	2,500,000	2,387,028

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Information Technology, continued
HP, Inc., 2.650%, 06/17/31	$1,500,000	$1,172,177
KLA Corp., 4.950%, 07/15/52	2,000,000	1,869,117
MasterCard, Inc., 2.950%, 06/01/29	500,000	452,412
MasterCard, Inc., 2.950%, 03/15/51	1,000,000	712,830
Microchip Technology, Inc., 0.972%, 02/15/24	1,000,000	950,056
Microsoft Corp., 2.921%, 03/17/52	1,000,000	712,672
NetApp, Inc., 1.875%, 06/22/25	1,000,000	919,373
NXP BV/Funding, LLC/USA, Inc., 2.500%, 05/11/31	1,500,000	1,198,472
NXP BV/Funding, LLC/USA, Inc., 5.000%, 01/15/33	800,000	757,952
Open Text Corp., 144A, 6.900%, 12/01/27 (c)	1,000,000	1,001,300
QUALCOMM, Inc., 6.000%, 05/20/53	2,000,000	2,136,858
Texas Instruments, Inc., 4.600%, 02/15/28	1,500,000	1,500,819
TSMC Global, Ltd., 144A, 1.250%, 04/23/26 (c)	1,000,000	896,811
Visa, Inc., 3.650%, 09/15/47	2,000,000	1,648,406
Western Digital Corp., 2.850%, 02/01/29	1,000,000	775,115
		34,349,875
Materials: 0.6%
Ardagh Metal Packaging Finance USA, LLC/Finance PLC, 144A, 4.000%, 09/01/29 (c)	1,000,000	794,402
Ball Corp., 6.875%, 03/15/28	1,000,000	1,028,470
Ecolab, Inc., 5.250%, 01/15/28	1,000,000	1,020,699
Ecolab, Inc., 2.125%, 08/15/50	500,000	280,972
Ecolab, Inc., 2.750%, 08/18/55	950,000	571,108
Graphic Packaging International, LLC, 144A, 3.750%, 02/01/30 (c)	1,000,000	851,254
		4,546,905

89	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Real Estate: 2.7%
Alexandria Real Estate Equities, Inc., 2.000%, 05/18/32	$500,000	$384,175
Alexandria Real Estate Equities, Inc., 1.875%, 02/01/33	1,000,000	746,295
American Tower Corp., 1.600%, 04/15/26	500,000	445,124
American Tower Corp., 3.650%, 03/15/27	500,000	467,735
American Tower Corp., 2.100%, 06/15/30	250,000	198,438
American Tower Corp., 2.950%, 01/15/51	500,000	311,645
Brandywine Operating Partnership, LP, 7.550%, 03/15/28	2,000,000	1,964,812
Brixmor Operating Partnership, LP, 4.125%, 06/15/26	2,500,000	2,360,459
Crown Castle, Inc., 1.050%, 07/15/26	1,000,000	865,224
Crown Castle, Inc., 3.300%, 07/01/30	500,000	438,578
Crown Castle, Inc., 2.500%, 07/15/31	500,000	404,179
Equinix, Inc., 1.000%, 09/15/25	1,000,000	895,242
Equinix, Inc., 3.900%, 04/15/32	1,250,000	1,114,069
HAT Holdings I ,LLC/HAT Holdings II, LLC, 144A, 3.375%, 06/15/26 (c)	850,000	739,662
HAT Holdings I, LLC/HAT Holdings II, LLC, 144A, 3.750%, 09/15/30 (c)	1,000,000	736,616
Mid-America Apartments, LP, 3.950%, 03/15/29	2,000,000	1,881,417
Prologis, LP, 1.250%, 10/15/30	500,000	380,174
Prologis, LP, 1.625%, 03/15/31 (d)	1,000,000	775,256

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Real Estate, continued
Regency Centers, LP, 2.950%, 09/15/29	$1,500,000	$1,262,074
Regency Centers, LP, 3.700%, 06/15/30	570,000	498,540
SBA Tower Trust, 144A, 1.631%, 11/15/26 (c)	1,000,000	850,779
SBA Tower Trust, 144A, 1.840%, 04/15/27 (c)	2,000,000	1,697,294
Welltower, Inc., 3.850%, 06/15/32	1,500,000	1,276,934
Welltower, Inc., 6.500%, 03/15/41	1,000,000	1,000,507
		21,695,228
Utilities: 3.3%
AES Corp., The, 1.375%, 01/15/26	2,000,000	1,778,126
AES Corp., The, 2.450%, 01/15/31	1,000,000	797,861
American Water Capital Corp., 2.800%, 05/01/30	3,000,000	2,601,035
Avangrid, Inc., 3.200%, 04/15/25	1,000,000	956,496
Clearway Energy Operating, LLC, 144A, 3.750%, 02/15/31 (c)	2,000,000	1,663,048
Consolitated Edison Co. of New York, Inc., 3.350%, 04/01/30	1,000,000	901,726
DTE Electric Co., 1.900%, 04/01/28	1,500,000	1,306,176
DTE Electric Co., 3.950%, 03/01/49	1,000,000	824,691
Georgia Power Co., 3.250%, 03/15/51	1,000,000	692,814
Leeward Renewable Energy Operations, LLC, 144A, 4.250%, 07/01/29 (c)	1,500,000	1,283,502
Niagara Mohawk Power Corp., 144A, 1.960%, 06/27/30 (c)	2,000,000	1,585,425
NSTAR Electric Co., 3.250%, 05/15/29	3,000,000	2,737,194

SEE NOTES TO FINANCIAL STATEMENTS	90

December 31, 2022
Schedules of Investments, continued

Impax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
CORPORATE BONDS, continued
Utilities, continued
Pattern Energy Operations, LP/Inc., 144A, 4.500%, 08/15/28 (c)	$1,000,000	$898,404
PG&E Energy Recovery Funding, LLC, 2.822%, 07/15/46	750,000	526,046
PG&E Recovery Funding, LLC, 5.536%, 07/15/47	2,625,000	2,672,676
SCE Recovery Funding, LLC, 2.943%, 11/15/42	1,250,000	982,015
Southern Power Co., 4.150%, 12/01/25	1,000,000	981,181
Southern Power Co., 0.900%, 01/15/26	500,000	440,693
Southwestern Public Service Co., 3.150%, 05/01/50	1,500,000	1,042,137
Sunnova Energy Corp., 144A, 5.875%, 09/01/26 (c)(d)	750,000	670,980
Union Electric Co., 2.150%, 03/15/32	1,000,000	793,130
		26,135,356
Total Corporate Bonds
(Cost $337,841,927)		296,561,936

U.S. GOVERNMENT AGENCY BONDS: 1.1%
Federal Farm Credit Bank (Agency): 0.3%
Federal Farm Credit Banks Funding Corp., 2.500%, 04/14/36	3,000,000	2,279,938

US International Development Finance Corp. (Agency): 0.8%
United States International Development Finance Corp., 4.460%, 09/15/26 (e)	1,250,000	1,250,000
United States International Development Finance Corp., 3.130%, 04/15/28	1,000,000	936,843
United States International Development Finance Corp., 1.650%, 04/15/28	500,000	438,519

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
U.S. GOVERNMENT AGENCY BONDS, continued
US International Development Finance Corp., continued
United States International Development Finance Corp., 1.440%, 04/15/28	$1,000,000	$868,716
United States International Development Finance Corp., 4.420%, 03/15/30 (e)	2,000,000	2,000,000
United States International Development Finance Corp., 3.520%, 09/20/32	1,392,857	1,323,606
		6,817,684
TOTAL U.S. GOVERNMENT AGENCY BONDS
(Cost $9,476,089)		9,097,622

GOVERNMENT BONDS: 0.8%
Caisse d’Amortissement de la Dette Sociale, 144A, 1.375%, 01/20/31 (c)	3,000,000	2,420,029
Kommunalbanken AS, 144A, 0.500%, 10/21/24 (c)	500,000	464,138
Kommunalbanken AS, 144A, 4.625%, 10/24/25 (c)	500,000	502,209
Kommunalbanken AS, 144A, 1.125%, 10/26/26 (c)	1,500,000	1,329,166
Kommunalbanken AS, 144A, 1.125%, 06/14/30 (c)	1,000,000	801,908
Ontario Teachers’ Finance Trust, 144A, 1.250%, 09/27/30 (c)	1,000,000	784,343
TOTAL GOVERNMENT BONDS
(Cost $7,085,261)		6,301,793

SUPRANATIONAL BONDS: 11.4%
Council of Europe Development Bank, 3.000%, 06/16/25 (d)	1,000,000	966,356
European Bank for Reconstruction & Development, 0.250%, 07/10/23	3,000,000	2,928,437

91	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
SUPRANATIONAL BONDS, continued
European Bank for Reconstruction & Development, 1.625%, 09/27/24	$3,000,000	$2,849,944
European Bank for Reconstruction & Development, 0.500%, 11/25/25	3,000,000	2,683,270
European Investment Bank, 2.500%, 03/15/23	5,000,000	4,979,307
European Investment Bank, 3.125%, 12/14/23	3,000,000	2,953,196
European Investment Bank, 3.250%, 01/29/24	8,000,000	7,870,266
European Investment Bank, 2.750%, 08/15/25 (d)	2,000,000	1,922,101
European Investment Bank, 1.375%, 03/15/27 (d)	2,000,000	1,789,872
European Investment Bank, 1.750%, 03/15/29 (d)	800,000	696,866
European Investment Bank, 0.750%, 09/23/30	1,000,000	785,808
European Investment Bank, 1.250%, 02/14/31 (d)	2,000,000	1,628,122
Inter-American Development Bank, 0.250%, 11/15/23 (d)	4,000,000	3,843,101
Inter-American Development Bank, 2.625%, 01/16/24	3,000,000	2,931,633
Inter-American Development Bank, 0.340%, 10/15/24	4,000,000	3,696,573
Inter-American Development Bank, 1.750%, 03/14/25 (d)	3,000,000	2,829,345
Inter-American Development Bank, 0.625%, 07/15/25	3,000,000	2,731,999
Inter-American Development Bank, 0.875%, 04/20/26	2,000,000	1,790,251

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
SUPRANATIONAL BONDS, continued
Inter-American Development Bank, 1.500%, 01/13/27	$2,000,000	$1,800,862
Inter-American Development Bank, 0.625%, 09/16/27	600,000	509,503
Inter-American Development Bank, 3.500%, 09/14/29	4,500,000	4,328,167
Inter-American Development Bank, 1.125%, 01/13/31	3,250,000	2,598,988
Inter-American Investment Corp., 2.625%, 04/22/25	1,000,000	957,951
International Bank for Reconstruction & Development, 1.625%, 01/15/25	8,000,000	7,558,708
International Bank for Reconstruction & Development, 0.625%, 04/22/25	5,000,000	4,588,290
International Bank for Reconstruction & Development, 0.500%, 10/28/25 (d)	500,000	449,375
International Bank for Reconstruction & Development, 3.125%, 06/15/27	2,000,000	1,912,058
International Bank for Reconstruction & Development, 0.750%, 11/24/27 (d)	1,000,000	850,290
International Bank for Reconstruction & Development, 1.375%, 04/20/28	1,500,000	1,303,998
International Bank for Reconstruction & Development, 4.477%, 02/11/31 (e)	2,000,000	1,984,085

SEE NOTES TO FINANCIAL STATEMENTS	92

December 31, 2022
Schedules of Investments, continued

Impax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
SUPRANATIONAL BONDS, continued
International Bank for Reconstruction & Development, 1.625%, 11/03/31	$1,500,000	$1,229,242
International Bank for Reconstruction & Development, 2.750%, 05/31/36	2,000,000	1,630,436
International Development Association, 144A, 0.375%, 09/23/25 (c)	3,200,000	2,869,318
International Finance Corp., 0.375%, 07/16/25	1,000,000	904,718
International Finance Corp., 0.750%, 10/08/26	2,250,000	1,973,107
Nordic Investment Bank, 0.375%, 09/20/24	1,500,000	1,395,375
Nordic Investment Bank, 0.375%, 09/11/25	3,000,000	2,695,756
TOTAL SUPRANATIONAL BONDS
(Cost $98,634,833)		91,416,674

MUNICIPAL BONDS: 2.1%
California Health Facilities Financing Authority, 1.970%, 06/01/23	500,000	495,174
California Health Facilities Financing Authority, 4.190%, 06/01/37	1,750,000	1,566,398
California State University, 2.795%, 11/01/41	500,000	356,163
California State University, 2.939%, 11/01/52	905,000	614,085
City of Los Angeles CA Wastewater System Revenue, 4.029%, 06/01/39	1,020,000	898,504
City of San Francisco CA Public Utilities Commission Water Revenue, 3.303%, 11/01/39	2,000,000	1,638,008

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MUNICIPAL BONDS, continued
Commonwealth of Massachusetts, 3.881%, 01/15/31	$2,000,000	$1,860,248
Commonwealth of Massachusetts, 3.277%, 06/01/46	2,000,000	1,524,363
Massachusetts School Building Authority, 3.395%, 10/15/40	1,000,000	808,816
Santa Clara Valley Water District, 3.369%, 06/01/27	1,305,000	1,232,664
State of California, 7.550%, 04/01/39	2,000,000	2,508,324
State of Oregon, 4.721%, 05/01/42	2,000,000	1,891,669
University of Massachusetts Building Authority, 6.573%, 05/01/39	125,000	125,104
University of Massachusetts Building Authority, 5.450%, 11/01/40	1,225,000	1,254,941
TOTAL MUNICIPAL BONDS
(Cost $19,268,884)		16,774,461

U.S. TREASURY NOTES: 14.9%
0.125%, 07/15/24 (TIPS)	5,019,640	4,858,415
4.500%, 11/15/25	4,000,000	4,024,688
0.625%, 01/15/26 (TIPS)	3,762,120	3,612,264
0.375%, 07/15/27 (TIPS)	4,872,440	4,593,963
3.875%, 11/30/27 (d)	28,000,000	27,851,250
4.000%, 10/31/29	3,000,000	3,001,641
0.875%, 11/15/30	2,000,000	1,599,063
4.125%, 11/15/32	9,000,000	9,186,328
5.000%, 05/15/37	2,000,000	2,235,234
4.000%, 11/15/42 (d)	36,000,000	35,257,499
1.000%, 02/15/48 (TIPS)	1,208,340	1,018,245
4.000%, 11/15/52	21,750,000	21,787,383
TOTAL U.S. TREASURY NOTES
(Cost $122,467,123)		119,025,973

ASSET-BACKED SECURITIES: 6.2%
CarMax Auto Owner Trust 2019-4, 2.800%, 04/15/26	2,000,000	1,922,048
CarMax Auto Owner Trust 2020-3, 2.530%, 01/15/27	2,000,000	1,875,340

93	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
ASSET-BACKED SECURITIES, continued
College Avenue Student Loans 2021-B, LLC, 144A, 1.760%, 06/25/52 (c)	$382,404	$318,110
Commonbond Student Loan Trust 2018-C-GS, 144A, 3.870%, 02/25/46 (c)	554,297	531,457
Commonbond Student Loan Trust 2019-A-GS, 144A, 2.540%, 01/25/47 (c)	606,397	545,692
Commonbond Student Loan Trust 2020-A-GS, 144A, 1.980%, 08/25/50 (c)	532,803	454,246
Commonbond Student Loan Trust 2021-A-GS, 144A, 1.200%, 03/25/52 (c)	289,619	234,762
Commonbond Student Loan Trust 2021-B-GS, 144A, 1.170%, 09/25/51 (c)	372,700	302,935
Foundation Finance Trust 2019-1, 144A, 3.860%, 11/15/34 (c)	1,141,312	1,117,915
Foundation Finance Trust 2021-1, 144A, 1.270%, 05/15/41 (c)	1,254,322	1,122,704
Foundation Finance Trust 2021-2, 144A, 2.190%, 01/15/42 (c)	511,206	467,606
FRTKL 2021-SFR1, 144A, 1.571%, 09/17/38 (c)	1,000,000	855,785
GoodLeap Sustainable Home Solutions Trust 2022-2, 144A, 4.000%, 04/20/49 (c)	2,480,054	2,022,012
Loanpal Solar Loan 2021-1, Ltd., 144A, 2.290%, 01/20/48 (c)	894,016	682,295
Loanpal Solar Loan 2021-2 Ltd, 144A, 2.220%, 03/20/48 (c)	572,543	420,279
Mill City Solar Loan 2019-1, Ltd., 144A, 4.340%, 03/20/43 (c)	478,575	448,994

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
ASSET-BACKED SECURITIES, continued
Mill City Solar Loan 2019-2, Ltd., 144A, 3.690%, 07/20/43 (c)	$518,055	$465,859
Mosaic Solar Loan Trust 2018-1, 144A, 4.010%, 06/22/43 (c)	1,342,998	1,241,192
Mosaic Solar Loan Trust 2019-2, 144A, 2.880%, 09/20/40 (c)	397,730	342,520
Mosaic Solar Loan Trust 2020-1, 144A, 2.100%, 04/20/46 (c)	447,267	389,098
Mosaic Solar Loan Trust 2020-2, 144A, 3.000%, 08/20/46 (c)	799,908	725,871
Mosaic Solar Loan Trust 2020-2, 144A, 1.440%, 08/20/46 (c)	923,074	771,753
Mosaic Solar Loan Trust 2021-1, 144A, 1.510%, 12/20/46 (c)	849,288	669,336
Mosaic Solar Loan Trust 2022-3, 144A, 6.160%, 06/20/53 (c)	750,000	749,774
Mosaic Solar Loans 2017-1 LLC, 144A, 4.450%, 06/20/42 (c)	423,444	405,676
Mosaic Solar Loans 2017-2 LLC, 144A, 3.820%, 06/22/43 (c)	510,853	474,091
Mosaic Solar Loans 2017-2 LLC, 144A, 2.000%, 06/22/43 (c)	282,923	273,356
Mosaic Solar Loans Trust 2021-2, 144A, 2.090%, 04/22/47 (c)	771,594	624,954
OneMain Financial Issuance Trust 2022-3, 144A, 5.940%, 05/15/34 (c)	1,750,000	1,744,551
OneMain Financial Issuance Trust 2022-S1, 144A, 4.130%, 05/14/35 (c)	2,520,000	2,379,696
PACEWell 5 Trust, 144A, 2.628%, 10/10/59 (c)	1,084,288	860,556

SEE NOTES TO FINANCIAL STATEMENTS	94

December 31, 2022
Schedules of Investments, continued

Impax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
ASSET-BACKED SECURITIES, continued
Progress Residential 2022-SFR1 Trust, 144A, 2.709%, 02/17/41 (c)	$1,497,147	$1,257,173
Service Experts Issuer 2021-1, LLC, 144A, 2.670%, 02/02/32 (c)	1,132,623	1,030,048
SoFi Professional Loan Program 2017-B, LLC, 144A, 3.700%, 05/25/40 (c)(e)	1,900,000	1,810,868
SoFi Professional Loan Program 2017-D, LLC, 144A, 3.610%, 09/25/40 (c)	1,500,000	1,304,828
SoFi Professional Loan Program 2017-E, LLC, 144A, 3.490%, 11/26/40 (c)	750,000	713,042
SoFi Professional Loan Program 2017-F, LLC, 144A, 3.620%, 01/25/41 (c)	1,800,000	1,558,393
SoFi Professional Loan Program 2018-B Trust, 144A, 3.830%, 08/25/47 (c)	500,000	449,350
Sofi Professional Loan Program 2019-C, LLC, 144A, 2.370%, 11/16/48 (c)	1,430,119	1,328,994
Sunnova Helios II Issuer, LLC 2019-A, 144A, 3.750%, 06/20/46 (c)	1,561,262	1,392,042
Sunnova Helios II Issuer, LLC 2021-B, 144A, 1.620%, 07/20/48 (c)	2,170,893	1,781,320
Sunnova Helios IV Issuer, LLC, 144A, 2.980%, 06/20/47 (c)	754,658	645,932
Sunnova Helios V Issuer, LLC, 144A, 1.800%, 02/20/48 (c)	424,442	346,263

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
ASSET-BACKED SECURITIES, continued
Sunnova Helios VII Issuer, LLC, 144A, 2.330%, 10/20/48 (c)	$917,295	$738,120
Sunnova Sol Issuer, LLC, 144A, 3.350%, 02/01/55 (c)	918,078	765,050
Sunrun Athena Issuer 2018-1, LLC, 144A, 5.310%, 04/30/49 (c)	906,790	833,214
Sunrun Atlas Issuer 2019-2, LLC, 144A, 3.610%, 02/01/55 (c)	915,453	807,477
Tesla Auto Lease Trust 2020-A, 144A, 4.640%, 08/20/24 (c)	1,000,000	993,047
Tesla Auto Lease Trust 2021-A, 144A, 1.340%, 03/20/25 (c)	500,000	473,659
Tesla Auto Lease Trust 2021-A, 144A, 1.180%, 03/20/25 (c)	750,000	712,812
Tesla Auto Lease Trust 2021-B, 144A, 1.120%, 09/22/25 (c)	500,000	463,606
Towd Point Mortgage Trust 2015-2, 144A, 3.436%, 11/25/60 (c)(e)	1,688,417	1,652,114
Tricon American Homes 2020-SFR2 Trust, 144A, 1.482%, 11/17/39 (c)	1,410,893	1,169,643
Triumph Rail Holdings, LLC, 144A, 2.150%, 06/19/51 (c)	930,369	794,251
TRP 2021, LLC, 144A, 2.070%, 06/19/51 (c)	976,066	819,693
Vivint Solar Financing V, LLC, 144A, 4.730%, 04/30/48 (c)	915,144	812,911
TOTAL ASSET-BACKED SECURITIES
(Cost $56,387,352)		50,094,313

95	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES: 25.1%
Ginnie Mae (Mortgage-Backed): 0.4%
3.020%, 09/15/41	$1,643,612	$1,538,230
2.846%, 09/16/50 (e)	825,806	800,299
3.099%, 03/16/55 (e)	592,064	528,122
		2,866,651
Freddie Mac (Mortgage-Backed): 6.1%
2.939%, 04/25/29	3,000,000	2,742,655
0.704%, 04/25/29 (e)	486,575	423,675
2.412%, 08/25/29	2,000,000	1,765,588
1.503%, 09/25/30	651,000	527,193
1.487%, 11/25/30	2,000,000	1,608,334
1.132%, 01/25/31	1,365,785	1,167,862
1.204%, 09/25/31	600,251	517,541
3.400%, 08/25/32 (e)	2,000,000	1,826,673
3.123%, 08/25/32 (e)	1,750,000	1,563,497
4.500%, 01/01/34	507,444	508,222
5.170%, 01/25/34, 144A (c)(e)	405,547	400,155
3.000%, 03/01/35	2,981,375	2,801,576
4.000%, 10/01/35	924,542	891,085
2.500%, 11/01/36	1,379,193	1,243,460
4.000%, 07/01/37	1,860,648	1,817,672
5.370%, 01/25/42, 144A (c)(e)	1,100,000	1,045,362
3.500%, 01/01/44	916,250	857,936
3.000%, 06/01/46	1,204,129	1,082,098
3.000%, 01/01/47	1,348,898	1,209,925
3.000%, 12/01/49	1,811,246	1,606,242
3.000%, 02/01/50	1,291,325	1,156,051
7.120%, 03/25/50, 144A (c)(e)	831,612	843,737
2.500%, 05/01/50	1,484,117	1,269,330
2.000%, 02/01/51	2,559,650	2,106,210
4.000%, 08/01/51	3,542,656	3,333,099
3.000%, 04/01/52	4,853,937	4,275,299
4.500%, 08/01/52	1,937,713	1,874,554
5.500%, 09/01/52	3,982,102	4,021,317
5.500%, 11/01/52	3,975,378	4,015,336
		48,501,684
Fannie Mae (Mortgage-Backed): 16.9%
2.759%, 02/25/27 (e)	2,044,403	1,925,099
2.905%, 01/25/28 (e)	1,812,548	1,688,977
3.056%, 03/25/28 (e)	1,254,516	1,168,758
3.302%, 06/25/28 (e)	1,816,946	1,727,211
3.547%, 09/25/28 (e)	1,828,782	1,756,874

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Fannie Mae (Mortgage-Backed), continued
2.937%, 06/25/29	$1,757,226	$1,608,255
1.383%, 12/25/30 (e)	2,700,000	2,149,800
2.000%, 03/01/36	2,371,399	2,117,984
4.000%, 08/01/37	1,903,623	1,859,655
2.000%, 11/01/40	1,699,711	1,449,552
2.500%, 12/01/40	2,547,636	2,243,688
2.000%, 12/01/40	4,122,401	3,515,660
4.000%, 02/01/41	1,484,598	1,427,141
5.520%, 11/25/41, 144A (c)(e)	1,500,000	1,398,257
4.000%, 01/01/42	1,330,790	1,279,281
3.000%, 01/01/42	2,701,033	2,429,756
3.500%, 01/01/43	1,330,149	1,243,889
3.000%, 02/01/43	971,514	884,970
3.500%, 07/01/43	3,609,151	3,368,612
3.500%, 08/01/45	935,153	871,031
3.000%, 06/01/46	1,222,612	1,088,637
3.000%, 11/01/46	2,850,624	2,557,112
4.000%, 05/01/47	913,343	874,937
4.000%, 01/01/48	875,974	836,605
3.500%, 04/01/48	1,654,970	1,551,071
3.500%, 06/01/48	1,129,312	1,047,303
3.500%, 09/01/49	4,482,466	4,124,958
3.000%, 10/01/49	1,360,153	1,208,758
3.500%, 01/01/50	2,674,677	2,476,917
3.000%, 03/01/50	894,792	795,191
2.500%, 03/01/50	1,770,619	1,516,037
2.500%, 08/01/50	1,761,069	1,520,419
2.500%, 09/01/50	5,952,511	5,072,595
2.000%, 10/01/50	3,334,528	2,744,755
3.000%, 11/01/50	1,383,151	1,220,910
2.500%, 11/01/50	1,774,594	1,517,651
1.500%, 11/01/50	2,443,568	1,895,431
2.500%, 12/01/50	3,724,223	3,168,192
2.000%, 12/01/50	1,607,227	1,321,028
2.500%, 01/01/51	1,632,235	1,388,411
1.500%, 02/01/51	1,745,594	1,308,680
2.500%, 05/01/51	1,579,227	1,342,880
2.500%, 07/01/51	8,112,046	6,896,501
2.000%, 09/01/51	2,785,713	2,274,081
2.500%, 10/01/51	2,715,083	2,307,738
2.000%, 10/01/51	2,824,269	2,305,121
2.500%, 11/01/51	2,878,102	2,445,029
3.500%, 01/01/52	2,536,935	2,311,260

SEE NOTES TO FINANCIAL STATEMENTS	96

December 31, 2022
Schedules of Investments, continued

Impax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Fannie Mae (Mortgage-Backed), continued
3.000%, 02/01/52	$2,804,701	$2,465,858
2.500%, 02/01/52	3,680,929	3,126,336
3.500%, 03/01/52	2,936,720	2,674,027
3.500%, 04/01/52	6,655,927	6,058,514
3.500%, 06/01/52	7,740,952	7,059,645
4.500%, 07/01/52	2,955,790	2,850,077
4.000%, 07/01/52	3,889,496	3,659,539
3.500%, 07/01/52	3,938,693	3,620,684
5.000%, 09/01/52	2,990,114	2,951,567
4.500%, 10/01/52	2,906,802	2,815,966
6.000%, 11/01/52	2,986,313	3,044,714
		135,559,585
Commercial Mortgage-Backed: 1.7%
Angel Oak Mortgage Trust 2022-2, 144A, 3.353%, 01/25/67 (c)(e)	1,785,215	1,619,586
Angel Oak Mortgage Trust 2022-5, 144A, 4.500%, 05/25/67 (c)	1,681,721	1,609,475
Connecticut Avenue Securities Trust 2021-R01, 144A, 5.070%, 10/25/41 (c)(e)	645,000	629,033
Connecticut Avenue Securities Trust 2022-R08, 144A, 6.070%, 07/25/42 (c)(e)	1,624,496	1,630,748
Flagstar Mortgage Trust 2021-5INV, 144A, 2.500%, 07/25/51 (c)(e)	781,140	671,392
Flagstar Mortgage Trust 2021-6INV, 144A, 2.500%, 08/25/51 (c)(e)	1,583,343	1,374,006
Mello Mortgage Capital Acceptance 2021-INV1, 144A, 2.500%, 06/25/51 (c)(e)	805,775	692,566
New Residential Mortgage Loan Trust 2019-2, 144A, 4.250%, 12/25/57 (c)(e)	931,666	884,464
New Residential Mortgage Loan Trust 2019-4, 144A, 3.500%, 12/25/58 (c)(e)	392,471	355,310

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Commercial Mortgage-Backed, continued
New Residential Mortgage Loan Trust 2019-5, 144A, 3.500%, 08/25/59 (c)(e)	$545,594	$506,709
New Residential Mortgage Loan Trust 2019-RPL3, 144A, 2.750%, 07/25/59 (c)(e)	1,166,488	1,089,290
Sequoia Mortgage Trust 2018-CH1, 144A, 4.000%, 03/25/48 (c)(e)	89,664	83,053
Sequoia Mortgage Trust 2021-4, 144A, 2.500%, 06/25/51 (c)(e)	1,730,311	1,493,584
SLG Office Trust 2021-OVA, 144A, 2.585%, 07/15/41 (c)	750,000	600,168
		13,239,384
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $224,300,534)		200,167,304

TOTAL BONDS
(Cost $876,166,524)		790,134,685

MONEY MARKET: 0.7%
State Street Institutional U.S. Government Money Market Fund, 4.120% (f)(g)	5,358,793	5,358,793
(Cost $5,358,793)

97	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax Core Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 6.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 4.333% (f)(g)	$54,944,336	$54,944,336
(Cost $54,944,336)

TOTAL INVESTMENTS: 106.4%
(Cost $936,469,653)		850,437,814

PAYABLE UPON RETURN OF SECURITIES LOANED (NET):- 6.9%		(54,944,336)

OTHER ASSETS AND LIABILITIES — (NET): 0.5%		4,155,882

NET ASSETS: 100.0%		$799,649,360

(a)	Illiquid security.
(b)	Security valued using significant unobservable inputs.
(c)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.
(d)	Security of partial position of this security was on loan as of December 31, 2022. The total market value of securities on loan as of December 31, 2022 was $66,355,545.
(e)	Rate shown reflects the accrual rate as of December 31, 2022 on securities with variable or step rates.
(f)	Rate shown represents annualized 7-day yield as of December 31, 2022.
(g)	Premier Class shares

LP - Limited Partnership

TIPS - Treasury Inflation Protected Securities

SEE NOTES TO FINANCIAL STATEMENTS	98

December 31, 2022
Schedules of Investments, continued

Impax High Yield Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 0.2%
Health Care: 0.2%
Avantor, Inc.	60,790	$1,282,061
Interactive Health, Inc. (a)(b)(c)	706	0

TOTAL COMMON STOCKS
(Cost $1,179,359)		1,282,061

PREFERRED STOCKS: 0.0%
Health Care: 0.0%
Interactive Health, Inc., 0.000% (a)(b)(c)	1,412	0
(Cost $357,962)

BONDS: 95.8%
Community Investment Notes: 0.2%
CEI Investment Note, 2.000%, 09/30/23 (b)(c)	$521,055	521,055
Envest Microfinance Fund, LLC, 4.380%, 10/25/23 (b)(c)	150,000	150,000
Envest Microfinance Fund, LLC, 4.000%, 04/20/26 (b)	250,000	240,088
(Cost $921,055)		911,143

CORPORATE BONDS: 92.8%
Automotive: 5.4%
Allison Transmission, Inc., 144A, 4.750%, 10/01/27 (d)	2,575,000	2,392,327
Allison Transmission, Inc., 144A, 5.875%, 06/01/29 (d)	1,925,000	1,811,184
Allison Transmission, Inc., 144A, 3.750%, 01/30/31 (d)	2,475,000	2,038,781
Dana, Inc., 4.500%, 02/15/32	3,900,000	3,124,248
Ford Motor Co., 3.250%, 02/12/32	3,850,000	2,894,129
Ford Motor Co., 4.750%, 01/15/43	2,450,000	1,764,117
Ford Motor Credit Co., LLC, 3.810%, 01/09/24	1,025,000	998,363

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Automotive, continued
Ford Motor Credit Co., LLC, 3.664%, 09/08/24	$2,075,000	$1,980,058
Ford Motor Credit Co., LLC, 5.125%, 06/16/25	3,750,000	3,613,281
Ford Motor Credit Co., LLC, 2.700%, 08/10/26	1,850,000	1,608,853
Ford Motor Credit Co., LLC, 4.000%, 11/13/30	3,800,000	3,126,659
Gates Global, LLC/Corp., 144A, 6.250%, 01/15/26 (d)	3,075,000	2,972,141
IHO Verwaltungs GmbH, 144A, 6.375%, 05/15/29 (d)	3,750,000	3,175,594
		31,499,735
Basic Industry: 7.2%
Advanced Drainage Systems, Inc., 144A, 5.000%, 09/30/27 (d)	1,600,000	1,494,520
Advanced Drainage Systems, Inc., 144A, 6.375%, 06/15/30 (d)	2,450,000	2,383,875
ASP Unifrax Holdings, Inc., 144A, 7.500%, 09/30/29 (d)	1,875,000	1,192,500
ATI, Inc., 4.875%, 10/01/29	950,000	840,755
ATI, Inc., 5.125%, 10/01/31	950,000	841,177
Avient Corp., 144A, 7.125%, 08/01/30 (d)	3,000,000	2,936,646
CVR Partners, LP/CVR Nitrogen Finance Corp., 144A, 6.125%, 06/15/28 (d)	2,800,000	2,515,543
Great Lakes Dredge & Dock Corp., 144A, 5.250%, 06/01/29 (d)	3,150,000	2,452,905
Interface, Inc., 144A, 5.500%, 12/01/28 (d)	4,275,000	3,535,581
Koppers, Inc., 144A, 6.000%, 02/15/25 (d)	3,472,000	3,303,886
MDC Holdings, Inc., 3.850%, 01/15/30	250,000	204,025
Mercer International, Inc., 5.500%, 01/15/26	1,075,000	1,020,077

99	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Basic Industry, continued
Mercer International, Inc., 5.125%, 02/01/29	$1,825,000	$1,528,401
Novelis Corp., 144A, 4.750%, 01/30/30 (d)	3,450,000	3,066,429
Olympus Water US Holding Corp., 144A, 4.250%, 10/01/28 (d)	1,975,000	1,605,978
Olympus Water US Holding Corp., 144A, 6.250%, 10/01/29 (d)	1,800,000	1,368,911
Shea Homes, LP/Funding Corp., 4.750%, 02/15/28	2,100,000	1,836,844
Shea Homes, LP/Funding Corp., 4.750%, 04/01/29	1,075,000	905,628
Standard Industries, Inc., 144A, 5.000%, 02/15/27 (d)	2,700,000	2,495,389
Standard Industries, Inc., 144A, 4.375%, 07/15/30 (d)	6,300,000	5,147,159
Taseko Mines, Ltd., 144A, 7.000%, 02/15/26 (d)	1,650,000	1,452,972
		42,129,201
Capital Goods: 7.3%
ARD Finance SA, 144A, 6.500%, 06/30/27 (d)	3,075,000	2,143,621
Ardagh Metal Packaging Finance USA, LLC/Finance PLC, 144A, 6.000%, 06/15/27 (d)	875,000	857,666
Ardagh Metal Packaging Finance USA, LLC/Finance PLC, 144A, 3.250%, 09/01/28 (d)	1,075,000	914,519
Ardagh Metal Packaging Finance USA, LLC/Finance PLC, 144A, 4.000%, 09/01/29 (d)	1,275,000	1,012,863
Ardagh Packaging Finance, PLC/Holdings USA, Inc., 144A, 4.125%, 08/15/26 (d)	1,600,000	1,389,221

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Capital Goods, continued
Ardagh Packaging Finance, PLC/Holdings USA, Inc., 144A, 5.250%, 08/15/27 (d)	$4,525,000	$3,390,682
ATS Corp., 144A, 4.125%, 12/15/28 (d)	3,150,000	2,721,411
Ball Corp., 6.875%, 03/15/28	2,000,000	2,056,940
Chart Industries, Inc., 144A, 7.500%, 01/01/30 (d)	2,000,000	2,013,080
Chart Industries, Inc., 144A, 9.500%, 01/01/31 (d)	1,300,000	1,334,860
Clydesdale Acquisition Holdings, Inc., 144A, 8.750%, 04/15/30 (d)	1,800,000	1,544,124
GrafTech Finance, Inc., 144A, 4.625%, 12/15/28 (d)	2,850,000	2,344,674
Graphic Packaging International, LLC, 144A, 3.750%, 02/01/30 (d)	5,400,000	4,596,772
Howmet Aerospace, Inc., 5.900%, 02/01/27	1,075,000	1,070,711
Howmet Aerospace, Inc., 6.750%, 01/15/28	2,025,000	2,055,628
Howmet Aerospace, Inc., 5.950%, 02/01/37	2,000,000	1,944,854
Manitowoc Co, Inc., The, 144A, 9.000%, 04/01/26 (d)	4,175,000	3,930,316
OI European Group BV, 144A, 4.750%, 02/15/30 (d)	2,100,000	1,842,005
Owens-Brockway Glass Container, Inc., 144A, 6.375%, 08/15/25 (d)	1,075,000	1,055,048
Owens-Brockway Glass Container, Inc., 144A, 6.625%, 05/13/27 (d)	1,875,000	1,822,045
Terex Corp., 144A, 5.000%, 05/15/29 (d)	3,150,000	2,835,079
		42,876,119
Consumer Goods: 7.3%
BellRing Brands, Inc., 144A, 7.000%, 03/15/30 (d)	2,025,000	1,951,138

SEE NOTES TO FINANCIAL STATEMENTS	100

December 31, 2022
Schedules of Investments, continued

Impax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Consumer Goods, continued
Darling Ingredients, Inc., 144A, 6.000%, 06/15/30 (d)	$5,800,000	$5,677,330
Diamond BC BV, 144A, 4.625%, 10/01/29 (d)	4,000,000	3,215,200
Lamb Weston Holdings, Inc., 144A, 4.125%, 01/31/30 (d)	2,100,000	1,857,555
Lamb Weston Holdings, Inc., 144A, 4.375%, 01/31/32 (d)	2,100,000	1,837,805
Land O’ Lakes, Inc., 144A, 7.000%, 09/18/28 (d)	1,685,000	1,485,538
MajorDrive Holdings IV, LLC, 144A, 6.375%, 06/01/29 (d)	1,100,000	822,240
Natura Cosmeticos SA, 144A, 4.125%, 05/03/28 (d)	2,900,000	2,369,924
Newell Brands, Inc., 6.375%, 09/15/27	1,775,000	1,763,995
Newell Brands, Inc., 6.625%, 09/15/29	1,775,000	1,756,735
Performance Food Group, Inc., 144A, 5.500%, 10/15/27 (d)	2,150,000	2,032,374
Performance Food Group, Inc., 144A, 4.250%, 08/01/29 (d)	4,075,000	3,536,285
Post Holdings, Inc., 144A, 5.750%, 03/01/27 (d)	758,000	734,153
Post Holdings, Inc., 144A, 5.500%, 12/15/29 (d)	3,500,000	3,174,500
Post Holdings, Inc., 144A, 4.500%, 09/15/31 (d)	3,075,000	2,590,705
Spectrum Brands, Inc., 144A, 5.000%, 10/01/29 (d)	1,075,000	932,085
Spectrum Brands, Inc., 144A, 5.500%, 07/15/30 (d)	1,075,000	950,476

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Consumer Goods, continued
Spectrum Brands, Inc., 144A, 3.875%, 03/15/31 (d)	$1,075,000	$837,462
United Natural Foods, Inc., 144A, 6.750%, 10/15/28 (d)	5,375,000	5,173,061
		42,698,561
Financial Services: 2.7%
Ally Financial, Inc., 5.750%, 11/20/25	1,700,000	1,648,661
Armor Holdco, Inc., 144A, 8.500%, 11/15/29 (d)	1,575,000	1,184,924
Block, Inc., 2.750%, 06/01/26	1,075,000	961,717
Block, Inc., 3.500%, 06/01/31	3,800,000	3,036,959
OneMain Finance Corp., 6.875%, 03/15/25	525,000	505,525
OneMain Finance Corp., 3.500%, 01/15/27	2,850,000	2,363,277
OneMain Finance Corp., 6.625%, 01/15/28	1,975,000	1,822,096
OneMain Finance Corp., 5.375%, 11/15/29	1,825,000	1,495,698
PennyMac Financial Services, Inc., 144A, 4.250%, 02/15/29 (d)	1,075,000	839,982
PennyMac Financial Services, Inc., 144A, 5.750%, 09/15/31 (d)	2,600,000	2,065,661
		15,924,500
Health Care: 8.8%
AdaptHealth, LLC, 144A, 6.125%, 08/01/28 (d)	2,075,000	1,910,440
AdaptHealth, LLC, 144A, 4.625%, 08/01/29 (d)	1,075,000	901,441
Akumin Escrow, Inc., 144A, 7.500%, 08/01/28 (d)	950,000	579,952
Akumin, Inc., 144A, 7.000%, 11/01/25 (d)	1,275,000	914,746
Avantor Funding, Inc., 144A, 4.625%, 07/15/28 (d)	5,600,000	5,100,031
Avantor Funding, Inc., 144A, 3.875%, 11/01/29 (d)	2,100,000	1,766,153
Bausch Health Cos., Inc., 144A, 6.125%, 02/01/27 (d)	1,900,000	1,312,672

101	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Health Care, continued
Centene Corp., 4.250%, 12/15/27	$1,075,000	$1,010,573
Centene Corp., 4.625%, 12/15/29	7,125,000	6,527,146
Cheplapharm Arzneimittel GmbH, 144A, 5.500%, 01/15/28 (d)	2,525,000	2,115,395
Encompass Health Corp., 4.750%, 02/01/30	2,875,000	2,529,273
Garden Spinco Corp., 144A, 8.625%, 07/20/30 (d)	2,800,000	2,972,046
HealthEquity, Inc., 144A, 4.500%, 10/01/29 (d)	2,050,000	1,794,058
IQVIA, Inc., 144A, 5.000%, 05/15/27 (d)	3,350,000	3,200,925
Medline Borrower, LP, 144A, 5.250%, 10/01/29 (d)	2,525,000	2,010,039
Organon & Co./Foreign Debt Co-Issuer BV, 144A, 4.125%, 04/30/28 (d)	1,425,000	1,264,189
Organon & Co./Foreign Debt Co-Issuer BV, 144A, 5.125%, 04/30/31 (d)	2,750,000	2,385,997
Prestige Brands, Inc., 144A, 5.125%, 01/15/28 (d)	2,175,000	2,045,113
Prestige Brands, Inc., 144A, 3.750%, 04/01/31 (d)	900,000	743,351
Tenet Healthcare Corp., 144A, 5.125%, 11/01/27 (d)	5,000,000	4,661,350
Tenet Healthcare Corp., 144A, 6.125%, 10/01/28 (d)	3,875,000	3,477,541
Tenet Healthcare Corp., 144A, 6.125%, 06/15/30 (d)	2,450,000	2,338,660
		51,561,091
Insurance: 0.5%
GTCR AP Finance, Inc., 144A, 8.000%, 05/15/27 (d)	3,150,000	3,022,299

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Leisure: 2.2%
Lindblad Expeditions, LLC, 144A, 6.750%, 02/15/27 (d)	$3,025,000	$2,747,971
MGM Resorts International, 6.750%, 05/01/25	1,075,000	1,082,171
MGM Resorts International, 5.500%, 04/15/27	2,475,000	2,305,881
Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 144A, 5.875%, 10/01/28 (d)	1,050,000	953,501
Park Intermediate Holdings, LLC/PK Domestic Property, LLC/PK Finance Co-Issuer, 144A, 4.875%, 05/15/29 (d)	3,600,000	3,052,080
Viking Ocean Cruises Ship VII, Ltd., 144A, 5.625%, 02/15/29 (d)	3,150,000	2,539,845
		12,681,449
Media: 10.9%
Arches Buyer, Inc., 144A, 4.250%, 06/01/28 (d)	3,550,000	2,781,217
Cars.com, Inc., 144A, 6.375%, 11/01/28 (d)	3,750,000	3,335,578
CCO Holdings, LLC/Capital Corp., 144A, 5.125%, 05/01/27 (d)	1,075,000	1,004,340
CCO Holdings, LLC/Capital Corp., 144A, 5.375%, 06/01/29 (d)	3,275,000	2,968,869
CCO Holdings, LLC/Capital Corp., 144A, 4.750%, 03/01/30 (d)	8,375,000	7,241,862
CCO Holdings, LLC/Capital Corp., 4.500%, 05/01/32	3,925,000	3,131,856
Cimpress, PLC, 144A, 7.000%, 06/15/26 (d)	3,150,000	2,182,572
Clear Channel International BV, 144A, 6.625%, 08/01/25 (d)	1,000,000	955,784

SEE NOTES TO FINANCIAL STATEMENTS	102

December 31, 2022
Schedules of Investments, continued

Impax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Media, continued
Clear Channel Outdoor Holdings, Inc., 144A, 7.750%, 04/15/28 (d)	$2,500,000	$1,828,261
CSC Holdings, LLC, 144A, 7.500%, 04/01/28 (d)	2,175,000	1,483,785
CSC Holdings, LLC, 144A, 6.500%, 02/01/29 (d)	800,000	655,692
CSC Holdings, LLC, 144A, 5.750%, 01/15/30 (d)	2,725,000	1,542,881
CSC Holdings, LLC, 144A, 4.625%, 12/01/30 (d)	2,725,000	1,511,936
CSC Holdings, LLC, 144A, 4.125%, 12/01/30 (d)	2,025,000	1,433,771
DIRECTV Holdings, LLC/Financing Co.-Obligor, Inc., 144A, 5.875%, 08/15/27 (d)	2,950,000	2,644,852
DISH DBS Corp., 5.875%, 11/15/24	2,375,000	2,211,823
DISH DBS Corp., 7.375%, 07/01/28	2,025,000	1,435,978
DISH DBS Corp., 5.125%, 06/01/29	925,000	598,461
Gray Escrow II, Inc., 144A, 5.375%, 11/15/31 (d)	2,875,000	2,077,001
Gray Television, Inc., 144A, 4.750%, 10/15/30 (d)	3,175,000	2,301,875
iHeartCommunications, Inc., 8.375%, 05/01/27	1,900,000	1,619,726
iHeartCommunications, Inc., 144A, 5.250%, 08/15/27 (d)	1,675,000	1,421,511
iHeartCommunications, Inc., 144A, 4.750%, 01/15/28 (d)	2,025,000	1,652,238
Nexstar Media, Inc., 144A, 5.625%, 07/15/27 (d)	2,725,000	2,505,331
Nexstar Media, Inc., 144A, 4.750%, 11/01/28 (d)	3,050,000	2,642,856
Sirius XM Radio, Inc., 144A, 4.000%, 07/15/28 (d)	3,400,000	2,965,548
Sirius XM Radio, Inc., 144A, 5.500%, 07/01/29 (d)	1,175,000	1,075,166

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Media, continued
Sirius XM Radio, Inc., 144A, 4.125%, 07/01/30 (d)	$2,025,000	$1,675,617
Univision Communications, Inc., 144A, 4.500%, 05/01/29 (d)	4,575,000	3,834,468
VTR Comunicaciones SpA, 144A, 5.125%, 01/15/28 (d)	1,803,000	1,122,606
VTR Finance NV, 144A, 6.375%, 07/15/28 (d)	1,175,000	455,660
		64,299,121
Real Estate: 4.3%
Five Point Operating Co., LP/Capital Corp., 144A, 7.875%, 11/15/25 (d)	3,595,000	3,027,713
HAT Holdings I, LLC/HAT Holdings II, LLC, 144A, 6.000%, 04/15/25 (d)	1,475,000	1,430,750
HAT Holdings I ,LLC/HAT Holdings II, LLC, 144A, 3.375%, 06/15/26 (d)	4,150,000	3,611,289
Iron Mountain, Inc., 144A, 5.000%, 07/15/28 (d)	1,075,000	967,447
Iron Mountain, Inc., 144A, 4.875%, 09/15/29 (d)	5,050,000	4,413,093
Kennedy-Wilson, Inc., 4.750%, 02/01/30	1,925,000	1,470,315
Kennedy-Wilson, Inc., 5.000%, 03/01/31	2,175,000	1,640,108
Rithm Capital Corp., 144A, 6.250%, 10/15/25 (d)	2,175,000	1,955,063
Uniti Group, LP/Finance, Inc./CSL Capital, LLC, 144A, 4.750%, 04/15/28 (d)	3,075,000	2,464,505
Uniti Group, LP/Finance, Inc./CSL Capital, LLC, 144A, 6.500%, 02/15/29 (d)	2,075,000	1,378,568
VICI Properties, LP/VICI Note Co., Inc., 144A, 4.625%, 12/01/29 (d)	3,250,000	2,962,960
		25,321,811

103	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Retail: 6.7%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons, LLC, 144A, 4.625%, 01/15/27 (d)	$2,200,000	$2,048,354
Albertsons Cos., Inc./Safeway, Inc./New Albertsons, LP/Albertsons, LLC, 144A, 3.500%, 03/15/29 (d)	1,175,000	988,398
Bath & Body Works, Inc., 144A, 6.625%, 10/01/30 (d)	2,750,000	2,585,311
Bath & Body Works, Inc., 6.950%, 03/01/33	2,400,000	2,109,613
Crocs, Inc., 144A, 4.250%, 03/15/29 (d)	2,600,000	2,205,775
Crocs, Inc., 144A, 4.125%, 08/15/31 (d)	3,050,000	2,489,486
Macy’s Retail Holdings, LLC, 144A, 5.875%, 04/01/29 (d)	825,000	731,670
Macy’s Retail Holdings, LLC, 144A, 6.125%, 03/15/32 (d)	1,525,000	1,284,050
Macy’s Retail Holdings, LLC, 144A, 6.700%, 07/15/34 (d)	2,700,000	2,259,252
Macy’s Retail Holdings, LLC, 5.125%, 01/15/42	1,000,000	655,230
Michaels Cos., Inc., The, 144A, 5.250%, 05/01/28 (d)	3,250,000	2,618,641
Michaels Cos., Inc., The, 144A, 7.875%, 05/01/29 (d)	2,075,000	1,390,143
New Albertsons, LP, 7.750%, 06/15/26	1,025,000	1,047,694
NMG Holding Co., Inc./Neiman Marcus Group, LLC, 144A, 7.125%, 04/01/26 (d)	4,100,000	3,850,259

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Retail, continued
PetSmart, Inc./Finance Corp., 144A, 4.750%, 02/15/28 (d)	$1,850,000	$1,678,342
PetSmart, Inc./Finance Corp., 144A, 7.750%, 02/15/29 (d)	2,075,000	1,952,715
Safeway, Inc., 7.250%, 02/01/31	2,925,000	2,913,549
SEG Holding, LLC/Finance Corp., 144A, 5.625%, 10/15/28 (d)	3,800,000	3,583,476
Victoria’s Secret & Co., 144A, 4.625%, 07/15/29 (d)	3,775,000	2,968,660
		39,360,618
Services: 9.4%
Albion Financing 1 SARL/Aggreko Holdings, Inc., 144A, 6.125%, 10/15/26 (d)	1,825,000	1,630,145
Albion Financing 2 SARL, 144A, 8.750%, 04/15/27 (d)	950,000	813,717
BCPE Ulysses Intermediate, Inc., 144A, 7.750%, 04/01/27 (d)	575,000	356,017
Camelot Finance SA, 144A, 4.500%, 11/01/26 (d)	2,175,000	2,041,891
Clarivate Science Holdings Corp., 144A, 3.875%, 07/01/28 (d)	2,425,000	2,103,872
Dycom Industries, Inc., 144A, 4.500%, 04/15/29 (d)	3,250,000	2,833,478
GFL Environmental, Inc., 144A, 4.000%, 08/01/28 (d)	2,925,000	2,504,721
GPD Cos., Inc., 144A, 10.125%, 04/01/26 (d)	3,725,000	3,181,448
GYP Holdings III Corp., 144A, 4.625%, 05/01/29 (d)	4,450,000	3,639,067
Hertz Corp, The, 144A, 5.000%, 12/01/29 (d)	3,475,000	2,640,653

SEE NOTES TO FINANCIAL STATEMENTS	104

December 31, 2022
Schedules of Investments, continued

Impax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Services, continued
LBM Acquisition, LLC, 144A, 6.250%, 01/15/29 (d)	$2,125,000	$1,355,010
Maxim Crane Works Holdings Capital, LLC, 144A, 10.125%, 08/01/24 (d)	3,633,000	3,534,944
NESCO Holdings II, Inc., 144A, 5.500%, 04/15/29 (d)	2,975,000	2,606,993
Prime Security Services Borrower, LLC/Finance, Inc., 144A, 5.750%, 04/15/26 (d)	2,050,000	1,977,635
Prime Security Services Borrower, LLC/Finance, Inc., 144A, 6.250%, 01/15/28 (d)	6,600,000	6,020,651
Staples, Inc., 144A, 7.500%, 04/15/26 (d)	3,325,000	2,868,611
Staples, Inc., 144A, 10.750%, 04/15/27 (d)	2,925,000	2,110,914
United Rentals North America, Inc., 5.250%, 01/15/30	2,550,000	2,400,455
WASH Multifamily Acquisition, Inc., 144A, 5.750%, 04/15/26 (d)	3,150,000	2,972,513
White Cap Buyer, LLC, 144A, 6.875%, 10/15/28 (d)	1,800,000	1,559,959
Williams Scotsman International, Inc., 144A, 4.625%, 08/15/28 (d)	2,450,000	2,215,045
WW International, Inc., 144A, 4.500%, 04/15/29 (d)	3,250,000	1,627,893
ZipRecruiter, Inc., 144A, 5.000%, 01/15/30 (d)	2,625,000	2,167,515
		55,163,147
Technology & Electronics: 7.9%
Castle US Holding Corp., 144A, 9.500%, 02/15/28 (d)	1,625,000	646,953
Ciena Corp., 144A, 4.000%, 01/31/30 (d)	1,625,000	1,432,251

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Technology & Electronics, continued
Coherent Corp., 144A, 5.000%, 12/15/29 (d)	$3,625,000	$3,131,021
CommScope, Inc., 144A, 6.000%, 03/01/26 (d)	1,850,000	1,711,158
CommScope, Inc., 144A, 8.250%, 03/01/27 (d)	2,225,000	1,727,891
CommScope, Inc., 144A, 7.125%, 07/01/28 (d)	2,400,000	1,719,585
Condor Merger Sub, Inc., 144A, 7.375%, 02/15/30 (d)	1,650,000	1,329,596
Diebold Nixdorf, Inc., 144A, 9.375%, 07/15/25 (d)	2,652,000	1,896,578
Endurance International Group Holdings, Inc., 144A, 6.000%, 02/15/29 (d)	4,175,000	2,875,323
Entegris Escrow Corp., 144A, 5.950%, 06/15/30 (d)	2,125,000	1,962,438
GoTo Group, Inc., 144A, 5.500%, 09/01/27 (d)	3,750,000	2,022,757
Imola Merger Corp., 144A, 4.750%, 05/15/29 (d)	3,625,000	3,152,403
NCR Corp., 144A, 5.125%, 04/15/29 (d)	5,675,000	4,756,263
Nokia Oyj, 6.625%, 05/15/39	1,450,000	1,378,858
NortonLifeLock, Inc., 144A, 6.750%, 09/30/27 (d)	2,000,000	1,962,600
NortonLifeLock, Inc., 144A, 7.125%, 09/30/30 (d)	1,150,000	1,131,428
Open Text Corp., 144A, 6.900%, 12/01/27 (d)	2,000,000	2,002,600
PTC, Inc., 144A, 4.000%, 02/15/28 (d)	1,675,000	1,510,436
Rackspace Technology Global, Inc., 144A, 5.375%, 12/01/28 (d)	1,350,000	590,593
Sensata Technologies BV, 144A, 5.875%, 09/01/30 (d)	3,325,000	3,155,991
VM Consolidated, Inc., 144A, 5.500%, 04/15/29 (d)	3,850,000	3,395,931

105	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Technology & Electronics, continued
ZoomInfo Technologies, LLC/Finance Corp., 144A, 3.875%, 02/01/29 (d)	$3,225,000	$2,714,345
		46,206,999
Telecommunications: 9.1%
Altice Financing SA, 144A, 5.750%, 08/15/29 (d)	2,100,000	1,655,720
Altice France Holding SA, 144A, 10.500%, 05/15/27 (d)	4,200,000	3,211,530
Altice France Holding SA, 144A, 6.000%, 02/15/28 (d)	1,025,000	607,253
Altice France SA, 144A, 5.500%, 01/15/28 (d)	3,275,000	2,571,759
Altice France SA, 144A, 5.125%, 07/15/29 (d)	2,850,000	2,141,855
Cogent Communications Group, Inc., 144A, 7.000%, 06/15/27 (d)	3,450,000	3,385,063
Digicel International Finance, Ltd./Holdings, Ltd., 144A, 8.750%, 05/25/24 (d)	1,000,000	861,580
Digicel, Ltd., 144A, 6.750%, 03/01/23 (d)	900,000	346,122
Frontier Communications Holdings, LLC, 144A, 5.000%, 05/01/28 (d)	2,150,000	1,879,122
Frontier Communications Holdings, LLC, 144A, 6.750%, 05/01/29 (d)	1,075,000	890,777
Frontier Communications Holdings, LLC, 144A, 8.750%, 05/15/30 (d)	900,000	916,825
LCPR Senior Secured Financing DAC, 144A, 6.750%, 10/15/27 (d)	1,255,000	1,176,337
LCPR Senior Secured Financing DAC, 144A, 5.125%, 07/15/29 (d)	2,450,000	2,033,201
Level 3 Financing, Inc., 144A, 4.625%, 09/15/27 (d)	1,925,000	1,605,931

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Telecommunications, continued
Ligado Networks, LLC, 144A, 15.500%, 11/01/23 (d)	$2,816,499	$846,171
Lumen Technologies, Inc., 144A, 5.125%, 12/15/26 (d)	3,075,000	2,678,033
Lumen Technologies, Inc., 144A, 4.000%, 02/15/27 (d)	900,000	764,714
Lumen Technologies, Inc., 144A, 5.375%, 06/15/29 (d)	2,000,000	1,442,526
Sable International Finance, Ltd., 144A, 5.750%, 09/07/27 (d)	2,464,000	2,277,352
Sprint Capital Corp., 6.875%, 11/15/28	2,025,000	2,106,395
Sprint Capital Corp., 8.750%, 03/15/32	1,950,000	2,325,092
Sprint, LLC, 7.125%, 06/15/24	3,725,000	3,805,981
Telecom Italia Capital SA, 7.200%, 07/18/36	1,625,000	1,322,035
Telecom Italia SpA, 144A, 5.303%, 05/30/24 (d)	1,225,000	1,163,138
T-Mobile USA, Inc., 4.750%, 02/01/28	2,200,000	2,143,884
T-Mobile USA, Inc., 3.375%, 04/15/29	3,100,000	2,736,353
Virgin Media Finance, PLC, 144A, 5.000%, 07/15/30 (d)	925,000	743,418
Virgin Media Secured Finance, PLC, 144A, 5.500%, 05/15/29 (d)	1,625,000	1,459,356
Vmed O2 UK Financing I, PLC, 144A, 4.750%, 07/15/31 (d)	2,100,000	1,710,041
VZ Secured Financing BV, 144A, 5.000%, 01/15/32 (d)	3,250,000	2,646,902
		53,454,466
Transportation: 0.4%
Promontoria Holding 264 BV, 144A, 7.875%, 03/01/27 (d)	2,600,000	2,411,569

SEE NOTES TO FINANCIAL STATEMENTS	106

December 31, 2022
Schedules of Investments, continued

Impax High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Utility: 2.7%
Clearway Energy Operating, LLC, 144A, 4.750%, 03/15/28 (d)	$2,175,000	$2,010,778
Clearway Energy Operating, LLC, 144A, 3.750%, 02/15/31 (d)	1,925,000	1,600,684
Clearway Energy Operating, LLC, 144A, 3.750%, 01/15/32 (d)	1,150,000	926,159
Leeward Renewable Energy Operations, LLC, 144A, 4.250%, 07/01/29 (d)	4,500,000	3,850,505
Pattern Energy Operations, LP/Inc., 144A, 4.500%, 08/15/28 (d)	2,650,000	2,380,772
Sunnova Energy Corp., 144A, 5.875%, 09/01/26 (d)	2,900,000	2,594,456
TerraForm Power Operating, LLC, 144A, 5.000%, 01/31/28 (d)	1,075,000	969,338
TerraForm Power Operating, LLC, 144A, 4.750%, 01/15/30 (d)	2,025,000	1,765,341
		16,098,033
TOTAL CORPORATE BONDS
(Cost $635,159,310)		544,708,719

LOANS: 2.8%
Basic Industry: 0.6%
Aruba Investments Holdings, LLC, aka Angus Chemical, 8.387%, 11/24/27 (e)	1,790,932	1,744,672
ASP Unifrax Holdings, Inc., 8.486%, 12/12/25 (e)	1,989,637	1,775,135
		3,519,807
Consumer Goods: 0.8%
AI Aqua Merger Sub, Inc., aka Culligan, 8.323%, 07/30/28 (e)	1,990,000	1,879,306
Whole Earth Brands, Inc., 8.720%, 02/05/28 (e)	3,023,835	2,793,267
		4,672,573

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
LOANS, continued
Health Care: 0.5%
Medline Borrower, LP, 7.636%, 10/21/28 (e)	$3,000,000	$2,856,315

Technology & Electronics: 0.3%
McAfee Corp., 8.108%, 03/01/29 (e)	1,741,250	1,625,579

Telecommunications: 0.1%
Digicel International Finance, Ltd., 7.690%, 05/27/24 (e)	979,333	828,271

Transportation: 0.5%
SkyMiles IP, Ltd., aka Delta Airlines, Inc., 8.476%, 10/20/27 (e)	3,000,000	3,063,570

TOTAL LOANS
(Cost $17,216,374)		16,566,115

TOTAL BONDS
(Cost $653,296,739)		562,185,977

CERTIFICATES OF DEPOSIT: 0.1%
Shared Interest, Inc., 0.550%, 09/30/24 (b)	500,000	500,000
(Cost $500,000)

MONEY MARKET: 2.2%
State Street Institutional U.S. Government Money Market Fund, 4.120% (f)(g)	12,713,034	12,713,034
(Cost $12,713,034)

TOTAL INVESTMENTS: 98.3%
(Cost $668,047,094)		576,681,072

Other assets and liabilities — (NET): 1.7%		9,910,582

NET ASSETS: 100.0%		$586,591,654

(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Security valued using significant unobservable inputs.

107	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Schedules of Investments, continued

Impax High Yield Bond Fund, continued

(d)	Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.
(e)	Rate shown reflects the accrual rate as of December 31, 2022 on securities with variable or step rates.
(f)	Rate shown represents annualized 7-day yield as of December 31, 2022.
(g)	Premier Class shares

LP-Limited Partnership

SEE NOTES TO FINANCIAL STATEMENTS	108

December 31, 2022
Schedules of Investments, continued

Impax Sustainable Allocation Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal	Value
Affiliated Investment Companies: 97.7%
Impax Core Bond Fund (a)	$85,316,699	$740,548,945
Impax Ellevate Global Women’s Leadership Fund (a)	2,057,973	56,491,351
Impax Global Environmental Markets Fund (a)	2,635,835	51,609,644
Impax Global Opportunities Fund (a)	4,082,111	56,129,027
Impax Global Sustainable Infrastructure Fund (a)	7,971,319	68,314,199
Impax High Yield Bond Fund (a)	16,220,310	92,617,968
Impax International Sustainable Economy Fund (a)	11,578,384	99,689,886
Impax Large Cap Fund (a)	75,268,533	870,104,236
Impax Small Cap Fund (a)	4,176,980	59,689,044

TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $2,054,120,702)		2,095,194,300

MONEY MARKET: 2.2%
State Street Institutional U.S. Government Money Market Fund, 4.120% (b)(c)	47,588,604	47,588,604
(Cost $47,588,604)

TOTAL INVESTMENTS: 99.9%
(Cost $2,101,709,306)		2,142,782,904

Other assets and liabilities — (NET): 0.1%		2,147,867

NET ASSETS: 100.0%		$2,144,930,771

(a)	Institutional Class shares
(b)	Rate shown represents annualized 7-day yield as of December 31, 2022.
(c)	Premier Class shares

109	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Statements of Assets and Liabilities

	Large Cap Fund	Small Cap Fund	US Sustainable Economy Fund	Global Sustainable Infrastructure Fund
ASSETS
Investments, at cost - Note A	$1,078,318,444	$595,099,356	$179,459,528	$114,428,789

Investments in unaffiliated issuers, at value	$1,347,788,145	$589,162,416	$248,465,045	$107,569,081
Investments in affiliated issuers, at value	—	—	—	—
Total investments, at value - Note A1	1,347,788,145	589,162,416	248,465,045	107,569,081
Cash	163,326	—	5,565	5
Foreign currency at value (cost $38,476; $1,144,228; and $251,201, respectively)	—	—	—	38,476
Prepaid expenses	17,875	10,480	—	—
Receivables:
Capital stock sold	1,350,465	5,273,773	166,091	142,256
Dividends and interest - Note A	937,881	271,166	306,869	192,735
Investment securities sold	—	—	—	—
Investment Adviser reimbursement	—	—	—	—
Other	979	2,021	30	73,768
Total Assets	1,350,258,671	594,719,856	248,943,600	108,016,321

LIABILITIES
Collateral on securities loaned, at value	192,900	45,060	216,092	1,035,336
Payables:
Capital stock reacquired	467,251	5,235,514	57,723	43,899
Investment securities purchased	—	330,781	—	48,464
Dividend payable - Note A	—	—	—	—
Payable to bank	—	—	—	—
Payable to foreign banks (cost $33)	—	—	—	—
Accrued expenses:
Investment advisory fees - Note B	760,888	385,154	97,278	49,534
Distribution expense	12,992	22,931	36,341	1,280
Transfer agent fees	78,537	114,589	—	—
Printing and other shareholder communication fees	—	—	—	—
Custodian fees	17,699	9,710	—	—
Legal and audit fees	42,252	34,195	—	—
Other accrued expenses	31,708	59,520	—	—
Total Liabilities	1,604,227	6,237,454	407,434	1,178,513
NET ASSETS	$1,348,654,444	$588,482,402	$248,536,166	$106,837,808

[1]

Investments at market value include securities loaned. At December 31, 2022, the Large Cap Fund, Small Cap Fund, US Sustainable Economy Fund, Global Sustainable Infrastructure Fund, Global Women’s Leadership Fund, International Sustainable Economy Fund and Core Bond Fund had total market values of securities on loan of $188,043; $13,786,178; $309,740; $2,263,989; $359,169; $18,582,768 and $66,355,545, respectively.

SEE NOTES TO FINANCIAL STATEMENTS	110

December 31, 2022

Global Opportunities Fund	Global Environmental Markets Fund	Global Women’s Leadership Fund	International Sustainable Economy Fund	Core Bond Fund	High Yield Bond Fund	Sustainable Allocation Fund

$91,378,754	$1,910,810,373	$700,158,630	$793,648,566	$936,469,653	$668,047,094	$2,101,709,306

$102,894,929	$2,206,076,365	$772,017,952	$827,577,393	$850,437,814	$576,681,072	$47,588,604
—	—	—	—	—	—	2,095,194,300
102,894,929	2,206,076,365	772,017,952	827,577,393	850,437,814	576,681,072	2,142,782,904
—	178,353	3	—	8,511	621,839	—
1,141,802	—	252,295	—	—	—	—
1,544	10,876	—	—	4,182	2,045	—

838,412	3,477,410	1,461,811	1,330,664	65,002	1,082,786	3,120,583
32,156	1,693,263	1,000,443	922,181	4,564,674	9,510,920	160,472
343,787	—	316,306	—	—	4,171,500	—
11,460	—	—	—	—	—	—
35,139	1,349,458	433,355	2,483,791	52,344	—	—
105,299,229	2,212,785,725	775,482,165	832,314,029	855,132,527	592,070,162	2,146,063,959

—	—	231,470	5,213,817	54,944,336	—	—

142,051	1,791,111	525,947	864,560	148,160	1,337,310	758,420
179,795	—	3,250,040	—	—	3,304,545	—
—	—	—	—	6,849	295,883	—
82,053	—	—	—	—	—	—
—	—	—	33	—	—	—

76,112	1,452,206	350,962	333,230	275,933	253,324	92,575
1,132	40,064	26,768	17,497	2,622	30,768	282,193
16,180	575,858	—	—	9,116	144,089	—
1,010	—	—	—	2,275	20,243	—
16,076	82,084	—	—	25,101	19,522	—
34,729	60,667	—	—	42,163	41,715	—
9,832	107,063	—	—	26,612	31,109	—
558,970	4,109,053	4,385,187	6,429,137	55,483,167	5,478,508	1,133,188
$104,740,259	$2,208,676,672	$771,096,978	$825,884,892	$799,649,360	$586,591,654	$2,144,930,771

111	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Statements of Assets and Liabilities, continued

	Large Cap Fund	Small Cap Fund	US Sustainable Economy Fund	Global Sustainable Infrastructure Fund
NET ASSETS REPRESENTED BY:
Paid in Capital	$1,077,897,932	$606,660,419	$179,664,570	$120,182,011
Total distributable earnings	270,756,512	(18,178,017)	68,871,596	(13,344,203)
NET ASSETS	$1,348,654,444	$588,482,402	$248,536,166	$106,837,808

Investor Class
Net assets	$56,666,543	$93,089,514	$159,821,741	$5,816,194
Capital Shares Outstanding (unlimited/authorized)	4,916,932	6,620,353	8,326,608	681,784
Net asset value per share	$11.52	$14.06	$19.19	$8.53
Class A
Net assets		$10,895,279	$8,142,081
Capital Shares Outstanding (unlimited/authorized)		777,522	425,978
Net asset value per share		$14.01	$19.11
Institutional Class
Net assets	$1,291,987,900	$484,497,609	$80,572,344	$101,021,614
Capital Shares Outstanding (unlimited/authorized)	111,743,672	33,911,665	4,030,728	11,781,641
Net asset value per share	$11.56	$14.29	$19.99	$8.57

SEE NOTES TO FINANCIAL STATEMENTS	112

December 31, 2022

Global Opportunities Fund	Global Environmental Markets Fund	Global Women’s Leadership Fund	International Sustainable Economy Fund	Core Bond Fund	High Yield Bond Fund	Sustainable Allocation Fund

$98,624,490	$2,000,003,189	$723,481,612	$838,125,178	$916,573,768	$760,857,193	$1,966,488,921
6,115,769	208,673,483	47,615,366	(12,240,286)	(116,924,408)	(174,265,539)	178,441,850
$104,740,259	$2,208,676,672	$771,096,978	$825,884,892	$799,649,360	$586,591,654	$2,144,930,771

$5,260,341	$167,290,140	$123,060,144	$81,938,959	$12,029,232	$137,689,323	$1,299,467,428
384,344	8,616,671	4,513,914	9,310,552	1,386,564	24,022,979	57,044,698
$13.69	$19.41	$27.26	$8.80	$8.68	$5.73	$22.78

	$17,291,687				$5,011,121
	892,061				872,426
	$19.38				$5.74

$99,479,918	$2,024,094,845	$648,036,834	$743,945,933	$787,620,128	$443,891,210	$845,463,343
7,232,600	103,368,547	23,611,266	86,416,866	90,755,392	77,699,044	36,382,052
$13.75	$19.58	$27.45	$8.61	$8.68	$5.71	$23.24

113	SEE NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2022
Statements of Operations

	Large Cap Fund	Small Cap Fund	US Sustainable Economy Fund	Global Sustainable Infrastructure Fund
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax of $0; $20,809; $2,136; $217,684;$97,540; $2,397,430; $636,671; $1,815,747; $0; $0 and $0 respectively)	$19,771,119	$5,469,035	$4,752,491	$3,428,150
Dividends from affiliates - Note C	—	—	—	—
Interest	467,184	372,465	24,397	16,021
Income from securities lending - Note A	5,038	36,146	1,313	3,683
Other income - Note B	170,180	167,118	—	—
Total Income	20,413,521	6,044,764	4,778,201	3,447,854

Expenses
Investment advisory fees - Note B	9,154,782	4,838,122	1,758,688	652,135
Distribution expenses - Investor (Note B)	141,179	255,497	457,126	14,139
Distribution expenses - Class A (Note B)	—	29,299	21,787	—
Transfer agent fees - Note A	474,724	582,754	—	—
Printing and other shareholder communication fees	33,809	63,342	—	—
Custodian fees	107,573	57,862	—	—
Legal fees and related expenses	89,196	60,259	—	—
Trustees’ fees and expenses - Note B	72,131	48,771	—	—
Compliance expense	25,134	23,474	—	—
Audit fees	52,228	41,228	—	—
Registration fees	47,712	96,805	—	—
Other expenses	52,652	30,481	—	—
Total Expenses	10,251,120	6,127,894	2,237,601	666,274
Less: Advisory fee waiver - Note B	—	—	(503,852)	(100,329)
Expenses assumed by Adviser - Note B	—	—	—	—
Net expenses	10,251,120	6,127,894	1,733,749	565,945
Net investment income	10,162,401	(83,130)	3,044,452	2,881,909
REALIZED AND UNREALIZED GAIN (LOSS) - Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers	9,818,008	(5,938,306)	12,250,731	(6,424,868)
Investment in affiliated issuers	—	—	—	—
Foreign currency transactions	—	(6,650)	—	(49,357)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(339,483,402)	(170,469,418)	(75,585,662)	(11,309,984)
Investment in affiliated issuers	—	—	—	—
Foreign currency translation	—	73	—	(4,603)
Net realized and unrealized gain (loss) on investments and foreign currency	(329,665,394)	(176,414,301)	(63,334,931)	(17,788,812)

Net decrease in net assets resulting from operations	$(319,502,993)	$(176,497,431)	$(60,290,479)	$(14,906,903)

SEE NOTES TO FINANCIAL STATEMENTS	114

For the Year Ended December 31, 2022

Global Opportunities Fund	Global Environmental Markets Fund	Global Women’s Leadership Fund	International Sustainable Economy Fund	Core Bond Fund	High Yield Bond Fund	Sustainable Allocation Fund

$1,510,661	$34,488,865	$18,358,280	$24,282,313	$—	$44,416	$—
—	—	—	—	—	—	35,260,235
28,423	454,754	71,328	75,356	20,881,766	35,671,279	1,306,107
—	—	7,232	131,465	82,624	—	—
28,855	678,023	14	89	—	39,874	—
1,567,939	35,621,642	18,436,854	24,489,223	20,964,390	35,755,569	36,566,342

949,748	17,344,209	4,356,425	3,778,761	3,078,831	3,182,451	1,144,717
13,151	439,183	332,511	201,615	32,627	375,121	3,537,575
—	44,732	—	—	—	15,015	—
84,108	2,604,646	—	—	52,478	640,924	—
7,823	192,156	—	—	9,935	69,547	—
53,910	427,631	—	—	140,180	104,737	—
40,080	125,158	—	—	63,046	60,429	—
32,439	101,251	—	—	51,063	48,880	—
22,309	27,142	—	—	23,707	23,454	—
40,760	75,251	—	—	51,017	50,420	—
45,466	125,552	—	—	44,324	77,687	—
6,955	89,820	—	—	31,007	22,037	—
1,296,749	21,596,731	4,688,936	3,980,376	3,578,215	4,670,702	4,682,292
—	—	—	—	—	—	—
(120,158)	—	—	—	—	—	—
1,176,591	21,596,731	4,688,936	3,980,376	3,578,215	4,670,702	4,682,292
391,348	14,024,911	13,747,918	20,508,847	17,386,175	31,084,867	31,884,050

(4,410,412)	(88,219,761)	(28,422,358)	(41,067,895)	(26,235,729)	(22,250,165)	—
—	—	—	—	—	—	18,864,766
(31,612)	(232,506)	(201,385)	(729,803)	—	—	—

(23,280,586)	(564,664,246)	(184,727,157)	(141,342,692)	(95,344,171)	(101,192,976)	—
—	—	—	—	—	—	(480,948,513)
(3,185)	(79,816)	(22,994)	(135,727)	—	—	—
(27,725,795)	(653,196,329)	(213,373,894)	(183,276,117)	(121,579,900)	(123,443,141)	(462,083,747)

$(27,334,447)	$(639,171,418)	$(199,625,976)	$(162,767,270)	$(104,193,725)	$(92,358,274)	$(430,199,697)

115	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Large Cap Fund
	Year Ended 12/31/2022	Year Ended 12/31/2021
Increase (Decrease) in Net Assets
Operations
Investment income, net	$10,162,401	$6,248,333
Net realized gain (loss) on investments and foreign currency transactions	9,818,008	102,690,737
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(339,483,402)	239,900,456
Net increase (decrease) in net assets resulting from operations	(319,502,993)	348,839,526
Distributions from distributable earnings - Investor Class	(1,624,855)	(3,158,195)
Distributions from distributable earnings - Class A
Distributions from distributable earnings - Institutional Class	(39,685,066)	(85,170,435)
Tax return of capital	—	—
Total distributions to shareholders	(41,309,921)	(88,328,630)
From capital share transactions:
Investor Class
Proceeds from shares sold	35,079,963	37,427,614
Proceeds from reinvestment of distributions	1,590,612	3,142,083
Cost of shares redeemed	(23,827,505)	(10,546,023)
Net increase (decrease) from Investor Class transactions	12,843,070	30,023,674
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class A transactions
Institutional Class
Proceeds from shares sold	252,224,020	230,237,473
Proceeds from reinvestment of distributions	39,561,810	85,078,019
Cost of shares redeemed	(164,673,972)	(77,930,857)
Net increase (decrease) from Institutional Class transactions	127,111,858	237,384,635
Net increase (decrease) from capital share transactions	139,954,928	267,408,309
Net increase (decrease) in net assets	(220,857,986)	527,919,205
Net assets
Beginning of period	1,569,512,430	1,041,593,225
End of period	$1,348,654,444	$1,569,512,430

Shares of Beneficial Interest:
Investor Class
Shares sold	2,758,340	2,648,428
Shares issued in reinvestment of distributions	138,587	215,464
Shares redeemed	(1,891,104)	(728,765)
Net increase (decrease) in shares outstanding	1,005,823	2,135,127

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding

Institutional Class
Shares sold	19,455,111	16,533,881
Shares issued in reinvestment of distributions	3,434,297	5,817,100
Shares redeemed	(12,797,000)	(5,336,882)
Net increase (decrease) in shares outstanding	10,092,408	17,014,099

SEE NOTES TO FINANCIAL STATEMENTS	116

Small Cap Fund		US Sustainable Economy Fund		Global Sustainable Infrastructure Fund
Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021

$(83,130)	$4,211,415	$3,044,452	$2,384,230	$2,881,909	$3,038,214
(5,944,956)	61,648,514	12,250,731	61,651,876	(6,474,225)	65,896,357
(170,469,345)	86,201,524	(75,585,662)	11,974,854	(11,314,587)	(53,322,851)
(176,497,431)	152,061,453	(60,290,479)	76,010,960	(14,906,903)	15,611,720
(2,258,603)	(11,054,274)	(11,406,855)	(37,377,935)	(138,197)	(2,102,512)
(265,354)	(1,256,019)	(576,187)	(1,896,075)
(12,229,968)	(53,205,792)	(5,457,784)	(18,599,306)	(2,544,699)	(35,014,441)
—	—	(555,114)	—	—	—
(14,753,925)	(65,516,085)	(17,995,940)	(57,873,316)	(2,682,896)	(37,116,953)

20,887,577	19,724,514	26,380,744	7,930,403	2,477,502	2,320,098
2,221,222	10,830,710	11,379,743	36,657,331	136,160	2,086,262
(24,024,883)	(26,908,980)	(31,596,635)	(21,477,707)	(1,262,312)	(1,474,622)
(916,084)	3,646,244	6,163,852	23,110,027	1,351,350	2,931,738

2,055,790	2,806,783	744,849	2,451,108
224,899	1,216,828	488,387	1,497,802
(2,089,013)	(2,605,612)	(778,875)	(613,410)
191,676	1,417,999	454,361	3,335,500

190,835,373	234,543,988	16,392,140	16,372,652	30,908,252	13,549,347
10,984,541	45,032,698	5,652,540	17,620,167	2,482,803	33,960,664
(164,023,672)	(94,763,563)	(16,263,073)	(20,367,981)	(7,991,437)	(71,310,028)
37,796,242	184,813,123	5,781,607	13,624,838	25,399,618	(23,800,017)
37,071,834	189,877,366	12,399,820	40,070,365	26,750,968	(20,868,279)
(154,179,522)	276,422,734	(65,886,599)	58,208,009	9,161,169	(42,373,512)

742,661,924	466,239,190	314,422,765	256,214,756	97,676,639	140,050,151
$588,482,402	$742,661,924	$248,536,166	$314,422,765	$106,837,808	$97,676,639

1,377,700	1,024,793	1,101,442	294,876	269,858	155,708
159,915	590,205	592,510	1,474,216	15,940	206,837
(1,608,290)	(1,425,595)	(1,493,537)	(805,594)	(141,454)	(108,422)
(70,675)	189,403	200,415	963,498	144,344	254,123

131,236	145,066	34,614	87,078
16,250	66,493	25,542	60,453
(136,615)	(140,698)	(37,278)	(22,759)
10,871	70,861	22,878	124,772

12,039,723	12,184,778	720,020	583,840	3,300,040	893,052
779,169	2,417,012	282,484	682,021	289,325	3,342,614
(10,662,371)	(4,906,483)	(737,747)	(733,389)	(888,264)	(4,729,359)
2,156,521	9,695,307	264,757	532,472	2,701,101	(493,693)

117	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	Global Opportunities Fund
	Year Ended 12/31/2022	Year Ended 12/31/2021
Increase (Decrease) in Net Assets
Operations
Investment income, net	$391,348	$120,644
Net realized gain (loss) on investments and foreign currency transactions	(4,442,024)	3,512,728
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(23,283,771)	16,402,428
Net increase (decrease) in net assets resulting from operations	(27,334,447)	20,035,800
Distributions from Investor Class	(78,939)	(102,606)
Distributions from Class A
Distributions from Institutional Class	(1,741,689)	(2,448,591)
Total distributions to shareholders	(1,820,628)	(2,551,197)
From capital share transactions:
Investor Class
Proceeds from shares sold	1,743,714	2,781,513
Proceeds from reinvestment of distributions	78,806	102,525
Cost of shares redeemed	(1,136,800)	(1,203,824)
Net increase (decrease) from Investor Class transactions	685,720	1,680,214
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class A transactions
Institutional Class
Proceeds from shares sold	10,568,072	57,255,548
Proceeds from reinvestment of distributions	1,738,877	2,448,160
Cost of shares redeemed	(22,117,641)	(4,893,683)
Net increase (decrease) from Institutional Class transactions	(9,810,692)	54,810,025
Net increase (decrease) from capital share transactions	(9,124,972)	56,490,239
Net increase (decrease) in net assets	(38,280,047)	73,974,842
Net assets
Beginning of period	143,020,306	69,045,464
End of period	$104,740,259	$143,020,306

Shares of Beneficial Interest:
Investor Class
Shares sold	120,850	175,949
Shares issued in reinvestment of distributions	5,834	6,103
Shares redeemed	(80,825)	(75,576)
Net increase (decrease) in shares outstanding	45,859	106,476

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding

Institutional Class
Shares sold	749,658	3,682,281
Shares issued in reinvestment of distributions	128,727	145,508
Shares redeemed	(1,647,543)	(295,346)
Net increase in shares outstanding	(769,158)	3,532,443

SEE NOTES TO FINANCIAL STATEMENTS	118

Global Environmental Markets Fund		Global Women’s Leadership Fund
Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021

$14,024,911	$18,868,155	$13,747,918	$12,452,447
(88,452,267)	66,160,711	(28,623,743)	26,620,196
(564,744,062)	353,325,091	(184,750,151)	101,030,287
(639,171,418)	438,353,957	(199,625,976)	140,102,930
(884,132)	(4,204,981)	(3,796,956)	(1,906,707)
(91,597)	(419,080)
(13,471,376)	(49,912,206)	(20,881,054)	(11,700,153)
(14,447,105)	(54,536,267)	(24,678,010)	(13,606,860)

18,478,332	43,946,672	13,860,135	25,410,536
819,259	3,911,624	3,616,455	1,804,274
(27,243,819)	(30,289,911)	(19,592,466)	(17,875,127)
(7,946,228)	17,568,385	(2,115,876)	9,339,683

2,197,608	4,181,876
82,093	376,219
(2,443,229)	(1,983,282)
(163.528)	2,574,813

640,483,732	1,047,193,335	130,719,126	211,284,728
12,586,265	46,824,725	18,997,728	10,594,606
(528,185,435)	(382,102,159)	(167,489,766)	(91,848,437)
124,884,562	711,915,901	(17,772,912)	130,030,897
116,774,806	732,059,099	(19,888,788)	139,370,580
(536,843,717)	1,115,876,789	(244,192,774)	265,866,650

2,745,520,389	1,629,643,600	1,015,289,752	749,423,102
$2,208,676,672	$2,745,520,389	$771,096,978	$1,015,289,752

909,155	1,863,872	467,839	767,077
43,766	158,973	133,178	52,934
(1,374,237)	(1,287,937)	(662,214)	(538,370)
(421,316)	734,908	(61,197)	281,641

110,666	178,593
4,392	15,313
(121,276)	(86,749)
(6,218)	107,157

31,262,433	44,675,996	4,409,462	6,326,440
674,932	1,892,866	695,522	308,961
(26,798,106)	(16,074,933)	(5,684,147)	(2,747,111)
5,139,259	30,493,929	(579,163)	3,888,290

119	SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	International Sustainable Economy Fund
	Year Ended 12/31/2022	Year Ended 12/31/2021
Increase (Decrease) in Net Assets
Operations
Investment income, net	$20,508,847	$17,371,583
Net realized gain (loss) on investments and foreign currency transactions	(41,797,698)	53,172,708
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(141,478,419)	11,392,121
Net increase (decrease) in net assets resulting from operations	(162,767,270)	81,936,412
Distributions from Investor Class	(18,425,963)	(3,798,028)
Distributions from Class A
Distributions from Institutional Class	(1,816,628)	(34,244,201)
Total distributions to shareholders	(20,242,591)	(38,042,229)
From capital share transactions:
Investor Class
Proceeds from shares sold	28,293,125	24,094,242
Proceeds from reinvestment of distributions	1,744,202	3,642,036
Cost of shares redeemed	(20,696,957)	(19,788,569)
Net increase (decrease) from Investor Class transactions	9,340,370	7,947,709
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class A transactions
Institutional Class
Proceeds from shares sold	380,863,836	203,918,580
Proceeds from reinvestment of distributions	17,330,565	32,538,625
Cost of shares redeemed	(277,461,615)	(110,454,092)
Net increase (decrease) from Institutional Class transactions	120,732,786	126,003,113
Net increase (decrease) from capital share transactions	130,073,156	133,950,822
Net increase (decrease) in net assets	(52,936,705)	177,845,005
Net assets
Beginning of period	878,821,597	700,976,592
End of period	$825,884,892	$878,821,597

Shares of Beneficial Interest:
Investor Class
Shares sold	3,134,424	2,206,790
Shares issued in reinvestment of distributions	203,533	334,417
Shares redeemed	(2,306,219)	(1,794,688)
Net increase (decrease) in shares outstanding	1,031,738	746,519

Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding

Institutional Class
Shares sold	43,151,395	18,999,876
Shares issued in reinvestment of distributions	2,066,544	3,052,283
Shares redeemed	(32,026,455)	(10,262,675)
Net increase in shares outstanding	13,191,484	11,789,484

SEE NOTES TO FINANCIAL STATEMENTS	120

Core Bond Fund		High Yield Bond Fund		Sustainable Allocation Fund
Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021	Year Ended 12/31/2022	Year Ended 12/31/2021

$17,386,175	$12,233,124	$31,084,867	$24,659,833	$31,884,050	$21,874,329
(26,235,729)	(1,691,566)	(22,250,165)	9,454,171	18,864,766	126,292,168
(95,344,171)	(21,701,087)	(101,192,976)	(14,422,227)	(480,948,513)	194,765,601
(104,193,725)	(11,159,529)	(92,358,274)	19,691,777	(430,199,697)	342,932,098
(277,229)	(251,624)	(7,128,777)	(6,714,467)	(77,576,893)	(77,305,027)
		(284,310)	(260,354)
(18,136,145)	(14,904,140)	(24,025,716)	(17,999,748)	(51,407,181)	(45,499,761)
(18,413,374)	(15,155,764)	(31,438,803)	(24,974,569)	(128,984,074)	(122,804,788)

2,800,266	5,000,323	48,483,220	43,776,751	43,097,484	63,840,958
273,296	248,993	6,860,327	6,365,147	75,295,459	74,966,361
(2,955,504)	(4,764,721)	(61,398,692)	(47,483,859)	(125,510,966)	(155,485,810)
118,058	484,595	(6,055,145)	2,658,039	(7,118,023)	(16,678,491)

		1,166,696	1,892,599
		265,145	245,113
		(2,302,526)	(1,150,616)
		(870,685)	987,096

139,199,981	53,513,717	153,216,115	329,580,029	150,575,027	275,253,593
18,068,571	14,858,521	21,278,544	15,644,178	49,510,911	43,658,795
(20,700,204)	(17,687,292)	(197,631,679)	(75,462,199)	(116,685,155)	(71,401,231)
136,568,348	50,684,946	(23,137,020)	269,762,008	83,400,783	247,511,157
136,686,406	51,169,541	(30,062,850)	273,407,143	76,282,760	230,832,666
14,079,307	24,854,248	(153,859,927)	268,124,351	(482,901,011)	450,959,976

785,570,053	760,715,805	740,451,581	472,327,230	2,627,831,782	2,176,871,806
$799,649,360	$785,570,053	$586,591,654	$740,451,581	$2,144,930,771	$2,627,831,782

298,337	481,933	7,898,910	6,311,673	1,672,468	2,244,186
30,114	24,206	1,140,479	920,172	3,299,131	2,590,484
(320,857)	(462,723)	(10,061,413)	(6,851,331)	(4,957,116)	(5,432,950)
7,594	43,416	(1,022,024)	380,514	14,483	(598,280)

		188,283	272,513
		43,958	35,365
		(386,408)	(165,892)
		(154,167)	141,986

15,490,699	5,158,690	25,212,241	47,772,061	5,818,763	9,469,106
1,994,294	1,444,328	3,547,269	2,270,613	2,125,887	1,480,365
(2,317,016)	(1,724,911)	(32,543,839)	(10,952,441)	(4,569,864)	(2,459,967)
15,167,977	4,878,107	(3,784,329)	39,090,233	3,374,786	8,489,504

121	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Financial Highlights
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains
Large Cap Fund
Investor Class
Year Ended December 31, 2022	$14.82	$0.06	$(3.02)	$(2.96)	$0.08		$0.26
Year Ended December 31, 2021	12.02	0.03	3.63	3.66	0.03		0.83
Year Ended December 31, 2020	10.38	0.06	2.38	2.44	0.07		0.73
Year Ended December 31, 2019	7.97	0.07	2.71	2.78	0.07		0.30
Year Ended December 31, 2018	10.56	0.07	(0.63)	(0.56)	0.07		1.96
Institutional Class
Year Ended December 31, 2022	$14.87	$0.09	$(3.03)	$(2.94)	$0.11		$0.26
Year Ended December 31, 2021	12.05	0.07	3.64	3.71	0.06		0.83
Year Ended December 31, 2020	10.40	0.09	2.38	2.47	0.09		0.73
Year Ended December 31, 2019	7.98	0.09	2.72	2.81	0.09		0.30
Year Ended December 31, 2018	10.57	0.10	(0.63)	(0.53)	0.10		1.96

Small Cap Fund
Investor Class
Year Ended December 31, 2022	$18.72	$(0.03)	$(4.28)	$(4.31)	$—		$0.35
Year Ended December 31, 2021	15.78	0.08	4.66	4.74	0.04		1.76
Year Ended December 31, 2020	14.67	(0.03)	1.75	1.72	—		0.61
Year Ended December 31, 2019	12.01	0.13	2.66	2.79	0.13		—
Year Ended December 31, 2018	16.41	0.00 [6]	(2.64)	(2.64)	0.00	[6]	1.76
Class A
Year Ended December 31, 2022	$18.66	$(0.03)	$(4.27)	$(4.30)	$—		$0.35
Year Ended December 31, 2021	15.73	0.08	4.65	4.73	0.04		1.76
Year Ended December 31, 2020	14.63	(0.03)	1.74	1.71	—		0.61
Year Ended December 31, 2019	11.98	0.12	2.66	2.78	0.13		—
Year Ended December 31, 2018	16.38	0.00 [6]	(2.63)	(2.63)	0.01		1.76
Institutional Class
Year Ended December 31, 2022	$18.99	$0.01	$(4.34)	$(4.33)	$0.02		$0.35
Year Ended December 31, 2021	15.99	0.14	4.71	4.85	0.09		1.76
Year Ended December 31, 2020	14.82	0.00 [6]	1.78	1.78	—		0.61
Year Ended December 31, 2019	12.12	0.15	2.70	2.85	0.15		—
Year Ended December 31, 2018	16.53	0.05	(2.67)	(2.62)	0.03		1.76

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS	122

December 31, 2022

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.34	$11.52	(19.99%)	$56,667	0.97%	0.49%	0.97%	34%
0.86	14.82	30.57%	57,965	0.97%	0.22%	0.97%	25%
0.80	12.02	23.75%	21,351	0.95%	0.51%	0.95%	43%
0.37	10.38	34.85%	3,271	0.95%	0.74%	0.95%	37%
2.03	7.97	(5.01%)	1,975	0.96%	0.67%	0.96%	54%

$0.37	$11.56	(19.77%)	$1,291,988	0.72%	0.73%	0.72%	34%
0.89	14.87	30.92%	1,511,547	0.71%	0.47%	0.71%	25%
0.82	12.05	23.99%	1,020,242	0.70%	0.84%	0.70%	43%
0.39	10.40	35.23%	763,004	0.70%	1.00%	0.70%	37%
2.06	7.98	(4.79%)	590,664	0.70%	0.85%	0.70%	54%

$0.35	$14.06	(22.97%)	$93,090	1.16%	(0.23%)[5]	1.16%	38%
1.80	18.72	30.26%	125,234	1.15%	0.44%	1.15%	44%
0.61	15.78	11.77%	102,582	1.19%	(0.23%)	1.19%	73%
0.13	14.67	23.29%	110,520	1.20%	0.93%	1.20%	78%
1.76	12.01	(15.80%)	116,887	1.18%	0.03%	1.18%	57%

$0.35	$14.01	(23.03%)	$10,895	1.16%	(0.23%)[5]	1.16%	38%
1.80	18.66	30.29%	14,305	1.15%	0.44%	1.15%	44%
0.61	15.73	11.73%	10,948	1.19%	(0.23%)	1.19%	73%
0.13	14.63	23.27%	12,445	1.20%	0.90%	1.20%	78%
1.77	11.98	(15.82%)	12,290	1.18%	0.02%	1.18%	57%

$0.37	$14.29	(22.80%)	$484,498	0.91%	0.03%[5]	0.91%	38%
1.85	18.99	30.54%	603,123	0.90%	0.73%	0.90%	44%
0.61	15.99	12.06%	352,709	0.94%	0.02%	0.94%	73%
0.15	14.82	23.56%	308,145	0.95%	1.08%	0.95%	78%
1.79	12.12	(15.59%)	317,417	0.93%	0.29%	0.93%	57%

[5]

In 2022 the Adviser reimbursed the Fund losses related to a trading error in the amount of $63,091. Before the reimbursement by the Adviser, total returns for Investor Class, Class A and Institutional Class shares would have remained the same at (22.97%), (23.03%) and (22.80%), respectively. The Net Investment Income for Investor Class, Class A and Institutional Class shares would have been (0.24%), (0.22%) and 0.02%, respectively.

[6]	Rounds to less than $0.01

123	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
US Sustainable Economy Fund
Investor Class
Year Ended December 31, 2022	$25.28	$0.22	$(4.84)	$(4.62)	$0.37	$1.06
Year Ended December 31, 2021	23.78	0.20	6.83	7.03	0.20	5.33
Year Ended December 31, 2020	21.41	0.23	2.60	2.83	0.22	0.24
Year Ended December 31, 2019	17.42	0.28	4.43	4.71	0.28	0.44
Year Ended December 31, 2018	19.69	0.32	(1.20)	(0.88)	0.32	1.07
Class A
Year Ended December 31, 2022	$25.18	$0.22	$(4.82)	$(4.60)	$0.37	$1.06
Year Ended December 31, 2021	23.71	0.20	6.80	7.00	0.20	5.33
Year Ended December 31, 2020	21.35	0.23	2.59	2.82	0.22	0.24
Year Ended December 31, 2019	17.38	0.28	4.41	4.69	0.28	0.44
Year Ended December 31, 2018	19.65	0.32	(1.20)	(0.88)	0.32	1.07
Institutional Class
Year Ended December 31, 2022	$26.25	$0.28	$(5.02)	$(4.74)	$0.42	$1.06
Year Ended December 31, 2021	24.52	0.28	7.05	7.33	0.27	5.33
Year Ended December 31, 2020	22.07	0.29	2.67	2.96	0.27	0.24
Year Ended December 31, 2019	17.94	0.34	4.56	4.90	0.33	0.44
Year Ended December 31, 2018	20.23	0.38	(1.23)	(0.85)	0.37	1.07

Global Sustainable Infrastructure Fund
Investor Class
Year Ended December 31, 2022	$10.11	$0.24	$(1.61)	$(1.37)	$0.21	$—
Year Ended December 31, 2021	14.17	0.41	1.48	1.89	0.32	5.63
Year Ended December 31, 2020	12.78	0.23	1.56	1.79	0.21	0.19
Year Ended December 31, 2019	10.64	0.25	2.49	2.74	0.25	0.35
Year Ended December 31, 2018	11.50	0.24	(0.73)	(0.49)	0.24	0.13
Institutional Class
Year Ended December 31, 2022	$10.16	$0.26	$(1.62)	$(1.36)	$0.23	$—
Year Ended December 31, 2021	14.21	0.43	1.51	1.94	0.36	5.63
Year Ended December 31, 2020	12.81	0.26	1.57	1.83	0.24	0.19
Year Ended December 31, 2019	10.66	0.28	2.50	2.78	0.28	0.35
Year Ended December 31, 2018	11.50	0.26	(0.70)	(0.44)	0.27	0.13

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS	124

December 31, 2022

					Ratios to average net assets[3]
Tax return of capital	Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.04	$1.47	$19.19	(18.25%)	$159,822	0.70%	1.01%	0.88%	37%
—	5.53	25.28	30.02%	205,407	0.74%	0.74%	0.88%	47%
—	0.46	23.78	13.34%	170,315	0.90%	1.10%	0.90%	65%
—	0.72	21.41	27.13%	161,021	0.90%	1.43%	0.90%	49%
—	1.39	17.42	(4.43%)	134,435	0.90%	1.59%	0.90%	55%

$0.04	$1.47	$19.11	(18.24%)	$8,142	0.70%	1.01%	0.88%	37%
—	5.53	25.18	29.99%	10,150	0.74%	0.74%	0.88%	47%
—	0.46	23.71	13.33%	6,599	0.90%	1.11%	0.90%	65%
—	0.72	21.35	27.08%	6,659	0.90%	1.43%	0.90%	49%
—	1.39	17.38	(4.43%)	5,417	0.90%	1.59%	0.90%	55%

$0.04	$1.52	$19.99	(18.01%)	$80,572	0.45%	1.27%	0.63%	37%
—	5.60	26.25	30.35%	98,866	0.49%	0.99%	0.63%	47%
—	0.51	24.52	13.57%	79,301	0.65%	1.35%	0.65%	65%
—	0.77	22.07	27.42%	72,736	0.65%	1.68%	0.65%	49%
—	1.44	17.94	(4.16%)	54,131	0.65%	1.84%	0.65%	55%

$—	$0.21	$8.53	(13.44%)	$5,816	0.80%	2.64%	0.90%	54%
—	5.95	10.11	13.98%	5,432	0.83%	2.70%	0.90%	127%
—	0.40	14.17	14.25%	4,014	0.90%	1.80%	0.90%	93%
—	0.60	12.78	25.85%	2,859	0.90%	2.03%	0.90%	50%
—	0.37	10.64	(4.21%)	1,846	0.90%	2.11%	0.90%	52%

$—	$0.23	$8.57	(13.25%)	$101,022	0.55%	2.89%	0.65%	54%
—	5.99	10.16	14.27%	92,244	0.58%	2.81%	0.65%	127%
—	0.43	14.21	14.54%	136,036	0.65%	2.06%	0.65%	93%
—	0.63	12.81	26.18%	130,001	0.65%	2.28%	0.65%	50%
—	0.40	10.66	(3.84%)	115,362	0.65%	2.24%	0.65%	52%

125	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Opportunities Fund
Investor Class
Year Ended December 31, 2022	$17.09	$0.01	$(3.20)	$(3.19)	$0.03	$0.18
Year Ended December 31, 2021	14.66	(0.02)	2.76	2.74	—	0.31
Year Ended December 31, 2020	12.04	(0.01)	2.75	2.74	—	0.12
Year Ended December 31, 2019	9.18	0.02	3.05	3.07	0.03	0.18
Period Ended December 31, 2018[5]	10.00	(0.01)	(0.81)	(0.82)	—	—
Institutional Class
Year Ended December 31, 2022	$17.15	$0.05	$(3.22)	$(3.17)	$0.05	$0.18
Year Ended December 31, 2021	14.69	0.02	2.76	2.78	0.01	0.31
Year Ended December 31, 2020	12.04	0.02	2.76	2.78	0.01	0.12
Year Ended December 31, 2019	9.18	0.06	3.03	3.09	0.05	0.18
Period Ended December 31, 2018[5]	10.00	0.00 [6]	(0.82)	(0.82)	—	—

Global Environmental Markets Fund
Investor Class
Year Ended December 31, 2022	$25.22	$0.07	$(5.78)	$(5.71)	$0.04	$0.06
Year Ended December 31, 2021	21.08	0.14	4.48	4.62	0.13	0.35
Year Ended December 31, 2020	16.85	0.09	4.22	4.31	0.08	—
Year Ended December 31, 2019	13.28	0.12	3.56	3.68	0.11	—
Year Ended December 31, 2018	16.11	0.13	(2.43)	(2.30)	0.12	0.41
Class A
Year Ended December 31, 2022	$25.17	$0.07	$(5.76)	$(5.69)	$0.04	$0.06
Year Ended December 31, 2021	21.05	0.14	4.46	4.60	0.13	0.35
Year Ended December 31, 2020	16.83	0.09	4.21	4.30	0.08	—
Year Ended December 31, 2019	13.26	0.12	3.56	3.68	0.11	—
Year Ended December 31, 2018	16.09	0.13	(2.43)	(2.30)	0.12	0.41
Institutional Class
Year Ended December 31, 2022	$25.40	$0.12	$(5.82)	$(5.70)	$0.06	$0.06
Year Ended December 31, 2021	21.23	0.21	4.49	4.70	0.18	0.35
Year Ended December 31, 2020	16.97	0.14	4.25	4.39	0.13	—
Year Ended December 31, 2019	13.36	0.16	3.60	3.76	0.15	—
Year Ended December 31, 2018	16.22	0.17	(2.46)	(2.29)	0.16	0.41

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS	126

December 31, 2022

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.21	$13.69	(18.66%)	$5,260	1.23%	0.09%	1.33%	38%
0.31	17.09	18.69%	5,784	1.21%	(0.15%)	1.32%	30%
0.12	14.66	22.76%	3,401	1.18%	(0.06%)	1.56%	34%
0.21	12.04	33.51%	1,683	1.19%	0.17%	1.68%	29%
—	9.18	(8.20%)	126	1.16%	(0.14%)	2.06%	17%

$0.23	$13.75	(18.49%)	$99,480	0.98%	0.34%	1.08%	38%
0.32	17.15	18.96%	137,236	0.96%	0.11%	1.07%	30%
0.13	14.69	23.12%	65,644	0.94%	0.17%	1.31%	34%
0.23	12.04	33.72%	40,392	0.92%	0.51%	1.42%	29%
—	9.18	(8.20%)	24,816	0.92%	0.01%	1.81%	17%

$0.10	$19.41	(22.62%)	$167,290	1.16%	0.37%	1.16%	35%
0.48	25.22	21.95%	227,902	1.15%	0.61%	1.15%	18%
0.08	21.08	25.71%	175,040	1.20%	0.55%	1.20%	25%
0.11	16.85	27.75%	152,209	1.22%	0.78%	1.22%	14%
0.53	13.28	(14.31%)	118,980	1.22%	0.83%	1.24%	26%

$0.10	$19.38	(22.58%)	$17,292	1.16%	0.36%	1.16%	35%
0.48	25.17	21.89%	22,613	1.15%	0.61%	1.15%	18%
0.08	21.05	25.68%	16,651	1.20%	0.54%	1.20%	25%
0.11	16.83	27.77%	13,700	1.22%	0.78%	1.22%	14%
0.53	13.26	(14.33%)	12,766	1.22%	0.86%	1.24%	26%

$0.12	$19.58	(22.39%)	$2,024,095	0.91%	0.63%	0.91%	35%
0.53	25.40	22.23%	2,495,005	0.90%	0.87%	0.90%	18%
0.13	21.23	26.00%	1,437,952	0.95%	0.78%	0.95%	25%
0.15	16.97	28.17%	802,292	0.97%	1.01%	0.97%	14%
0.44	13.36	(14.17%)	459,354	0.97%	1.10%	0.99%	26%

[4]	Not annualized
[5]	Per share data is reflected from the Fund’s inception date of June 27, 2018.
[6]	Rounds to less than $0.01

127	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Global Women’s Leadership Fund
Investor Class
Year Ended December 31, 2022	$35.14	$0.42	$(7.45)	$(7.03)	$0.24	$0.61
Year Ended December 31, 2021	30.34	0.39	4.84	5.23	0.43	—
Year Ended December 31, 2020	27.00	0.33	3.32	3.65	0.31	—
Year Ended December 31, 2019	22.02	0.47	5.33	5.80	0.44	0.38
Year Ended December 31, 2018	25.02	0.47	(2.39)	(1.92)	0.44	0.64
Institutional Class
Year Ended December 31, 2022	$35.33	$0.49	$(7.48)	$(6.99)	$0.28	$0.61
Year Ended December 31, 2021	30.50	0.48	4.86	5.34	0.51	—
Year Ended December 31, 2020	27.14	0.40	3.34	3.74	0.38	—
Year Ended December 31, 2019	22.12	0.53	5.37	5.90	0.50	0.38
Year Ended December 31, 2018	25.13	0.53	(2.40)	(1.87)	0.50	0.64

International Sustainable Economy Fund
Investor Class
Year Ended December 31, 2022	$10.99	$0.21	$(2.19)	$(1.98)	$0.21	$—
Year Ended December 31, 2021	10.35	0.22	0.90	1.12	0.23	0.25
Year Ended December 31, 2020	9.53	0.17	0.81	0.98	0.16	—
Year Ended December 31, 2019	7.95	0.21	1.59	1.80	0.22	—
Year Ended December 31, 2018	9.36	0.22	(1.43)	(1.21)	0.20	—
Institutional Class
Year Ended December 31, 2022	$10.76	$0.23	$(2.15)	$(1.92)	$0.23	$—
Year Ended December 31, 2021	10.14	0.24	0.89	1.13	0.26	0.25
Year Ended December 31, 2020	9.34	0.19	0.79	0.98	0.18	—
Year Ended December 31, 2019	7.80	0.23	1.55	1.78	0.24	—
Year Ended December 31, 2018	9.19	0.23	(1.40)	(1.17)	0.22	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized.
[5]

To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the Global Women’s Leadership Fund utilized one or more exchange-traded funds (ETFs), the combination of which is intended to track the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 26% for the year ended December 31, 2021, 37% for the year ended December 31, 2020, 25% for the year ended December 31, 2019, and 47% for the year ended December 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS	128

December 31, 2022

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.85	$27.26	(19.98%)	$123,060	0.77%	1.42%	0.77%	45%
0.43	35.14	17.27%	160,749	0.76%	1.18%	0.76%	43%[5]
0.31	30.34	13.67%	130,255	0.78%	1.27%	0.78%	69%[5]
0.82	27.00	26.42%	118,713	0.80%	1.87%	0.80%	66%[5]
1.08	22.02	(7.74%)	86,727	0.81%	1.88%	0.83%	67%[5]

$0.89	$27.45	(19.76%)	$648,037	0.52%	1.67%	0.52%	45%
0.51	35.33	17.56%	854,540	0.51%	1.43%	0.51%	43%[5]
0.38	30.50	13.94%	619,168	0.53%	1.52%	0.53%	69%[5]
0.88	27.14	26.77%	346,142	0.55%	2.07%	0.55%	66%[5]
1.14	22.12	(7.51%)	156,960	0.56%	2.09%	0.58%	67%[5]

$0.21	$8.80	(18.00%)	$81,939	0.72%	2.30%	0.72%	51%
0.48	10.99	10.88%	90,993	0.72%	1.98%	0.72%	55%[6]
0.16	10.35	10.51%	77,963	0.75%	1.91%	0.75%	43%[6]
0.22	9.53	22.78%	84,855	0.80%	2.40%	0.80%	31%[6]
0.20	7.95	(13.15%)	77,880	0.80%	2.46%	0.80%	30%[6]

$0.23	$8.61	(17.80%)	$743,946	0.47%	2.57%	0.47%	51%
0.51	10.76	11.19%	787,829	0.47%	2.22%	0.47%	55%[6]
0.18	10.14	10.78%	623,014	0.50%	2.15%	0.50%	43%[6]
0.24	9.34	23.01%	559,939	0.55%	2.63%	0.55%	31%[6]
0.22	7.80	(12.90%)	437,907	0.55%	2.55%	0.55%	30%[6]

[6]

To manage cash flows, minimize trading costs and equitize cash balances in between trading blocks of securities, the International Sustainable Economy Fund utilized one or more exchange-traded funds (ETFs) which have an investment objective that tracks the Fund’s broad-based benchmark. These investments are frequent and short-term, however, the Fund is required to include such ETF investment activity in the calculation of its portfolio turnover. Had such transactions been excluded, the portfolio turnover would have been 41% for the year ended December 31, 2021, 27% for the year ended December 31, 2020, 19% for the year ended December 31, 2019, and 18% for the year ended December 31, 2018.

129	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Core Bond Fund
Investor Class
Year Ended December 31, 2022	$10.21	$0.18	$(1.52)	$(1.34)	$0.19	$—
Year Ended December 31, 2021	10.56	0.14	(0.31)	(0.17)	0.16	0.02
Year Ended December 31, 2020	10.29	0.17	0.53	0.70	0.19	0.24
Year Ended December 31, 2019	9.78	0.23	0.53	0.76	0.25	—
Year Ended December 31, 2018	10.04	0.22	(0.25)	(0.03)	0.23	—
Institutional Class
Year Ended December 31, 2022	$10.21	$0.21	$(1.52)	$(1.31)	$0.22	$—
Year Ended December 31, 2021	10.56	0.16	(0.30)	(0.14)	0.19	0.02
Year Ended December 31, 2020	10.29	0.20	0.53	0.73	0.22	0.24
Year Ended December 31, 2019	9.78	0.26	0.52	0.78	0.27	—
Year Ended December 31, 2018	10.04	0.24	(0.24)	—	0.26	—

High Yield Bond Fund
Investor Class
Year Ended December 31, 2022	$6.90	$0.29	$(1.17)	$(0.88)	$0.29	$—
Year Ended December 31, 2021	6.97	0.27	(0.07)	0.20	0.27	—
Year Ended December 31, 2020	6.79	0.32	0.18	0.50	0.32	—
Year Ended December 31, 2019	6.25	0.33	0.54	0.87	0.33	—
Year Ended December 31, 2018	6.78	0.33	(0.53)	(0.20)	0.33	—
Class A
Year Ended December 31, 2022	$6.92	$0.29	$(1.18)	$(0.89)	$0.29	$—
Year Ended December 31, 2021	6.98	0.27	(0.06)	0.21	0.27	—
Year Ended December 31, 2020	6.80	0.32	0.19	0.51	0.33	—
Year Ended December 31, 2019	6.26	0.33	0.54	0.87	0.33	—
Year Ended December 31, 2018	6.79	0.33	(0.53)	(0.20)	0.33	—
Institutional Class
Year Ended December 31, 2022	$6.88	$0.30	$(1.17)	$(0.87)	$0.30	$—
Year Ended December 31, 2021	6.94	0.28	(0.04)	0.24	0.30	—
Year Ended December 31, 2020	6.76	0.33	0.19	0.52	0.34	—
Year Ended December 31, 2019	6.23	0.34	0.53	0.87	0.34	—
Year Ended December 31, 2018	6.75	0.35	(0.52)	(0.17)	0.35	—

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS	130

December 31, 2022

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$0.19	$8.68	(13.16%)	$12,029	0.71%	1.99%	0.71%	70%
0.18	10.21	(1.63%)	14,076	0.71%	1.35%	0.71%	48%
0.43	10.56	6.89%	14,101	0.72%	1.58%	0.72%	79%
0.25	10.29	7.78%	7,401	0.71%	2.30%	0.71%	63%
0.23	9.78	(0.24%)	4,277	0.71%	2.23%	0.71%	62%

$0.22	$8.68	(12.94%)	$787,620	0.46%	2.26%	0.46%	70%
0.21	10.21	(1.38%)	771,495	0.46%	1.60%	0.46%	48%
0.46	10.56	7.16%	746,615	0.46%	1.86%	0.46%	79%
0.27	10.29	8.04%	702,291	0.46%	2.55%	0.46%	63%
0.26	9.78	0.01%	682,201	0.46%	2.50%	0.46%	62%

$0.29	$5.73	(12.89%)	$137,689	0.92%	4.70%	0.92%	35%
0.27	6.90	2.96%	172,881	0.93%	3.86%	0.93%	51%
0.32	6.97	7.80%	171,838	0.96%	4.87%	0.96%	97%
0.33	6.79	14.11%	183,631	0.96%	4.94%	0.96%	90%
0.33	6.25	(3.07%)	162,841	0.97%	5.01%	0.97%	57%

$0.29	$5.74	(12.99%)	$5,011	0.92%	4.68%	0.92%	35%
0.27	6.92	3.11%	7,102	0.93%	3.85%	0.93%	51%
0.33	6.98	7.79%	6,177	0.96%	4.87%	0.96%	97%
0.33	6.80	14.10%	5,827	0.96%	4.95%	0.96%	90%
0.33	6.26	(3.05%)	5,747	0.97%	5.01%	0.97%	57%

$0.30	$5.71	(12.72%)	$443,891	0.67%	4.95%	0.67%	35%
0.30	6.88	3.36%	560,469	0.69%	4.08%	0.69%	51%
0.34	6.94	8.08%	294,313	0.72%	5.07%	0.72%	97%
0.34	6.76	14.26%	186,350	0.71%	5.21%	0.71%	90%
0.35	6.23	(2.70%)	188,333	0.72%	5.26%	0.72%	57%

131	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Financial Highlights, continued
Selected data for a share outstanding throughout each period.

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains
Sustainable Allocation Fund
Investor Class
Year Ended December 31, 2022	$28.98	$0.33	$(5.11)	$(4.78)	$0.29	$1.13
Year Ended December 31, 2021	26.36	0.23	3.79	4.02	0.23	1.17
Year Ended December 31, 2020	23.35	0.26	3.49	3.75	0.26	0.48
Year Ended December 31, 2019	21.14	0.36	4.02	4.38	0.37	1.80
Year Ended December 31, 2018	22.66	0.33	(1.23)	(0.90)	0.47	0.15
Institutional Class
Year Ended December 31, 2022	$29.54	$0.40	$(5.22)	$(4.82)	$0.35	$1.13
Year Ended December 31, 2021	26.83	0.32	3.86	4.18	0.30	1.17
Year Ended December 31, 2020	23.76	0.33	3.54	3.87	0.32	0.48
Year Ended December 31, 2019	21.47	0.43	4.09	4.52	0.43	1.80
Year Ended December 31, 2018	23.01	0.38	(1.24)	(0.86)	0.53	0.15

[1]	Based on average shares outstanding during the period.
[2]

Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

[3]	Ratios representing periods of less than one year have been annualized.
[4]	Not annualized

SEE NOTES TO FINANCIAL STATEMENTS	132

December 31, 2022

				Ratios to average net assets[3]
Total distributions	Net asset value, end of period	Total return[2]	Net assets end of period (in $000’s)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]

$1.42	$22.78	(16.42%)	$1,299,467	0.30%[5]	1.29%	0.30%[5]	4%
1.40	28.98	15.31%	1,652,892	0.30%[5]	0.80%	0.30%[5]	4%
0.74	26.36	16.24%	1,518,966	0.30%[5]	1.08%	0.30%[5]	13%
2.17	23.35	20.83%	1,523,009	0.30%[5]	1.56%	0.30%[5]	8%
0.62	21.14	(4.08%)	1,324,582	0.30%[5]	1.44%[6]	0.30%[5]	12%

$1.48	$23.24	(16.22%)	$845,463	0.05%[5]	1.56%	0.05%[5]	4%
1.47	29.54	15.64%	974,940	0.05%[5]	1.10%	0.05%[5]	4%
0.80	26.83	16.49%	657,906	0.05%[5]	1.36%	0.05%[5]	13%
2.23	23.76	21.17%	374,838	0.05%[5]	1.80%	0.05%[5]	8%
0.68	21.47	(3.85%)	365,079	0.05%[5]	1.64%[6]	0.05%[5]	12%

[5]

The expense ratio of the Sustainable Allocation Fund does not include indirect expenses of the underlying funds the Fund invests in. Indirect expenses of the underlying funds were 0.60% for the year ended December 31, 2022, 0.59% for the year ended December 31, 2021, 0.57% for the year ended December 31, 2020, 0.62% for the year ended December 31, 2019, and 0.61% for the year ended December 31, 2018.

[6]

In 2018, the Adviser reimbursed the Fund for expense overpayments related to transfer agent fees in the amount of $223,088. Before the reimbursement by the adviser, the difference in total returns for Investor Class and Institutional Class would have remained the same at (4.08)% and (3.85)%, respectively. The Net Investment Income for Investor Class and Institutional Class would have been 1.42% and 1.62%, respectively.

133	SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2022
Notes to Financial Statements

Impax Funds Series Trust I and Impax Funds Series Trust III

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Impax Funds Series Trust I (“Trust I”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of December 31, 2022, Trust I offered ten investment funds: Impax Large Cap Fund (the “Large Cap Fund”), Impax Small Cap Fund (the “Small Cap Fund”), Impax US Sustainable Economy Fund (the “US Sustainable Economy Fund”, Impax Global Sustainable Infrastructure Fund (the “Global Sustainable Infrastructure Fund”, Impax Global Opportunities Fund (the “Global Opportunities Fund”), Impax Global Environmental Markets Fund (the “Global Environmental Markets Fund”), Impax International Sustainable Economy Fund (the “International Sustainable Economy Fund”), Impax Core Bond Fund (the “Core Bond Fund”), Impax High Yield Bond Fund (the “High Yield Bond Fund”), and Impax Sustainable Allocation Fund (the “Sustainable Allocation Fund”).

Impax Funds Series Trust III (“Trust III”) is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on December 4, 2013 and registered under the 1940 Act. Impax Ellevate Global Women’s Leadership Fund (the “Global Women’s Leadership Fund”) is a diversified series of Trust III.

These financial statements relate to all funds (each a “Fund”, collectively, the “Funds”) offered under both Trust I and Trust III (each a “Trust”, collectively, the “Trusts”).

The Large Cap Fund, Global Sustainable Infrastructure Fund, Global Opportunities Fund, Global Women’s Leadership Fund, International Sustainable Economy Fund, Core Bond Fund and Sustainable Allocation Fund each offer two classes of shares—Investor Class shares and Institutional Class shares. The Small Cap Fund, US Sustainable Economy Fund, Global Environmental Markets Fund and High Yield Bond Fund each offer three classes of shares—Investor Class shares, Class A shares and Institutional Class shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

134

December 31, 2022

The Funds seek to avoid investing in issuers that their investment adviser has determined are involved in the manufacture or sale of weapons or manufacture of tobacco products or engage in business practices that their investment adviser determines to be sub-standard from an Environmental, Social and Governance (ESG) or sustainability perspective in relation to their industry, sector, asset class or universe peers.

The Large Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Standard & Poor’s 500 Index as measured by market capitalization.

The Small Cap Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks, securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.

The US Sustainable Economy Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in large-capitalization U.S. equity securities.

The Global Sustainable Infrastructure Fund’s investment objective is capital appreciation and income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities of companies that the Adviser determines derive significant revenues (i.e., at least 20% of revenues) from owning, operating, developing or distributing sustainable infrastructure-related goods, services or assets.

The Global Opportunities Fund’s investment objective is to seek long-term growth of capital by investing in companies benefiting from the transition to a more sustainable global economy. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in companies that its Adviser or Sub-Adviser believe will benefit from the transition to a more sustainable global economy - the shift away from a depletive economy to one that preserves ecological and societal balance for the benefit of future generations. The Fund seeks to invest in companies with durable business models that are well-positioned to benefit from or avoid the risks associated with this transition. Under

135

December 31, 2022
Notes to Financial Statements, continued

normal market conditions, the Global Opportunities Fund will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of companies organized or located outside the United States or doing a substantial amount of business outside the United States, including those located in emerging markets.

The Global Environmental Markets Fund’s investment objective is to seek long-term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy management & efficiency; transportation solutions; water infrastructure & technologies; environmental services & resources; resource efficiency & waste management; digital infrastructure; and sustainable food & agriculture. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in the foregoing companies and will invest primarily in equity securities (such as common stocks, preferred stocks and securities convertible into common and preferred stocks) of companies located around the world, including at least 40% of its net assets in securities of non-U.S. issuers, including those located in emerging markets.

The Global Women’s Leadership Fund’s investment objective is to seek investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Impax Global Women’s Leadership Index (the “Women’s Index”), while maintaining risk characteristics that the Adviser believes are generally similar to those of the Women’s Index. The Fund seeks to achieve this objective by investing, under normal market conditions, more than 80% of its total assets in the component securities of the Women’s Index and in American depositary receipts, global depositary receipts and European depositary receipts representing the component securities of the Women’s Index, including at least 40% of its net assets (unless market conditions are not deemed favorable, in which case the Global Women’s Leadership Fund would normally invest at least 30% of its assets) in securities of companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S.

The International Sustainable Economy Fund’s investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, more than 80% of its assets in large-capitalization equity securities in non-U.S. developed markets, including American Depositary Receipts, Global Depositary Receipts and Euro Depositary Receipts. The Fund may take significant positions in one or more non-U.S. developed markets, including the Asia and Pacific region and the European Union.

136

December 31, 2022

The Core Bond Fund’s investment objective is to seek income and conservation of principal. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in bonds, which include debt obligations such as mortgage-related securities, securities issued by the United States government or its agencies and instrumentalities, municipal bonds, corporate bonds and high-impact bonds (which provide financing to support solutions to global sustainability challenges) across the spectrum of issuers, each of which is, at the time of purchase, rated at least investment grade (rated BBB- or higher by Standard & Poor’s Ratings Group or Baa3 or higher by Moody’s Investors Service) or unrated and determined by the Adviser to be of comparable quality.

The High Yield Bond Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the High Yield Bond Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in high-yield, fixed income securities (such as bonds, notes or debentures) that are rated below BBB- by Standard & Poor’s Ratings Group or below Baa3 by Moody’s Investors Service, similarly rated by another major rating service, or unrated and determined by the High Yield Bond Fund’s investment adviser to be of comparable quality. These fixed income securities are commonly referred to as “junk bonds.”

The Sustainable Allocation Fund’s primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund uses a team approach to allocate among multiple funds managed by the Adviser (“Underlying Funds”) in order to seek to achieve its investment objectives. The Adviser will allocate the Fund’s assets among Underlying Funds in its sole discretion. The Fund seeks to achieve its investment objectives, under normal market conditions, by investing (indirectly through the use of Underlying Funds) approximately 50%-75% of its assets in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) and 25%-50% of its assets in debt securities (including but not limited to debt securities convertible into equity securities).

Under the Trusts’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. Additionally, in the normal course of business, the Trusts enter into contracts with service providers that contain general indemnification clauses. The Trusts’ maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trusts that have not yet occurred. However, based on experience, the Trusts expect this risk of loss to be remote.

137

December 31, 2022
Notes to Financial Statements, continued

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds apply Investment Company accounting and reporting guidance.

Valuation of Investments For purposes of calculating the net asset value (“NAV”), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on the New York Stock Exchange (“NYSE”) on each day that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Boards of Trustees of the Trusts (the “Boards” or “Boards of Trustees”) (so called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held

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by a Fund. The Boards have designated the Adviser, through its Best Execution and Valuation Committee, to manage and implement the day-to-day valuation of the Funds’ portfolio investments, in accordance with policies and procedures approved by the Boards. In addition, pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser, through its Best Execution and Valuation Committee, as the “valuation designee” to make fair value determinations for all of the Funds’ investments for which market quotations are not readily available.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and the usual time of valuation. At December 31, 2022, three securities were fair valued in good faith pursuant to policies and procedures approved by the Boards of Trustees. The Core Bond Fund held one security fair valued at $454,521, representing 0.06% of the Fund’s net asset value and the High Yield Bond Fund held three securities fair valued at $671,055, representing 0.11% of the Fund’s net asset value.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds’ fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market’s exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value pricing procedures may differ from recent market prices for the investment.

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Notes to Financial Statements, continued

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction between market participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks, preferred stocks and exchange-traded funds for which market quotations are readily available, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Fixed Income Securities Fixed income securities, including Corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities, Bank Loans and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows, models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

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Affiliated and Unaffiliated Investment Companies Investments in mutual funds are valued at the Funds’ closing net asset value and are generally categorized as Level 1.

Short-term Investments Short-term securities, including repurchase agreements, with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2022:

	Level 1	Level 2	Level 3*	Totals
Large Cap
Common Stocks	$1,337,067,576	$—	$—	$1,337,067,576
Cash Equivalents	10,720,569	—	—	10,720,569
Total	$1,347,788,145	$—	$—	$1,347,788,145
Small Cap
Common Stocks	$585,233,390	$—	$—	$585,233,390
Cash Equivalents	3,929,026	—	—	3,929,026
Total	$589,162,416	$—	$—	$589,162,416
US Sustainable Economy
Common Stocks	$244,418,873	$—	$—	$244,418,873
Cash Equivalents	4,046,172	—	—	4,046,172
Total	$248,465,045	$—	$—	$248,465,045
Global Sustainable Infrastructure
Common Stocks	$54,506,181	$50,748,224	$—	$105,254,405
Cash Equivalents	2,314,676	—	—	2,314,676
Total	$56,820,857	$50,748,224	$—	$107,569,081
Global Opportunities
Common Stocks	$57,547,127	$43,572,046	$—	$101,119,173
Preferred Stocks	—	1,775,756	—	1,775,756
Total	$57,547,127	$45,347,802	$—	$102,894,929
Global Environmental Markets
Common Stocks	$1,333,685,929	$850,258,848	$—	$2,183,944,777
Cash Equivalents	22,131,588	—	—	22,131,588
Total	$1,355,817,517	$850,258,848	$—	$2,206,076,365
Global Women’s Leadership
Common Stocks	$528,731,427	$236,339,673	$—	$765,071,100
Preferred Stocks	—	281,410	—	281,410
Cash Equivalents	6,665,442	—	—	6,665,442
Total	$535,396,869	$236,621,083	$—	$772,017,952

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Notes to Financial Statements, continued

	Level 1	Level 2	Level 3*	Totals
International Sustainable Economy
Common Stocks	$14,413,501	$803,416,138	$—	$817,829,639
Preferred Stocks	—	421,005	—	421,005
Cash Equivalents	9,326,749	—	—	9,326,749
Total	$23,740,250	$803,837,143	$—	$827,577,393
Core Bond
Community Investment Notes	$—	$240,088	$454,521	$694,609
Corporate Bonds	—	296,561,936	—	296,561,936
U.S. Gov’t Agency Bonds	—	9,097,622	—	9,097,622
Government Bonds	—	6,301,793	—	6,301,793
Supranational Bonds	—	91,416,674	—	91,416,674
Municipal Bonds	—	16,774,461	—	16,774,461
U.S. Treasury Notes	—	119,025,973	—	119,025,973
Asset-Backed Securities	—	50,094,313	—	50,094,313
Mortgage-Backed Securities	—	200,167,304	—	200,167,304
Cash Equivalents	60,303,129	—	—	60,303,129
Total	$60,303,129	$789,680,164	$454,521	$850,437,814
High Yield Bond
Community Investment Notes	$—	$240,088	$671,055	$911,143
Common Stocks	1,282,061	—	0	1,282,061
Preferred Stocks	—	—	0	—
Corporate Bonds	—	544,708,719	—	544,708,719
Loans	—	16,566,115	—	16,566,115
Medium Term Certificates of Deposit	—	500,000	—	500,000
Cash Equivalents	12,713,034	—	—	12,713,034
Total	$13,995,095	$562,014,922	$671,055	$576,681,072
Sustainable Allocation
Affiliated Investment Companies	$2,095,194,300	$—	$—	$2,095,194,300
Cash Equivalents	47,588,604	—	—	47,588,604
Total	$2,142,782,904	$—	$—	$2,142,782,904

*	Table includes securities valued at zero.

See Schedules of Investments for additional detailed industry classifications.

Significant unobservable inputs were used by two Funds for Level 3 fair value measurements. The High Yield Bond Fund holds two securities of the same issuer which are deemed to be valued at zero based on company financial statements, and one security based on broker valuation levels. The Core Bond Fund and High Yield Bond Fund each hold a position in the same promissory note and community investment note, which are both valued a par.

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Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the premium amortization period is to the earliest call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Funds (except Core Bond Fund and High Yield Bond Fund) expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually.

The Core Bond Fund and High Yield Bond Fund expect to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on the Core Bond Fund and High Yield Bond Fund shares the day after the Funds receive his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense, Trustees’ fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

Federal Income Taxes Each of the Funds has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund so qualifies and satisfies

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Notes to Financial Statements, continued

certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no federal income or excise tax provision is required. The Funds are treated as separate entities for federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some Fund investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, a Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If a Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

Securities Lending The Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a registered Rule 2a-7 money market fund. Borrowers may also pledge non-cash collateral within the guidelines for acceptable forms of non-cash collateral approved by the Boards of Trustees. At December 31, 2022, non-cash collateral consisted of U.S. Treasuries, short-term U.S. Government agency obligations and sovereign debt.

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The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

As of December 31, 2022, the value of securities loaned, payable for collateral due to brokers and non-cash collateral pledged by brokers were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Non-Cash Collateral Value *	Over (Under) Collateralized
Large Cap	$188,043	$192,900	$—	$4,857
Small Cap	13,786,178	45,060	14,340,230	599,112
US Sustainable Economy	309,740	216,092	103,752	10,104
Global Sustainable Infrastructure	2,263,989	1,035,336	1,293,980	65,327
Global Women’s Leadership	359,169	231,470	140,616	12,917
International Sustainable Economy	18,582,768	5,213,817	14,216,433	847,482
Core Bond	66,355,545	54,944,336	12,817,555	1,406,346

*	Non-cash collateral is not included in the financial statements.

For the Small Cap Fund, US Sustainable Economy Fund, Global Sustainable Infrastructure Fund, Global Women’s Leadership Fund and International Sustainable Economy Fund all of the securities on loan at December 31, 2022 are classified as Common Stocks in each Fund’s Schedule of Investments.

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Notes to Financial Statements, continued

For the Core Bond Fund, the following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligation by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2022.

	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight and Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Core Bond Fund
U.S. Treasury and Agency Securities	$45,502,066	$—	$—	$—	$45,502,066
Corporate Debt	9,442,270	—	—	—	9,442,270
Total Borrowings	$54,944,336	$—	$—	$—	$54,944,336

Gross amount of recognized liabilities for securities lending transactions					$54,944,336

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

Each of Trust I and Trust III have entered into an Investment Advisory Contract (the “Management Contract”) with Impax Asset Management LLC (“IAM”) (the “Adviser”). Pursuant to the terms of the Management Contract, the Adviser, subject to the supervision of the Boards of Trustees of the Trusts, is responsible for managing the assets of the Funds in accordance with the Funds’ investment objectives, investment programs and policies.

Pursuant to the Management Contract, the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and

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administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

Fund	Annual Rate
Large Cap[1]	0.65%
Small Cap	0.75%
US Sustainable Economy[2]	0.45%*
Global Sustainable Infrastructure[3]	0.55%*
Global Opportunities	0.80%
Global Environmental Markets[4]	0.75%
Global Women’s Leadership[5]	0.52%*
International Sustainable Economy[6]	0.47%*
Core Bond	0.40%
High Yield Bond	0.50%
Sustainable Allocation	0.05%*

*

The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of governmental agencies, interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, acquired fund fees and expenses and extraordinary expenses), including accounting expenses, administrator, transfer agent, custodian fees, legal fees and other expenses.

[1]

Effective November 15, 2022, the management fee is 0.65% based on average net assets up to $2 billion; 0.62% for assets of $2 billion to $3 billion; 0.58% for assets of $3 billion to $4 billion; and 0.55% for assets over $4 billion.

[2]

Management contractually agreed to waive a portion of its management fee not to exceed 0.45% of average daily net assets. This fee waiver may not be amended or terminated without the approval of the Fund’s Board of Trustees before April 30, 2024. The gross management fee (before waiver) is 0.65% based on average net assets up to $225 million; 0.55% for assets of $225 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million.

[3]

Management contractually agreed to waive a portion of its management fee not to exceed 0.55% of average daily net assets. This fee waiver may not be amended or terminated without the approval of the Fund’s Board of Trustees before May 1, 2024. The gross management fee (before waiver) is 0.65% based on average net assets up to $150 million; 0.55% for assets of $150 million to $375 million; 0.50% for assets of $375 million to $500 million; and 0.45% for assets over $500 million.

[4]

The management fee is 0.80% based on average net assets up to $1 billion; 0.75% for assets of $1 billion to $1.5 billion; 0.70% for assets of $1.5 billion to $2 billion; 0.65% for assets of $2 billion to $3 billion; and 0.60% for assets over $3 billion.

[5]	The management fee is 0.55% based on average net assets up to $375 million; 0.50% for assets of $375 million to $750 million; and 0.45% for assets over $750 million.

[6]	Effective May 1, 2021, the management fee changed to 0.48% based on average net assets up to $600 million; 0.45% for assets of $600 million to $750 million; and 0.40% for assets over $750 million.

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Notes to Financial Statements, continued

For the year ended December 31, 2022, the Funds incurred the following advisory fees:

Fund	Amount
Large Cap	$9,154,782
Small Cap	4,838,122
US Sustainable Economy	1,758,688
Global Sustainable Infrastructure	652,135
Global Opportunities	949,748
Global Environmental Markets	17,344,209
Global Women’s Leadership	4,356,425
International Sustainable Economy	3,778,761
Core Bond	3,078,831
High Yield Bond	3,182,451
Sustainable Allocation	1,144,717

The Adviser has contractually agreed to reimburse the Funds or limit expenses of the Funds to the extent that each Fund’s respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

	Expense Caps
Fund	Individual Investor	Class A	Institutional
US Sustainable Economy [1,2]	0.70%	0.70%	0.45%
Global Sustainable Infrastructure [1,2]	0.80%		0.55%
Global Opportunities [3]	1.23%		0.98%
Global Women’s Leadership [1]	0.80%		0.55%
International Sustainable Economy [1]	0.73%		0.48%
Sustainable Allocation [1]	0.30%		0.05%

[1]

Expense caps for funds represent their respective unified management fees plus distribution and/or service fees payable under a plan pursuant to Rule 12b-1, as applicable to particular classes of shares.

[2]	The Adviser has contractually agreed to waive a portion of its management fee. This fee waiver may not be amended or terminated without the approval of the Funds’ Board of Trustees before May 1, 2024.

[3]

The Adviser has contractually agreed to reimburse expenses (other than interest, commissions, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to the extent that they exceed the expense caps indicated. The reimbursement arrangement may not be amended or terminated without the approval of the Funds’ Board of Trustees before May 2, 2023.

Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds’ custodian and transfer agent; (iv) the fees of the Funds’ legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and

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(vi) expenses related to shareholder communications including all expenses of shareholders’ and Boards of Trustees’ meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

For the year ended December 31, 2022, the dollar amounts of expense reimbursements were as follows:

	Total Expenses Reimbursed by Adviser
Fund	Individual Investor	Institutional
Global Opportunities	$5,458	$114,700

In addition, the Adviser waived $503,852 and $100,329 of its management fee from the US Sustainable Economy Fund and Global Sustainable Infrastructure Fund, respectively.

Pursuant to a sub-advisory agreement, Impax Asset Management Ltd. (the “Sub-Adviser”) assists in the management of the Global Environmental Markets Fund’s and Global Opportunities Fund’s portfolios of securities. The Sub-Adviser makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of the Fund and the determination of IAM that the contemplated investments satisfy the sustainable investing criteria applied to the Funds. As compensation for its sub-advisory services, the Sub-Adviser receives a fee from the Adviser, computed separately for the applicable Fund, stated as an annual percentage of the Fund’s net assets.

The Trusts have adopted a plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a distribution fee equal to 0.25% of the annual average daily net assets attributable to the Investor Class shares and Class A shares. The Distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the distribution fee as compensation for the Distributor’s services as principal underwriter of the indicated shares of such Fund.

Several individuals who are officers and/or Trustees of the Trusts are also employees of the Adviser.

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Notes to Financial Statements, continued

NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the year ended December 31, 2022 were as follows:

	Purchases		Sales
Fund	Investments[1]	U.S. Gov’t Bonds	Investments[1]	U.S. Gov’t Bonds
Large Cap	$600,971,872	$—	$465,797,754	$—
Small Cap	292,701,276	—	234,502,309	—
US Sustainable Economy	104,198,983	—	107,900,438	—
Global Sustainable Infrastructure	80,328,892	—	53,627,889	—
Global Opportunities	44,434,242	—	54,442,529	—
Global Environmental Markets	973,172,191	—	798,353,370	—
Global Women’s Leadership	379,456,487	—	405,589,978	—
International Sustainable Economy	533,822,515	—	405,234,563	—
Core Bond	152,340,935	567,979,807	65,715,095	460,213,962
High Yield	216,707,231	—	243,570,863	—
Sustainable Allocation	180,857,259	—	96,000,000	—

[1]	Excluding short-term investments and U.S. Government bonds.

For federal income tax purposes, the identified cost of investments owned at December 31, 2022 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2022 were as follows for the Funds:

Fund	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Large Cap	$1,080,965,642	$339,769,685	72,947,182	$266,822,503
Small Cap	595,624,510	86,167,512	92,629,606	(6,462,094)
US Sustainable Economy	179,593,449	86,912,673	18,041,077	68,871,596
Global Sustainable Infrastructure	114,990,502	6,581,862	14,003,283	(7,421,421)
Global Opportunities	92,439,208	15,665,158	5,209,437	10,455,721
Global Environmental Markets	1,927,762,037	443,499,768	165,185,440	278,314,328
Global Women’s Leadership	701,782,011	141,909,894	71,673,953	70,235,941
International Sustainable Economy	797,184,698	107,730,129	77,337,434	30,392,695
Core Bond	936,484,025	1,129,360	87,175,571	(86,046,211)
High Yield	669,083,896	561,437	92,964,261	(92,402,824)
Sustainable Allocation	1,994,564,528	288,454,597	140,236,221	148,218,376

At December 31, 2022 the Small Cap Fund, Global Sustainable Infrastructure Fund, Global Opportunities Fund, Global Environmental Markets Fund, Global Women’s Leadership Fund and International Sustainable Economy Fund had unrealized foreign currency gains (losses) of $73; $(4,603); $(3,185); $(79,816); $(22,994);and $(135,727), respectively.

150

December 31, 2022

Netting Agreements During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2022, there is no collateral held at the counterparty that would be offset by a master netting agreement that the Funds have with the counterparty. The Funds did not hold any derivative instruments as of December 31, 2022.

Affiliated Investments The term “affiliated company” includes other investment companies that are managed by a Fund’s Adviser. At December 31, 2022, the Sustainable Allocation Fund held the following investments in affiliated Funds:

Fund	Shares Held at 12/31/21	Gross Additions	Gross Reductions	Shares Held at 12/31/22
Sustainable Allocation
Large Cap	76,137,343	2,337,867	3,206,677	75,268,533
Small Cap	4,377,966	105,387	306,373	4,176,980
Global Sustainable Infrastructure	7,758,860	212,459	—	7,971,319
Global Opportunities	4,015,222	66,889	—	4,082,111
Global Environmental Markets	2,851,724	17,865	233,754	2,635,835
Global Women’s Leadership	1,992,667	65,306	—	2,057,973
International Sustainable Economy	15,930,405	356,678	4,708,699	11,578,384
Core Bond	71,152,536	14,164,162	—	85,316,699
High Yield	13,284,046	2,936,263	—	16,220,310

Fund	Value at 12/31/21	Dividend Income	Realized Gains/ Losses[1]	Net change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Sustainable Allocation
Large Cap	$1,132,162,284	$7,874,995	$15,114,034	$(174,284,842)	$870,104,236
Small Cap	83,137,569	69,363	643,013	(9,616,936)	59,689,044
Global Sustainable Infrastructure	78,752,429	1,823,346	—	(10,399,449)	68,314,199
Global Opportunities	68,861,063	189,165	715,055	(6,408,856)	56,129,027
Global Environmental Markets	72,433,778	163,139	(654,502)	(4,724,359)	51,609,644
Global Women’s Leadership	70,400,912	548,462	1,235,467	(10,333,216)	56,491,351
International Sustainable Economy	171,411,156	2,984,685	1,808,689	(19,655,191)	99,689,886
Core Bond	726,467,396	17,036,553	—	(68,057,034)	740,548,945
High Yield	91,394,238	4,570,527	—	(10,753,669)	92,617,968
Total	$2,495,020,825	$35,260,235	$18,861,756	$(314,233,552)	$2,095,194,300

[1]	Includes realized capital gain distributions from an affiliated fund, if any.

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December 31, 2022
Notes to Financial Statements, continued

The Funds are permitted to purchase and sell securities (“cross-trade”) from and to other Funds within the Trusts or other accounts managed by the Adviser pursuant to “Cross-Trading” Procedures adopted by the Trusts’ Boards of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the respective Fund from or to another Fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. The Funds did not engage in cross trades during the year ended December 31, 2022.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“the Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith pursuant to policies and procedures approved by the Boards. At December 31, 2022, the Core Bond Fund held $111,277,602 or 13.92% of net assets and the High Yield Bond Fund held $445,430,858 or 75.94% of net assets in securities exempt from registration under Rule 144A of the Act.

At December 31, 2022 the Core Bond Fund held $4,908,761 of illiquid securities representing 0.61% of net assets and High Yield Bond Fund held $1,411,143 of illiquid securities, representing 0.24% of net assets. The Fund will classify as “illiquid” all securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

152

December 31, 2022

Security	Acquisition Date Range	Cost	Market Value
Core Bond
Calvert Impact Capital, Inc., 3.000%, 03/14/25	03/13/20 - 03/13/20	$1,000,000	$1,028,380
Capital Impact Partners, 2.300%, 10/15/24	10/21/19 - 10/21/19	500,000	459,396
CEI Investment Note, 2.000%, 10/31/23	11/03/20 - 10/01/21	304,521	304,521
Envest Microfinance Fund, LLC, 4.380%, 10/25/23	10/25/22 - 10/25/22	150,000	150,000
Envest Microfinance Fund, LLC, 4.000%, 04/20/26	04/20/22 - 04/20/22	250,000	240,088
Local Initiatives Support Corp., 1.000%, 11/15/25	11/23/20 - 11/23/20	1,000,000	883,312
Tesla Energy Operations, Inc., 4.700%, 05/29/25	05/26/15 - 05/26/15	1,993,849	1,843,064

High Yield Bond
CEI Investment Note, 2.000%, 09/30/23	09/01/20 - 09/30/22	521,055	521,055
Envest Microfinance Fund, LLC, 4.380%, 10/25/23	10/25/22 - 10/25/22	150,000	150,000
Envest Microfinance Fund, LLC, 4.000%, 04/20/26	04/20/22 - 04/20/22	250,000	240,088
Interactive Health, Inc.	03/19/04 - 10/01/13	178,981	0
Interactive Health, Inc., 0.000%	03/19/04 - 10/01/13	357,962	0
Shared Interest, Inc., 0.550%, 09/30/24	09/30/21 - 09/30/21	500,000	500,000

NOTE D—Tax Information

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

153

December 31, 2022
Notes to Financial Statements, continued

The tax character of distributions paid during 2022 and 2021 was as follows:

	Distributions paid in 2022			Distributions paid in 2021
Fund	Ordinary income	Tax return of capital	Long-term capital gains	Ordinary income	Long-term capital gains
Large Cap	$20,762,518	$—	$20,547,403	$52,345,561	$35,983,069
Small Cap	2,438,717	—	12,315,208	25,885,304	39,630,781
US Sustainable Economy	3,602,628	555,114	13,838,198	18,509,486	39,363,830
Global Sustainable Infrastructure	2,682,896	—	—	8,250,932	28,866,021
Global Opportunities	601,915	—	1,218,713	1,646,662	904,535
Global Environmental Markets	8,106,782	—	6,340,323	31,220,367	23,315,900
Global Women’s Leadership	7,633,503	—	17,044,507	13,606,860	—
International Sustainable Economy	20,242,591	—	—	24,509,409	13,532,820
Core Bond	18,413,374	—	—	13,865,738	1,290,026
High Yield Bond	31,438,803	—	—	24,974,569	—
Sustainable Allocation	70,922,055	—	58,062,019	50,575,753	72,229,035

For the year ended December 31, 2022, the components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Large Cap	$—	$3,934,009	$—	$266,822,503
Small Cap	—	—	(11,715,996)	(6,462,021)
US Sustainable Economy	—	—	—	68,871,596
Global Sustainable Infrastructure	56,084	—	(5,973,192)	(7,427,095)
Global Opportunities	—	—	(4,337,008)	10,452,777
Global Environmental Markets	6,649,113	—	(76,210,142)	278,234,512
Global Women’s Leadership	5,468,741	—	(28,059,690)	70,206,315
International Sustainable Economy	—	—	(42,513,842)	30,273,556
Core Bond	71,773	—	(30,949,970)	(86,046,211)
High Yield	—	—	(81,862,715)	(92,402,824)
Sustainable Allocation	12,751,031	17,472,443	—	148,218,376

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December 31, 2022

As of December 31, 2022, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	No Expiration
Fund	Short-term	Long-term
Global Sustainable Infrastructure	$2,563,501	$3,409,691
Global Opportunities	1,968,815	2,368,193
Global Environmental Markets	49,794,234	26,415,908
Global Women’s Leadership	28,059,690	—
International Sustainable Economy	21,519,947	20,693,135
Core Bond	26,328,461	4,621,510
High Yield	31,639,596	50,069,892

The Small Cap Fund elected to defer $11,709,293 of capital losses recognized between November 1, 2022 and December 31, 2022 for the Funds’ fiscal year ending December 2022. In addition, the Small Cap Fund and International Sustainable Economy Fund incurred late-year ordinary losses of $6,703 and $300,760, respectively. These losses are treated for federal income tax purposes as if they had occurred on
January 1, 2023.

For the year ended December 31, 2022, the Funds recorded the following reclassifications:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain/ (Loss)	Paid In Capital
Large Cap	$1,616,732	$(1,616,732)	$—
Small Cap	130,713	1,459,053	(1,589,766)
US Sustainable Economy	2,124,461	(1,569,347)	(555,114)
Global Sustainable Infrastructure	(119,903)	120,158	(255)
Global Opportunities	9,492	31,612	(41,104)
Global Environmental Markets	(232,506)	232,506	—
Global Women’s Leadership	(228,729)	228,729	—
International Sustainable Economy	(558,173)	628,129	(69,956)
Core Bond	948,155	(948,155)	—
High Yield	336,227	(336,227)	—
Sustainable Allocation	—	—	—

For financial reporting purposes, the capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and tax treatment related to REITs, PFICs, paydowns and bond amortization adjustments. Distributions received from REITs may be classified as dividends, capital gains and/or return of capital.

155

December 31, 2022
Notes to Financial Statements, continued

Uncertain Tax Positions Management has analyzed the Funds’ tax positions taken for all open tax years which remain subject to examination by the Funds’ major tax jurisdictions (years 2019 through 2022). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the year ended December 31, 2022, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

Note E—Other Matters

The impact of the COVID-19 pandemic has led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies, markets generally, and a Fund’s ability to achieve its investment objective.

Note F—Recent Accounting Pronouncements

In March 2020, the FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848) “Facilitation of the Effects of Reference Rate Reform on Financial Reporting” (“ASU 2020-04”), which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occurred up through the period ended December 31, 2022, and the adoption of ASU 2020- 04 is elective. Management believes the adoption of ASU 2020-04 did not have a material impact on the financial statements.

Effective September 8, 2022, the Funds were required to comply with Rule 2a-5, Good Faith Determinations of Fair Value, under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Management believes the adoption of Rule 2a-5 did not have a material impact on the financial statements.

Note G—Subsequent Events

The Company evaluated all subsequent events for potential recognition or disclosure in these financial statements through February 22, 2023, the date the financial statements were available to be issued. No subsequent events were identified.

156

December 31, 2022
Report of Independent Registered Public Accounting Firm

To the Boards of Trustees and Shareholders of Impax Funds Series Trust I (formerly, Pax World Funds Series Trust I) and Impax Funds Series Trust III (formerly, Pax World Funds Series Trust III):

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Impax Funds Series Trust I (“Trust I”) (comprising Impax Sustainable Allocation Fund (formerly, Pax Sustainable Allocation Fund), Impax US Sustainable Economy Fund (formerly, Pax US Sustainable Economy Fund), Impax Small Cap Fund (formerly, Pax Small Cap Fund), Impax High Yield Bond Fund (formerly, Pax High Yield Bond Fund), Impax Global Environmental Markets Fund (formerly, Pax Global Environmental Markets Fund), Impax International Sustainable Economy Fund (formerly, Pax International Sustainable Economy Fund), Impax Core Bond Fund (formerly, Pax Core Bond Fund), Impax Large Cap Fund (formerly, Pax Large Cap Fund), Impax Global Opportunities Fund (formerly, Pax Global Opportunities Fund), and Impax Global Sustainable Infrastructure Fund (formerly, Pax Global Sustainable Infrastructure Fund)(collectively, with Impax Ellevate Global Women’s Leadership Fund (formerly, Pax Ellevate Global Women’s Leadership Fund), the “Funds”)), and Impax Funds Series Trust III (“Trust III” and collectively with Trust I, the “Trusts”) (comprising Impax Ellevate Global Women’s Leadership Fund), including the schedules of investments, as of December 31, 2022, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at December 31, 2022, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds comprising Trust I	Statement of Operations	Statements of Changes in Net Assets	Financial highlights

Impax Sustainable Allocation Fund

Impax US Sustainable Economy Fund

Impax Small Cap Fund

Impax High Yield Bond Fund

Impax Global Environmental Markets Fund

Impax International Sustainable Economy Fund

Impax Large Cap Fund

Impax Global Sustainable Infrastructure Fund

Impax Core Bond Fund

	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
Impax Global Opportunities Fund	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the four years in the period ended December 31, 2022 and the period from June 27, 2018 (commencement of operations) through December 31, 2018

157

December 31, 2022

Fund comprising Trust III	Statement of Operations	Statements of Changes in Net Assets	Financial highlights
Impax Ellevate Global Women’s Leadership Fund	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Impax Funds Series Trust I and Impax Funds Series Trust III since 2003.

Boston, Massachusetts
February 22, 2023

158

December 31, 2022

Proxy Voting (Unaudited)

You may obtain a description of the Funds’ policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC’s website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Impax(toll-free) at 800.767.1729 or visiting Impax’s website at www.impaxam.com and will be available without charge by visiting the SEC’s website at www.sec.gov.

Portfolio Holdings (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year (or as an exhibit to its reports Form N-PORT). Each Fund’s Forms N-PORT are available on the SEC’s web site at www.sec.gov.

Board Considerations in Approving the Amended and Restated Advisory Agreement

Review Process. The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Trustees”) of Pax World Funds Series Trust I (“Trust I”) and a majority of the Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of Trust I (the “Independent Trustees”), voting separately, approve any new advisory agreement, or any amendment thereof, for any series of Trust I.

The 1940 Act also requires that the Trustees of Trust I request and evaluate, and that Impax Asset Management LLC (“IAM”) furnish, such information as may reasonably be necessary for the Trustees of Trust I to evaluate the terms of the amended and restated advisory agreement (the “Amended and Restated Advisory Agreement”) by and between IAM and Trust I, on behalf of Pax Large Cap Fund (the “Fund”).

At a meeting held on September 14-15, 2022 (the “Meeting”), the Trustees, including a majority of the Independent Trustees, approved the Amended and Restated Advisory Agreement. The Trustees took such action after discussion among themselves and with representatives of IAM of the information provided to them by IAM relating to the proposed introduction of breakpoints in the fee schedule of the Fund.

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December 31, 2022

The Independent Trustees were assisted in their evaluation of the Amended and Restated Advisory Agreement by independent legal counsel, from whom they received assistance and advice, including a review of the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from management. The Independent Trustees requested information and discussed with IAM the information that was provided.

The Independent Trustees considered that the only effect of the Amended and Restated Advisory Agreement was to reduce the fees payable by the Fund thereunder above certain asset levels.

The Trustees, including the Independent Trustees, also considered their deliberations and conclusions in connection with their recent approval of the advisory agreement, including with respect to (i) the nature, extent and quality of IAM’s services; (ii) the investment performance of the Fund; (iii) the advisory fees paid by the Fund to IAM relative to the Fund’s Broadridge peer group; (iv) the costs of the services provided by IAM and the estimated profitability of IAM’s relationship with the Fund; (v) the direct and indirect benefits to IAM from its relationship with the Fund, including reputational and other “fall out” benefits; and (vi) the extent to which IAM may realize economies of scale or other efficiencies in managing and supporting the Fund. The Trustees noted that they had approved the continuation of the then-current advisory agreement for the Fund at their June 8-9, 2022 meeting, after evaluating materials provided in connection with the contract review process at their March and June 2022 meetings.

Conclusions. Based on the foregoing and other relevant considerations, the Trustees, including a majority of the Independent Trustees, voted to approve the Amended and Restated Advisory Agreement. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that approval of the Amended and Restated Advisory Agreement would be in the best interests of shareholders of the Fund.

160

December 31, 2022

Management of the Funds (Unaudited)

Interested Trustees and Officers

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Joseph Keefe (69)	Trust I: Trustee, President (since 2006) Trust III: Trustee, President (since 2013)	President (2006-present) and Chief Executive Officer (2005-2018) of IAM; Chief Executive Officer of Pax Ellevate Management LLC (“PEM”) (2014-2020); member of the Boards of Directors of Women Thrive Alliance (2009-2018) and New Hampshire Public Radio (2017-present); Co-Chair of the Leadership Group of the Women’s Empowerment Principles (2014-2018).	11
Lindsey Brace Martinez (55)	Trust I: Trustee (since 2018) Trust III: Trustee (since 2019)	Chair, People & Culture Committee, Onward Energy LLC (2021-present); Director, Seven Islands Management Co. (2018-present); Founder and Managing Member, Starpoint Advisors, LLC (2015-present); Director, Impax Asset Management Group plc (2015-present); Chair of the Board of Directors, Novatus Energy, LLC (2016-present); Board Member, Yale Center for Business and Environment (2014-present); Investment Sub-Committee Member, National Geographic Society (2015-present); Member, Advisory Council, Quebec Labrador Foundation (2012-present).	11
John Boese (59)	Trust I: Chief Compliance Officer (since 2006) and Secretary (since 2023) Trust III: Chief Compliance Officer (since 2013) and Secretary (since 2023)	Chief Compliance Officer of IAM (2006-present), Pax Ellevate Management LLC (2014-2020), Impax Asset Management Ltd (2020-present) and Impax Asset Management (AIFM) Ltd (2020-present).	N/A

161

December 31, 2022

Interested Trustees and Officers, continued

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Alicia K. DuBois (63)	Trust I: Treasurer (since 2006) Trust III: Treasurer (since 2013)	Chief Financial Officer for IAM (2006-present) and for PEM (2014-2021). Director of Impax Asset Management LLC and Director of IAM Holdco, Inc. (December 2021-present).	N/A
Robert Silva (56)	Trust I: Assistant Treasurer (Since 2015) Trust III: Assistant Treasurer (Since 2015)	Director of Fund Administration for IAM (2014-present) and for PEM (2014-2021).	N/A

162

December 31, 2022

Disinterested Trustees

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Adrian P. Anderson (68)[2,3]	Trust I: Trustee (since 2007) Trust III: Trustee (since 2013)	Tax Advisor at Block Advisors (November 2022 - Present); Chief Executive Officer, North Point Advisors, LLC (2004 - present); Director of Finance at Choice in Aging (July 2022 - September 2022); Tax Director at Blue Sky Utility, a renewable energy finance firm (2022-present); Chair of Investment Committee, Zanick Advisors, a real estate advisory firm (2020-2021); Tax Associate at H+R Block (2020-2021); Tax Accountant at Shwiff, Levy & Polo, LLP (2018-2019); Tax Accountant at Watson Tax CPA (November 2021 - January 2022).	11
Anne M. Goggin (73)[3,4]	Trust I and Trust III: Vice Chairperson of the Board of Trustees (since 2019) Trust I and Trust III: Trustee (since 2017)	Trustee of RS Investment Trust and RS Variable Products Trust (2006-2016); attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company; Member, Governing Council of the Independent Directors Council (2012-2020)	11
D’Anne Hurd (72)[2,3]	Trust I: Trustee (since 2015) Trust III: Trustee (since 2015)	Independent Member of and Independent Advisor to Corporate Boards of Directors (1993 to present). Private investor (2011– present); member of the Board of Directors, Audit (Chair) and Nominating and Governance Committees, Peckham Industries, Inc. (2013–present); member of the Board of Directors and Audit (Chair) Committee of Martin Engineering, Inc. (2019-present); Chief Executive Officer of Crawford Consulting LLC (2011-present).	11

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December 31, 2022

Disinterested Trustees, continued

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
John L. Liechty (68)[3,5]	Trust I: Chairman of the Board of Trustees (since 2014); Trustee (since 2009) Trust III: Chairman of the Board of Trustees (since 2014); Trustee (since 2013)	Founder and Principal, Integrated Investment Solutions (2009-present); Founder and Partner, Integrated Financial Planning Solutions, LLC (2010-2021). Board member and Investment Committee Chair, Community Foundation of Elkhart County (IN) (2014-present).	11
Gregory D. Sheehan (67)[6]	Trust I and Trust III: Trustee (since 2023)	Adjunct Professor at Boston College Law School (2022-Present); Partner of Ropes & Gray LLP (law firm) (1989-2020).	11
Nancy S. Taylor (67)[3,4]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Senior Minister Emeritus, Old South Church in Boston (2005-2022); Advisory Board, Yale Divinity School (2010-present); Advisory Board, Idaho Human Rights Education Center (2009-present); Trustee Emeritus, Benjamin Franklin Institute of Technology (2011-present).	11

[1]

A Trustee of the Funds holds office until a successor is chosen and qualified. An Officer of the Funds is appointed by the respective Board of Trustees and holds office until a successor is chosen and qualified. The business address of each Trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

[2]

Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The committee met four times in 2022.

[3]

Designates a member of the Governance and Nomination Committee and Compliance Committee. The Governance and Nomination Committee is responsible for recommending Board candidates, reviewing and recommending Board compensation. The committee met four times in 2022.

[4]

Designates a member of the Compliance Committee. The Compliance Committee is responsible for overseeing regulatory and compliance matters, as well as Fund-related compliance activities of the Funds’ service providers. The committee met four times in 2022.

[5]

Designates a floating member of each of the Audit Committee and the Compliance Committee, and, as such, will attend meetings of the committees based upon the matters to be discussed at each meeting or as otherwise determined by the Board or the committees.

[6]	Mr. Sheehan was appointed as a Trustee of the Trusts effective January 1, 2023.

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December 31, 2022

Federal Tax Information (Unaudited)

The percentages of ordinary income distributed by each of the Funds that is Qualified Dividend Income (QDI) and that qualifies for corporate Dividends Received Deduction (DRD) are as follows:

Fund	QDI%	DRD%
Large Cap	100.00%	100.00%
Small Cap	100.00%	100.00%
US Sustainable Economy	100.00%	100.00%
Global Sustainable Infrastructure	88.59%	100.00%
Global Opportunities	100.00%	100.00%
Global Environmental Markets	100.00%	100.00%
Global Women’s Leadership	100.00%	100.00%
International Sustainable Economy	100.00%	100.00%
Core Bond	0.68%	100.00%
High Yield Bond	0.14%	100.00%
Sustainable Allocation	99.99%	100.00%

For the fiscal year ended December 31, 2022 the International Sustainable Economy Fund earned foreign source income totaling $26,049,524 and paid $1,983,217 foreign taxes which it intends to pass through to its shareholders.

165

December 31, 2022
Account Options and Services

At Impax, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts	Services

Regular Accounts: Individual, business and trust accounts are available for all Impax Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child’s education.

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Impax account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access Utilizing a unique ID number and PIN, you can access your Impax account balances or histories; purchase or redeem fund shares; or make exchanges between different Impax Funds.

www.impaxam.com Learn all about Impax Funds through our web site. You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how we voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This annual report is intended for shareholders of the Impax Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds’ investment objectives, risks and charges and expenses carefully before investing. The Funds’ prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing impaxfunds@impaxam.com or visiting www.impaxam.com.

Distributor: Foreside Financial Services, LLC Member of FINRA 2/23.

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30 Penhallow Street, Suite 400

Portsmouth NH 03801

800.767.1729

www.impaxam.com

Item 2. Code of Ethics.

As of December 31, 2022, the Registrant has adopted a “code of ethics,” as such term is defined in paragraph (b) of this Item 2, that applies to all officers of the Registrant, including Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or by a third party.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Adrian Anderson and Dorothy Ann Hurd, who serve on the Board’s Audit Committee, qualify as “audit committee financial experts,” as such term is defined in paragraph (b) of this Item 3. The Board also has determined that Mr. Anderson and Ms. Hurd are “independent,” as such term is interpreted by subparagraph (a)(2) of this Item 3. The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $23,945 and $23,248 for the fiscal years ended December 31, 2022 and 2021, respectively.

(b) Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ended December 31, 2022 and 2021, respectively.

(c) Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $17,000 and $12,190 for the fiscal years ended December 31, 2022 and 2021, respectively. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d) All Other Fees.  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, are $10,216 and $9,495 for the fiscal years ended December 31, 2022 and 2021, respectively.

(e) (1)  To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Registrant by the independent registered public accounting firm and all non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) With respect to the services described in paragraphs (b) through (d) of this Item, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X and no amount was required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, or to the Registrant’s investment adviser, or to any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant totaled $0 and $0, for the fiscal years ended December 31, 2022 and 2021, respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

A complete series of schedules of investments is included as part of the report to shareholders filed under Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.  Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)  There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Companies

Not applicable.

Item 13.  Exhibits.

(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

	(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)	Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Impax Funds Series Trust III

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	February 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	February 22, 2023

By (Signature and Title)	/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	February 22, 2023